                                                                  EXHIBIT 10.135

================================================================================

                          SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                         Dated as of September 1, 1998

                                     among

                            MICRON TECHNOLOGY, INC.,

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                    as Agent

                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                  Arranged by

                          BANCAMERICA SECURITIES, INC.

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                       Page
                                                                                       ----
ARTICLE I  -   DEFINITIONS; OTHER INTERPRETIVE PROVISIONS; ACCOUNTING PRINCIPLES...      1
        1.01   Certain Defined Terms...............................................      1
        1.02   Other Interpretive Provisions.......................................     17
        1.03   Accounting Principles...............................................     17

ARTICLE II  -  THE REVOLVING CREDIT................................................     18
        2.01   Amounts and Terms of Commitments....................................     18
        2.02   Loan Accounts.......................................................     18
        2.03   Procedure for Borrowing.............................................     18
        2.04   Conversion and Continuation Elections...............................     19
        2.05   Termination or Reduction of Commitments.............................     20
        2.06   Prepayments.........................................................     20
        2.07   Repayment...........................................................     21
        2.08   Interest............................................................     21
        2.09   Fees................................................................     22
        2.10   Computation of Fees and Interest....................................     22
        2.11   Payments by the Company.............................................     22
        2.12   Payments by the Banks to the Agent..................................     23
        2.13   Sharing of Payments, Etc. ..........................................     23
        2.14   Optional Extension of Commitments...................................     24
        2.15   Certain Closing Date Transitional Matters...........................     24

ARTICLE III  -  TAXES, YIELD PROTECTION AND ILLEGALITY.............................     24
        3.01   Taxes...............................................................     24
        3.02   Illegality..........................................................     26
        3.03   Increased Costs and Reduction of Return.............................     27
        3.04   Funding Losses......................................................     27
        3.05   Inability to Determine Rates........................................     28
        3.06   Certificates of Banks...............................................     28
        3.07   Replacement of Bank.................................................     28
        3.08   Survival............................................................     29

ARTICLE IV  -  CONDITIONS PRECEDENT................................................     29
        4.01   Conditions to Effectiveness.........................................     29
               (a)  Credit Agreement, Guaranty and Notes...........................     29
               (b)  Resolutions; Incumbency; Organization Documents................     29
               (c)  Good Standing..................................................     30
               (d)  Legal Opinions.................................................     30
               (e)  Payment of Fees................................................     30
               (f)  Certificate....................................................     30
               (g)  Collateral Documents and Actions Relating to Collateral........     30
               (h)  Other Documents................................................     31

                                       i.

                               TABLE OF CONTENTS
                                  (continued)


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        4.02   Conditions to All Borrowings........................................     31
               (a)  Notice of Borrowing or Conversion/Continuation.................     31
               (b)  Continuation of Representations and Warranties.................     31
               (c)  No Existing Default............................................     31

ARTICLE V  -  REPRESENTATIONS AND WARRANTIES.......................................     32
        5.01   Corporate Existence and Power.......................................     32
        5.02   Corporate Authorization; No Contravention...........................     32
        5.03   Governmental Authorization..........................................     32
        5.04   Binding Effect......................................................     32
        5.05   Litigation..........................................................     32
        5.06   No Default..........................................................     33
        5.07   ERISA Compliance....................................................     33
        5.08   Use of Proceeds; Margin Regulations.................................     33
        5.09   Title to Properties; Liens..........................................     33
        5.10   Taxes...............................................................     34
        5.11   Financial Condition.................................................     34
        5.12   Environmental Matters...............................................     34
        5.13   Regulated Entities..................................................     34
        5.14   Intellectual Property...............................................     35
        5.15   Subsidiaries; Minority Interests....................................     35
        5.16   Insurance...........................................................     35
        5.17   Swap Obligations....................................................     35
        5.18   Full Disclosure.....................................................     36
        5.19   Projections.........................................................     36
        5.20   Year 2000...........................................................     36
        5.21   Collateral Documents................................................     36

ARTICLE VI  -  AFFIRMATIVE COVENANTS...............................................     37
        6.01   Financial Statements................................................     37
        6.02   Certificates; Other Information.....................................     38
        6.03   Notices.............................................................     38
        6.04   Preservation of Corporate Existence, Etc. ..........................     40
        6.05   Maintenance of Property.............................................     40
        6.06   Insurance...........................................................     40
        6.07   Payment of Obligations..............................................     40
        6.08   Compliance with Laws................................................     41
        6.09   Compliance with ERISA...............................................     41
        6.10   Inspection of Property and Books and Records........................     41
        6.11   Environmental Laws..................................................     42
        6.12   Use of Proceeds.....................................................     42
        6.13   Ranking; Designated Senior Indebtedness.............................     42
        6.14   New Semiconductor Operations Subsidiaries...........................     42
        6.15   Further Assurances..................................................     42

ARTICLE VII  -  NEGATIVE COVENANTS.................................................     42
        7.01   Limitation on Liens.................................................     42

                                      ii.

                               TABLE OF CONTENTS
                                  (continued)


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        7.02   Exclusive Negative Pledge...........................................     45
        7.03   Disposition of Assets...............................................     46
        7.04   Consolidations and Mergers..........................................     47
        7.05   Loans and Investments...............................................     47
        7.06   Limitation on Indebtedness and Contingent Obligations...............     49
        7.07   Transactions with Affiliates........................................     50
        7.08   Use of Proceeds.....................................................     51
        7.09   Restricted Payments.................................................     51
        7.10   Permitted Subordinated Debt.........................................     51
        7.11   ERISA...............................................................     52
        7.12   Business or Accounting Changes......................................     52
        7.13   Minimum Cash and Equivalents........................................     52
        7.14   Combined Tangible Net Worth.........................................     53
        7.15   Leverage Ratio......................................................     53
        7.16   Maximum Indebtedness to Capitalization..............................     53
        7.17   [Reserved]..........................................................     53
        7.18   Material Semiconductor Operations...................................     53

ARTICLE VIII  -  EVENTS OF DEFAULT.................................................     53
        8.01   Event of Default....................................................     53
               (a)  Non-Payment....................................................     53
               (b)  Representation or Warranty.....................................     53
               (c)  Specific Defaults..............................................     53
               (d)  Other Defaults.................................................     54
               (e)  Cross-Acceleration -- Indebtedness.............................     54
               (f)  Cross-Acceleration - Swap Obligations..........................     54
               (g)  Insolvency; Voluntary Proceedings..............................     54
               (h)  Involuntary Proceedings........................................     55
               (i)  ERISA..........................................................     55
               (j)  Monetary Judgments.............................................     55
               (k)  Non-Monetary Judgments.........................................     55
               (l)  Change of Control..............................................     55
               (m)  Loss of Governmental Licenses..................................     56
               (n)  Permitted Subordinated Debt; Loss of Subordination.............     56
               (o)  Guarantor Defaults.............................................     56
               (p)  Collateral.....................................................     56
        8.02   Remedies............................................................     56
        8.03   Rights Not Exclusive................................................     57
        8.04   Certain Financial Covenant Defaults.................................     57

ARTICLE IX  -  THE AGENT...........................................................     57
        9.01   Appointment and Authorization; "Agent"..............................     57
        9.02   Delegation of Duties................................................     57
        9.03   Liability of Agent..................................................     58
        9.04   Reliance by Agent...................................................     58
        9.05   Notice of Default...................................................     58
        9.06   Credit Decision.....................................................     59

                                      iii.

                               TABLE OF CONTENTS
                                  (continued)


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                                                                                       ----
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        9.07   Indemnification of Agent............................................     59
        9.08   Agent in Individual Capacity........................................     59
        9.09   Successor Agent.....................................................     60
        9.10   Withholding Tax.....................................................     60
        9.11   Co-Agents...........................................................     61
        9.12   Collateral Matters..................................................     62

ARTICLE X  -  MISCELLANEOUS........................................................     62
        10.01  Amendments and Waivers..............................................     62
        10.02  Notices.............................................................     63
        10.03  No Waiver; Cumulative Remedies......................................     63
        10.04  Costs and Expenses..................................................     63
        10.05  Company Indemnification.............................................     64
        10.06  Payments Set Aside..................................................     64
        10.07  Successors and Assigns..............................................     65
        10.08  Assignments, Participations, etc. ..................................     65
        10.09  Confidentiality.....................................................     66
        10.10  Set-off.............................................................     67
        10.11  Notification of Addresses, Lending Offices, Etc. ...................     67
        10.12  Counterparts........................................................     67
        10.13  Severability........................................................     68
        10.14  No Third Parties Benefited..........................................     68
        10.15  Governing Law and Jurisdiction......................................     68
        10.16  Waiver of Jury Trial................................................     68
        10.17  Entire Agreement....................................................     69
        10.18  Amendment and Restatement of Existing Facility......................     69

                                      iv.

                        ANNEXES, SCHEDULES AND EXHIBITS
                        -------------------------------

ANNEXES:

I     Pricing Grid

SCHEDULES:

2.01  Commitments and Pro Rata Shares
4.01  Filing Offices
10.02 Lending and Payment Offices; Addresses for Notices

EXHIBITS:

A     Form of Notice of Borrowing
B     Form of Notice of Conversion/Continuation
C     Form of Note
D     Form of Compliance Certificate
E     Form of Guaranty
F     Form of Company Security Agreement
G     Form of Guarantor Security Agreement
H     Form of Idaho Deed of Trust
I     Form of Utah Deed of Trust
J     Form of Legal Opinion of Company's Assistant General Counsel
K     Form of Legal Opinion of Wilson Sonsini Goodrich & Rosati PC
L     Form of Opinion of Hawley, Troxell, Ennis & Hawley LLP
M     Form of Opinion of Parsons Behle & Latimer
N     Form of Assignment and Acceptance

                                       v.

                         SECOND AMENDED AND RESTATED
                         ---------------------------
                         REVOLVING CREDIT AGREEMENT
                         --------------------------

          This SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is entered into as of September 1, 1998, among Micron Technology, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to
                  -------
time to this Agreement (individually, a "Bank" and, collectively, the "Banks"),
                                         ----                          -----
and Bank of America National Trust and Savings Association, as administrative agent for the Banks (in such capacity, the "Agent").
                                            -----

                                    RECITALS
                                    --------

        A. The Company, the Banks and the Agent entered into that certain First Amended and Restated Revolving Credit Agreement, dated as of May 28, 1997, as amended (as amended, the "Existing Facility").
                                               -----------------

        B. The Company, the Banks and the Agent desire to amend and restate the Existing Facility on the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

          ARTICLE I  -    DEFINITIONS; OTHER INTERPRETIVE PROVISIONS;
          ----------------------------------------------------------
                             ACCOUNTING PRINCIPLES
                             ---------------------

1.01  Certain Defined Terms. The following terms have the following meanings:
      ---------------------

          "Acquisition" means any transaction or series of related transactions
           -----------
for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                                       1.

          "Agent" means BofA in its capacity as agent for the Banks hereunder,
           -----
and any successor agent arising under Section 9.09.

          "Agent-Related Persons" means BofA and any successor agent arising
           ---------------------
under Section 9.09, together with their respective Affiliates (including, in the case of BofA, the Lead Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agent's Payment Office" means the address for payments set forth on
           ----------------------
Schedule 10.02 or such other address as the Agent may from time to time specify.

          "Agreement" means this Second Amended and Restated Revolving Credit
           ---------
Agreement.

          "Applicable Fee Percentage" means with respect to the commitment fee
           -------------------------
payable hereunder, the amount set forth opposite the indicated Level below the heading "Commitment Fee" in the pricing grid set forth on Annex I in accordance
                                                          -------
with the parameters for calculations of such amount also set forth on Annex I.
                                                                      -------

          "Applicable Margin" means, with respect to the interest payable on
           -----------------
Base Rate Loans and Offshore Rate Loans outstanding hereunder, the amount set forth opposite the indicated Level below the heading "LIBOR Margin" or "Base Rate Margin," as applicable, in the pricing grid set forth on Annex I in
                                                              -------
accordance with the parameters for calculations of such amounts also set forth on Annex I.
   -------

          "Assignee" has the meaning specified in subsection 10.08(a).
           --------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          "Bank" has the meaning specified in the introductory paragraph hereof.
           ----

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
U.S.C. (S)101, et seq.).
               -------

          "Base Rate" means, for any day, the higher of:  (a) 0.50% per annum
           ---------
above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "Reference Rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan that bears interest based on the Base
           --------------
Rate.

                                       2.

          "BofA" means Bank of America National Trust and Savings Association, a
           ----
national banking association.

          "Borrowing" means a borrowing hereunder consisting of Loans of the
           ---------
same Type made to the Company on the same day by the Banks under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
Section 2.03.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York, New York, Portland, Oregon, Boise, Idaho, or San Francisco, California are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore Dollar interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capitalization", on any date, means the sum of (i) all Indebtedness
           --------------
of the Company and the Semiconductor Operations Subsidiaries on a combined basis on such date, plus (ii) Combined Tangible Net Worth on such date.
              ----

          "Charge" has the meaning specified in Section 8.04.
           ------

          "Closing Date" means the date on which all conditions precedent set
           ------------
forth in Section 4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

          "Code" means the Internal Revenue Code of 1986, and regulations
           ----
promulgated thereunder.

          "Collateral" means all property and interests in property and proceeds
           ----------
thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien now or hereafter exists in favor of the Banks, or the Agent on behalf of the Banks, whether under this Agreement or under any other documents executed by any such Person, and delivered to the Agent or the Banks.

          "Collateral Documents" means, collectively, (i) the Security
           --------------------
Agreements, the Deeds of Trusts and all other security agreements, mortgages, deeds of trust, lease assignments, guarantees and other similar agreements between any Loan Party and the Banks or the Agent for the benefit of the Banks now or hereafter delivered to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against any Loan Party as debtor in favor of the Banks or the Agent for the

                                       3.

benefit of the Banks as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Combined Adjusted Total Liabilities" means, as of any date of
           -----------------------------------
determination, without duplication, the total liabilities of the Company and the Semiconductor Operations Subsidiaries on a combined basis, as shown in the Semiconductor Operations Supplemental Schedules, plus all Guaranty Obligations of the Company and the Semiconductor Operations Subsidiaries on a combined basis with respect to indebtedness or obligations of Persons other than the Company and the Semiconductor Operations Subsidiaries of the kinds referred to in clauses (a) through (g) of the definitions of the term "Indebtedness", plus all obligations of the Company and the Semiconductor Operations Subsidiaries on a combined basis under synthetic leases in excess of $500,000, individually, which obligations shall be discounted to present value at the interest rate implicit in each such lease in effect at any date of determination, less Permitted Subordinated Debt.

          "Combined Net Income" and "Combined Net Loss" mean, respectively, for
           -------------------       -----------------
any period, the aggregate net income or loss for such period of the Company and the Semiconductor Operations Subsidiaries on a combined basis, as shown in the Semiconductor Operations Supplemental Schedules.

          "Combined Tangible Assets" means, as of any date of determination, (a)
           ------------------------
the total assets of the Company and the Semiconductor Operations Subsidiaries on a combined basis, as shown in the Semiconductor Operations Supplemental Schedules, minus (b) the net book value of all assets of the Company and the
           -----
Semiconductor Operations Subsidiaries on a combined basis, as shown in the Semiconductor Operations Supplemental Schedules which would be treated as intangible assets under GAAP, including (without duplication or limitation) intangible deferred charges, franchise rights, non-compete agreements, capitalized research and development costs, capitalized costs associated with software development expenses, goodwill, patents, patent applications, trademarks, trade names, copyrights and licenses.

          "Combined Tangible Net Worth" means, as of any date of determination,
           ---------------------------
(a) the total net assets of the Company and the Semiconductor Operations Subsidiaries on a combined basis, as shown in the Semiconductor Operations Supplemental Schedules minus (b) the net book value of all assets of the Company
                       -----
and the Semiconductor Operations Subsidiaries on a combined basis as shown in the Semiconductor Operations Supplemental Schedules which would be treated as intangibles under GAAP, including (without duplication or limitation) intangible deferred charges, franchise rights, non-compete agreements, capitalized research and development costs, capitalized costs associated with software development expenses, goodwill, patents, patent applications, trademarks, trade names, copyrights and licenses.

          "Commitment", as to each Bank, has the meaning specified in Section
           ----------
2.01.

          "Company" means Micron Technology, Inc., a Delaware corporation.
           -------

          "Company Security Agreement" means the Security Agreement between the
           --------------------------
Company and the Agent in substantially the form of Exhibit F.
                                                   ---------

                                       4.

          "Compliance Certificate" means a certificate, duly executed by a
           ----------------------
Responsible Office of the Company, substantially in the form of Exhibit D.
                                                                ---------

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
indirect liability of that Person, whether or not contingent, with or without recourse: (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the
                                 -------------------
"primary obligor"), including any obligation of that Person (i) to purchase,
----------------
repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with
                                          -------------------
respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments;
(c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------
2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Deeds of Trust" means the Idaho Deed of Trust and the Utah Deed of
           --------------
Trust.

          "Default" means any event or circumstance which, with the giving of
           -------
notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Disclosure Letter" means the disclosure letter dated the Original
           -----------------
Closing Date delivered to the Agent pursuant to Section 4.01(g) of the Existing Facility.

          "Dispositions" has the meaning specified in Section 7.03.
           ------------

          "Distributions" has the meaning specified in Section 7.09.
           -------------

          "Dollars", "dollars" and "$" each mean lawful money of the United
           -------    -------       -
States.

                                       5.

          "EBITDA" means, for any period, Combined Net Income or Combined Net
           ------
Loss, as the case may be, for such period, plus the sum of (a) interest expense,
                                           ----
(b) income tax expense, (c) depreciation expense, and (d) amortization expense, which were deductible in determining Combined Net Income or Combined Net Loss.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such
                                  ----
country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Indemnity" means the Environmental and Hazardous
           -----------------------
Substance Indemnity Agreement, dated as of September 1, 1998, made by the Company in favor of the Banks and the Agent.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means the Employee Retirement Income Security Act of 1974.
           -----

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) under common control with the Company within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          "ERISA Event" means (a) a Reportable Event with respect to a Pension
           -----------
Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer

                                       6.

Plan; or (f) the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
definition of "Offshore Rate".

          "Event of Default" means any of the events or circumstances specified
           ----------------
in Section 8.01.

          "Exchange Act" means the Securities Exchange Act of 1934, and
           ------------
regulations promulgated thereunder.

          "Existing Facility" has the meaning set forth in Recital A to this
           -----------------
Agreement.

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published with respect to any day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
any Governmental Authority succeeding to any of its principal functions.

          "Filing Offices" has the meaning set forth in Section 4.01.
           --------------

          "Further Taxes" means any and all present or future taxes, levies,
           -------------
assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 3.01.

          "GAAP" means generally accepted accounting principles set forth from
           ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                                       7.

          "Guarantor" means Micron Semiconductor Products, Inc., an Idaho
           ---------
corporation and a Semiconductor Operations Subsidiary for purposes hereof.

          "Guarantor Security Agreement" means the Security Agreement between
           ----------------------------
the Guarantor and the Agent in substantially the form of Exhibit G.
                                                         ---------

          "Guaranty" means the Guaranty executed by the Guarantor in
           --------
substantially the form of Exhibit E.
                          ----------

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
"Contingent Obligation."

          "Idaho Deed of Trust" means the Deed of Trust with Assignment of
           -------------------
Rents, Security Agreement and Fixture Filing, from the Company, as trustor, to the trustee named therein and for the Agent, as beneficiary, in substantially the form of Exhibit H.
            ---------

          "Idaho Facility" means the Company's facility in Boise, Idaho, located
           --------------
on the "Land" described in the Idaho Deed of Trust.

          "Indebtedness" of any Person means, without duplication: (a) all
           ------------
indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than royalty payables and trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. For all purposes of this Agreement, (i) the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member, and (ii) indebtedness secured by a Lien permitted under Section 7.01(m) shall not constitute Indebtedness hereunder.

          "Indemnified Liabilities" has the meaning specified in Section 10.05.
           -----------------------

          "Indemnified Person" has the meaning specified in Section 10.05.
           ------------------

          "Independent Auditor" has the meaning specified in subsection 6.01(a).
           -------------------

          "Insolvency Proceeding" means, with respect to any Person, (a) any
           ---------------------
case, action or proceeding with respect to such Person before any court or other Governmental Authority

                                       8.

relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Intellectual Property Licenses" has the meaning specified in Section
           ------------------------------
6.03(b).

          "Interest Payment Date" means, as to any Loan other than a Base Rate
           ---------------------
Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided, however, that if any
                                                  --------  -------
Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period
           ---------------
commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that:
--------  ----

        (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

        (b) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

        (c) no Interest Period for any Loan shall extend beyond the Revolving Termination Date as in effect on the date such Loan is made, converted or continued, as the case may be.

          "Investments" has the meaning specified in Section 7.05.
           -----------

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
Authority succeeding to any of its principal functions under the Code

          "Lead Arranger" means BancAmerica Securities, Inc.
           -------------

          "Lending Office" means, as to any Bank, the office or offices of such
           --------------
Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.02, or such other office or
                                        --------------
offices as such Bank may from time to time notify the Company and the Agent.

                                       9.

          "Leverage Ratio" means, as of any date of determination, the ratio of
           --------------
(a) Combined Adjusted Total Liabilities, after giving effect to any payments or prepayments hereunder made on such date, to (b) Combined Tangible Net Worth.

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Bank to the Company under
           ----
Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type"
                                                                           ----
of Loan).

          "Loan Documents" means this Agreement, the Notes, the Guaranty, the
           --------------
Collateral Documents, the Environmental Indemnity, the Disclosure Letter, all fee letters and all other certificates, documents or financial or other statements delivered at any time to the Agent or any Bank in connection herewith or with any other Loan Document.

          "Loan Party" means each of the Company and the Guarantor.
           ----------

          "Majority Banks" means at any time Banks then holding at least 66-2/3%
           --------------
of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having at least 66-2/3% of the Commitments.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
Regulation T, U  or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Company or the Company and its Semiconductor Operations Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its payment obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document.

          "Material Semiconductor Operations" means, at any time, semiconductor
           ---------------------------------
operations (excluding any existing Subsidiary that is not a Wholly-Owned Subsidiary, and its Subsidiaries, if any) which both (a) comprise assets having a net book value equal to or greater than ten percent (10%) of the combined total assets of the Company and its Semiconductor Operations Subsidiaries as shown in the Semiconductor Operations Supplemental Schedules, and (b) for the most recent fiscal quarter or the most recent fiscal year, generated operating income equal to or greater than ten percent (10%) of the combined income from operations for the Company and its Semiconductor Operations Subsidiaries as shown in the Semiconductor Operations Supplemental Schedules.

                                      10.

          "Material Semiconductor Operations Subsidiary" means, at any time, (a)
           --------------------------------------------
any Semiconductor Operations Subsidiary conducting Material Semiconductor Operations, and (b) any Semiconductor Operations Subsidiary owning 50% or more of the voting stock or other equity interest of any Material Semiconductor Operations Subsidiary.

          "Multiemployer Plan" means a "multiemployer plan", within the meaning
           ------------------
of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "Negative Pledge" has the meaning specified in Section 7.02.
           ---------------

          "Net Proceeds" means, as to any Disposition by a Person,  the gross
           ------------
proceeds received by such Person from such Disposition less all direct costs and expenses incurred or to be incurred, and all federal, state, local and foreign taxes assessed or to be assessed, in connection therewith.

          "Note" means a promissory note executed by the Company in favor of a
           ----
Bank pursuant to Section 2.02(b), in substantially the form of Exhibit C.
                                                               ---------

          "Notice of Borrowing" means a notice in substantially the form of
           -------------------
Exhibit A.
---------

          "Notice of Conversion/Continuation" means a notice in substantially
           ---------------------------------
the form of Exhibit B.
            ---------

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offshore Rate" means, for any Interest Period, with respect to
           -------------
Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

                                                      LIBOR
            Offshore Rate   =   ------------------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

       Where,

           "Eurodollar Reserve Percentage" means for any day in any Interest
            -----------------------------
       Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                                      11.

           "LIBOR" means, for any Interest Period, the rate of interest per
            -----
       annum determined by the Agent to be the arithmetic mean (rounded upward to the next 1/16 of 1%) equal to the rates of interest per annum notified to the Agent by BofA as the rate of interest at which Dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by BofA and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

           The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Offshore Rate Loan" means a Loan that bears interest based on the
           ------------------
Offshore Rate.

          "Organization Documents" means, for any corporation, the certificate
           ----------------------
or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          "Original Closing Date" means the "Closing Date" of the Existing
           ---------------------
Facility.

          "Other Taxes" means any present or future stamp, court or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies imposed by any Governmental Authority which arise from any payment made hereunder by the Company or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Participant" has the meaning specified in Section 10.08(d).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of
           ------------
ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

          "Permitted Liens" has the meaning specified in Section 7.01.
           ---------------

          "Permitted Sale-Leaseback Transaction" means a transaction pursuant to
           ------------------------------------
which the Company or any of the Semiconductor Operations Subsidiaries purchases equipment and, within 12 months thereafter, sells such equipment to, and leases back such equipment from, a third-party pursuant to an operating or capital lease.

                                      12.

          "Permitted Subordinated Debt" means (a) Indebtedness issued under the
           ---------------------------
Subordinated Note Indenture in an aggregate principal amount not to exceed the amount outstanding as of the Closing Date; (b) any TI Subordinated Debt; and (c) any other Indebtedness of the Company (issued in compliance with the limitations set forth in Section 7.06(j)) under a written instrument which, unless otherwise consented to by the Majority Banks prior to the issuance thereof:

        (i) without giving effect to the first clause of Section 1501 of the Subordinated Note Indenture providing for modifications in a supplemental indenture or pursuant to Section 301, contains subordination provisions at least as favorable to the Banks as those contained in Article Fifteen of the Subordinated Note Indenture;

        (ii) provides that the stated maturity date of such subordinated Indebtedness shall be at least one year after the Revolving Termination Date in effect on the date of its issuance;

        (iii) requires no mandatory or scheduled amortization, prepayments, redemptions, repurchases, defeasances or sinking fund payments prior to one year after the Revolving Termination Date in effect on the date of its issuance, except for mandatory redemptions and purchases upon the
               ------
     occurrence of certain changes in control or fundamental changes with respect to the Company which are approved by the Majority Banks prior to the issuance of such subordinated Indebtedness, which mandatory redemptions and purchases shall be subject to the subordination provisions set forth in this definition;

        (iv) contains no representations, warranties or covenants other than those set forth in Articles Eight and Ten of the Subordinated Note Indenture other than those which are not otherwise inconsistent with the other clauses of this definition or are not more restrictive on the Company than, or are in addition to, the representations, warranties or covenants concerning the operation or condition of the Company contained in the Agreement;

        (v)    contains no events of default other than those set forth in
     Section 501(1)-(6) of the Subordinated Note Indenture other than a cross-acceleration clause substantially in the form set forth in the Disclosure Letter;

        (vi) contains no modifications, additions or deletions to the Subordinated Note Indenture (made pursuant to a supplemental indenture, pursuant to Section 301 or 901 of the Subordinated Note Indenture or otherwise) unless the Majority Banks have determined that such modifications, additions or deletions are not otherwise inconsistent with the other clauses of this definition or adverse to the interests of the Banks from the standpoint of senior lenders;

        (vii) is unsecured except for Liens granted in favor of the trustee for such Permitted Subordinated Debt as described in the Disclosure Letter to secure fees and other amounts owing to such trustee;

                                      13.

        (viii) contains conversion features, including the type of security or property into which such subordinated Indebtedness may be converted, consented to by the Majority Banks prior to the issuance of such subordinated Indebtedness; and

        (ix) the Agent and the Majority Banks have determined is in form and substance not otherwise inconsistent with the requirements of this definition.

          "Permitted Swap Obligations" means all obligations (contingent or
           --------------------------
otherwise) of the Company or any Semiconductor Operations Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" and (b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under Section 8.01(a)).

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----
ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "Pro Rata Share" means, as to any Bank at any time, the percentage
           --------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

          "Reportable Event" means, any of the events set forth in Section
           ----------------
4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer, president,
           -------------------
chief financial officer or treasurer of the Company, or any other officer having substantially the same authority and responsibility.

                                      14.

          "Revolving Termination Date" means the earlier to occur of (a) May 28,
           --------------------------
2000, and (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          "SEC" means the Securities and Exchange Commission, or any
           ---
Governmental Authority succeeding to any of its principal functions.

          "Security Agreements" means the Company Security Agreement and the
           -------------------
Guarantor Security Agreement.

          "Semiconductor Operations Subsidiaries" means all Wholly-Owned
           -------------------------------------
Subsidiaries of the Company conducting from time to time semiconductor operations and as specified and described in the notes to the most recent Semiconductor Operations Supplemental Schedules (individually, a "Semiconductor
                                                                  -------------
Operations Subsidiary").
---------------------

          "Semiconductor Operations Supplemental Schedules" means the
           -----------------------------------------------
Supplemental Schedules of Net Assets of Semiconductor Operations and Other Operations, the Supplemental Schedules of Semiconductor Operations, the Supplemental Schedules of Cash Flows of Semiconductor Operations and the notes thereto, which are to present fairly, in all material respects, the net assets and operations and cash flows of the Company and its Semiconductor Operations Subsidiaries (on a combined basis) for the periods covered thereby, on the basis specified and described in the notes to such schedules. The items "Investments in other affiliated operations" and "Net assets - other operations, at cost" shall be excluded for all purposes in computing covenant compliance in this Agreement, and all references to the Semiconductor Operations Supplemental Schedules shall be deemed to exclude such items for computing covenant compliance.

          "Subordinated Note Indenture" means that certain Indenture between the
           ---------------------------
Company and Norwest Bank Minnesota, National Association, dated as of June 15, 1997, as amended, supplemented or otherwise modified from time to time (with the prior written consent of the Majority Banks if such amendment, supplement or other modification would allow for the issuance of Indebtedness not satisfying all the conditions set forth in the definition of "Permitted Subordinated Debt").

          "Subsidiary" of a Person means any corporation, association,
           ----------
partnership, limited liability company, joint venture or other business entity of which 50% or more of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby
           ------------------
and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement, whether or not in writing,
           -------------
relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate

                                      15.

option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Swap Termination Value" means, in respect of any one or more Swap
           ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

          "Taxes" means any and all present or future taxes, levies,
           -----
assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

          "TI" means Texas Instruments Incorporated.
           --

          "TI Acquisition" means the transactions contemplated under the
           --------------
Acquisition Agreement dated as of June 18, 1998, as amended, between the Company and TI.

          "TI Subordinated Debt" means any subordinated Indebtedness issued by
           --------------------
the Company to TI, in an aggregate principal amount not exceeding $950,000,000, pursuant to the instruments contemplated by the TI Acquisition, as amended, supplemented or otherwise modified from time to time (with the prior written consent of the Majority Banks if such amendment, supplement or other modification would allow for the issuance of Indebtedness not satisfying all the conditions set forth in the definition of "Permitted Subordinated Debt").

          "Type" has the meaning specified in the definition of "Loan."
           ----

          "Unfunded Pension Liability" means the excess of a Plan's benefit
           --------------------------
liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Utah Deed of Trust" means the Deed of Trust, Assignment of Rents,
           ------------------
Security Agreement and Financing Statement, from the Company, as trustor, to the trustee named therein and for the Agent, as beneficiary, in substantially the form of Exhibit I.
        ---------

          "Utah Facility" means the Company's facility in Lehi, Utah, located on
           -------------
the "Real Property" described in the Utah Deed of Trust.

                                      16.

          "Wholly-Owned Subsidiary" means any corporation or limited liability
           -----------------------
company in which (other than directors' qualifying shares or local ownership shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

        1.02    Other Interpretive Provisions. (a)  The meanings of defined
                -----------------------------
terms are equally applicable to the singular and plural forms of the defined terms. The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

        (b) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

        (c) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

        (d) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Loan Parties and the Banks, and are the products of all the parties. Accordingly, they shall not be construed against the Agent or the Banks merely because of the Agent's or Banks' involvement in their preparation.

        1.03    Accounting Principles.  Unless the context otherwise clearly
                ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                      17.

                     ARTICLE II  -    THE REVOLVING CREDIT
                     -------------------------------------

        2.01    Amounts and Terms of Commitments.  Each Bank severally agrees,
                --------------------------------
on the terms and conditions set forth herein, to make loans to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.01 (such amount, as the
                                         -------------
same may be reduced under Section 2.05 or as a result of one or more assignments under Section 10.08, the Bank's "Commitment"); provided, however,
                                             ----------    --------  -------
that, after giving effect to any Borrowing, the aggregate principal amount of all outstanding Loans shall not at any time exceed the combined Commitments. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

        2.02    Loan Accounts.  (a)  The Loans made by the Banks shall be
                -------------
evidenced by one or more accounts or records maintained by the Banks in the ordinary course of business. The accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

        (b) Upon the request of any Bank made through the Agent, the Loans made by each Bank shall be evidenced by a Note executed by the Company in favor of such Bank, instead of loan accounts. Each Bank may endorse on schedules annexed to its Note the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each Bank is irrevocably authorized by the Company to endorse its Note and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank to make, or an error in making,
--------  -------
a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

        2.03    Procedure for Borrowing. (a)  Each Borrowing shall be made upon
                -----------------------
the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing, which notice must be received by the Agent prior to (i) in the case of Offshore Rate Loans, 9:00 a.m. (San Francisco time) three Business Days prior to the requested Borrowing Date and (ii) in the case of Base Rate Loans, 9:00 a.m. (San Francisco time) on the requested Borrowing Date, specifying: (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $10,000,000 or any multiple of $5,000,000 in excess thereof;
(B) the requested Borrowing Date, which shall be a Business Day; (C) the Type of Loans comprising the Borrowing; and (D) the duration of the Interest Period applicable to such Loans included in such notice (if the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be one month). After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than six different Interest Periods in effect.

                                      18.

        (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing. Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA (or any successor Agent pursuant to Section 9.09) with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent or, if requested by the Company, by wire transfer in accordance with written instructions provided to the Agent by the Company of like funds as received by the Agent.

        2.04    Conversion and Continuation Elections. (a)  The Company may,
                -------------------------------------
upon irrevocable written notice to the Agent in accordance with Section 2.04(b): (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $5,000,000 in excess thereof) into Loans of any other Type; or (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $5,000,000 in excess thereof); provided, that if at any time the aggregate amount of Offshore Rate
          --------
Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $10,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

        (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than (i) 9:00 a.m. (San Francisco time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans, and
(ii) 9:00 a.m. (San Francisco time) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying: (A) the proposed Conversion/Continuation Date; (B) the aggregate amount of Loans to be converted or continued; (C) the Type of Loans resulting from the proposed conversion or continuation; and (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period. After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than six different Interest Periods in effect.

        (c) During the existence of an Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan. If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, as the case may be, or if any Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

        (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, or if the Agent has received a notice of an Event of Default pursuant to Section 9.05, the Agent will promptly notify

                                      19.

each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Bank with respect to which the notice was given.

        2.05    Termination or Reduction of Commitments. (a)  Subject to Section
                ---------------------------------------
3.04, the Company may, upon not less than three Business Days' prior notice to the Agent by 9:00 a.m. (San Francisco time), terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $10,000,000, or any multiple of $5,000,000 in excess thereof; unless, after
                                                              ------
giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments then in effect.

        (b)  Upon the making of any Disposition under subsections 7.03(e) or
(f) in excess of the aggregate amount then permitted to be made thereunder, the Commitments of the Banks shall automatically reduce by an amount equal to the excess of the cumulative amount of Net Proceeds received over the amount of Net Proceeds permitted to be received under such subsections, effective as of the date of such Disposition. If after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments then in effect, the Company shall make the mandatory prepayment of Loans required by Section 2.06(b). The Company shall give prior notice to the Banks of any Disposition resulting in a Commitment reduction hereunder (including in such notice the amount of the estimated Net Proceeds to be received by the Company or a Subsidiary in respect thereof).

        (c) Once reduced or terminated in accordance with this Section, the Commitments may not be increased or reinstated. Any reduction or termination of the Commitments shall be applied to each Bank according to its Pro Rata Share. The Agent will promptly notify each Bank of its receipt of any notice under this
Section 2.05, and of the amount of reduction or termination of such Bank's Commitment. All accrued commitment fees to, but not including, the effective date of any reduction or termination of Commitments shall be paid on the effective date of such reduction or termination.

        2.06    Prepayments. (a)  Subject to Section 3.04, the Company may, at
                -----------
any time or from time to time, upon (a) in the case of Offshore Rate Loans, irrevocable notice to the Agent given prior to 9:00 a.m. (San Francisco time) not less than three Business Days and (b) in the case of Base Rate Loans, irrevocable notice to the Agent given prior to 9:00 a.m. (San Francisco time) on the date of prepayment, ratably prepay Loans in whole or in part, in minimum amounts of $10,000,000, or any multiple of $5,000,000 in excess thereof.

        (b)  If as a result of any required Commitment reduction under Section
2.05 the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments (after giving effect to the Revolving Commitment reduction), then (i) the Company shall promptly notify the Agent of the Company's intent to make a mandatory prepayment of Loans hereunder, and
(ii) promptly upon, and in no event later than one Business Day after, receipt by the Company or the Subsidiary of the Net Proceeds of the Disposition, the Company shall prepay Loans in an aggregate amount equal to the amount of such excess;

                                      20.

provided, however, that any such prepayment shall not be required if such amount
--------  -------
is less than $1,000,000.

        (c) Each such notice of prepayment under this Section 2.06 shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.04.

        2.07    Repayment.  The Company shall repay to the Banks on the
                ---------
Revolving Termination Date the aggregate principal amount of Loans outstanding on such date.

        2.08    Interest. (a)  Each Loan shall bear interest on the outstanding
                --------
principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04), plus
                                                                            ----
the Applicable Margin; provided, however, that (i) if at any time the
                       --------  -------
aggregate outstanding principal amount of Loans equals or exceeds 50% of the combined Commitments, the Applicable Margin in respect of any Offshore Rate Loans and Base Rate Loans then outstanding shall be increased by an additional 0.25% per annum, and/or (ii) if the TI Acquisition has not closed by December 31, 1998, the interest rate in effect for the Loans as provided above shall be increased by an additional 0.25% per annum, effective January 1, 1999 (such increase to terminate effective upon any closing of the TI Acquisition occurring after December 31, 1998).

        (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

        (c) Notwithstanding subsection (a) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the Base Rate plus 2%.
                                                                  ----
        (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

                                      21.

        2.09    Fees.  (a) Arrangement, Agency Fee. The Company shall pay
                ----       -----------------------
arrangement fee to the Lead Arranger for the Lead Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement between the Company and the Agent dated August 28, 1998.

        (b)     Upfront Fee.  The Company shall pay to the Agent for the
                -----------
account of each Bank consenting hereto (as evidenced by its signature hereto) (a "Consenting Bank") an upfront fee equal to 0.25% of such Bank's Commitment, payable on the Closing Date. If the TI Acquisition has not closed by December 31, 1998, the Company shall pay to the Agent for the account of each Consenting Bank additional upfront fee equal to 0.125% of such Bank's Commitment, payable on January 1, 1999.

        (c)     Commitment Fee.  The Company shall pay to the Agent for the
                --------------
account of each Bank a commitment fee on the actual daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, at a rate per annum equal to the Applicable Fee Percentage; provided, however, that if the TI Acquisition has
                           --------  -------
not closed by December 31, 1998, the commitment fee in effect as provided above shall be increased by an additional .125% per annum, effective January 1, 1999 (such increase to terminate effective upon any closing of the TI Acquisition occurring after December 31, 1998). Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on September 30, 1998 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments
--------
under Section 2.05, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination. The commitment fee provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Section 4.02 are not met.

        2.10    Computation of Fees and Interest.  All computations of
                --------------------------------
interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

        2.11    Payments by the Company.  (a)  All payments to be made by the
                -----------------------
Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 10:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent

                                      22.

later than 10:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

        (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

        (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

        2.12   Payments by the Banks to the Agent.  Unless the Agent receives
               ----------------------------------
notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this Section shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

        2.13    Sharing of Payments, Etc.  If, other than as expressly
                ------------------------
provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), other than pursuant to Article III, in excess of its ratable share (or other share contemplated hereunder),

                                      23.

such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of
                            --------  -------
such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

        2.14    Optional Extension of Commitments.  The Company may request
                ---------------------------------
the Banks to extend the Revolving Termination Date for a period of one year by delivering a written request for such extension to the Agent (who shall promptly notify the Banks) at any time on or before the 45th day prior to the Revolving Termination Date. Each Bank shall respond in writing to such extension request by providing written notice of its acceptance or rejection of such request to the Agent within 30 Business Days after it receives such request from the Agent. Any Bank not responding within such period shall be deemed to have rejected such request for extension. Such extension shall require the unanimous consent of the Banks, and if such unanimous consent is obtained, the Revolving Termination Date shall thereupon be so extended by one year after the then current Revolving Termination Date.

        2.15    Certain Closing Date Transitional Matters.  On and after the
                -----------------------------------------
Closing Date, each Bank shall be entitled to receive commitment fees and interest on the Loans and on any other amount due under any Loan Document, in each case (i) accrued and unpaid up to the Closing Date in accordance with the applicable rates in effect under the Existing Facility and (ii) accrued on and after the Closing Date in accordance with the applicable rates under this Agreement. All such accrued and unpaid amounts due under the Existing Facility shall be paid together with any amounts due hereunder on the next occurring payment dates therefor set forth herein.


           ARTICLE III  -    TAXES, YIELD PROTECTION AND ILLEGALITY
           --------------------------------------------------------


        3.01  Taxes.  (a)  Any and all payments by the Company to each Bank or
              -----
the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

                                      24.

        (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then, subject to Section 3.01(e): (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made; (ii) the Company shall make such deductions and withholdings; (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and (iv) the Company shall also pay to such Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that such Bank specifies as necessary to preserve the after-tax yield such Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed (but only if such Taxes, Other Taxes or Further Taxes are imposed because the Company has made any payment to the Agent or any Bank hereunder or under any other Loan Document from a Person or entity outside of the United States to a Person or entity inside of the United States or from a Person or entity inside of the United States to a Person or entity outside of the United States).

        (c) Subject to Section 3.01(e), the Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes referred to in Section 3.01(b) in the yield such Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed (but only if such Taxes, Other Taxes or Further Taxes are imposed because the Company has made any payment to the Agent or any Bank hereunder or under any other Loan Document from a Person or entity outside of the United States to a Person or entity inside of the United States or from a Person or entity inside of the United States to a Person or entity outside of the United States), and any liability (including penalties, interest, additions to tax and expenses; provided, however, that the Company
                                         --------  -------
shall not be responsible for any such penalty, interest or expense resulting from the gross negligence or willful misconduct of the Agent or any Bank) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Bank or the Agent makes written demand therefor.

        (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

        (e) The Company will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to Section 3.01(b) or (c) to any Bank for the account of any Lending Office of such Bank:

                       (i) if the obligation to pay such additional amounts arose solely as a result of such Bank's failure to comply with its obligations under Section 9.10 in respect of such Lending Office;

                                      25.

                       (ii) if such Bank shall have delivered to the Company a Form 4224 in respect of such Lending Office pursuant to Section 9.10, and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                       (iii) if the Bank shall have delivered to the Company a Form 1001 in respect of such Lending Office pursuant to Section 9.10, and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

        (f) If the Company is required to pay any amount to any Bank or the Agent pursuant to Section 3.01(b) or (c), then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

        (g) Each of the Banks and the Agent agrees that it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available pursuant to treaty, existing administrative waiver, or otherwise); provided,
                                                                   --------
however, that neither the Agent nor any Bank shall be obligated by reason of
-------
this Section 3.01(g) to disclose any information regarding its tax affairs or tax computations, to reorder or alter in any way its general tax or other affairs or tax planning, or to undertake any action that such Person deems to involve the incurrence of any risk of liability or cost to itself or which requires any expenditure of effort which such Person deems unreasonable under the circumstances.

        3.02    Illegality.  If any Bank determines that the introduction of
                ----------
any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by such Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until such Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist, and (a) if such Bank may lawfully continue to maintain such Offshore Rate Loans to the last day of the Interest Period with respect thereto, the Company shall repay in full such Offshore Rate Loans, together with interest accrued thereon, on the last day of the Interest Period thereof, or (b) if such Bank may not lawfully continue to

                                      26.

maintain such Offshore Rate Loans to the last day of the Interest Period with respect thereto, such Offshore Rate Loans shall automatically be converted into Base Rate Loans and the Company shall pay, within five Business Days of such conversion, all interest accrued on such Offshore Rate Loans prior to such conversion and all amounts required under Section 3.04 in connection with such conversion.

        3.03    Increased Costs and Reduction of Return. (a)  If any Bank
                ---------------------------------------
determines that, due to either (i) the introduction announced after the date hereof of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. deposits or a change in the rate of taxation imposed on or measured by a Bank's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank is organized or maintains a lending office) in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority announced after the date hereof (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Company shall be liable for, and shall from time to time, within 30 days after written notice from such Bank (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

        (b) If any Bank shall have determined that (i) the introduction announced after the date hereof of any Capital Adequacy Regulation, (ii) any change announced after the date hereof in any Capital Adequacy Regulation,
(iii) any change announced after the date hereof in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Bank (or its Lending Office) or any corporation controlling such Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required to be maintained by the Bank or any corporation controlling such Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, Loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to such Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate such Bank for such increase.

        3.04    Funding Losses. The Company shall reimburse each Bank and hold
                --------------
each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of: (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan, (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation, (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06, (d) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period, or (e) the conversion under Section 2.04 or Section 3.02 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds

                                      27.

obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained; provided, however,
                                                            --------  -------
that any such loss or expense shall not include lost profit due solely to a failure to receive the Applicable Margin relating to any such Loan for the portion of the applicable Interest Period remaining after the date of such prepayment.

        3.05    Inability to Determine Rates.  If either the Agent or the
                ----------------------------
Majority Banks determine (a) that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or (b) that the Offshore Rate applicable pursuant to Section 2.08(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Agent or such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued, as the case may be, as Base Rate Loans instead of Offshore Rate Loans.

        3.06    Certificates of Banks.  Any Bank claiming reimbursement or
                ---------------------
compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error; provided, however,
                                                         --------  -------
that the Company shall not be liable for any such amount attributable to any period prior to the date 180 days prior to the date that an officer at such Bank responsible for the administration of this Agreement knew or reasonably should have known of such claim for reimbursement or compensation.

        3.07    Replacement of Bank. (a)  In the event that any Bank makes a
                -------------------
demand for payment pursuant to Section 3.01 or 3.03, or any Bank has suspended its funding of Offshore Loans pursuant to Section 3.02 or 3.05, the Company shall have the right, if no Event of Default then exists, to replace such Bank in accordance with this Section 3.07.

        (b)  If the Company determines to replace a Bank pursuant to this
Section 3.07, the Company shall have the right to replace such Bank with a Person that is an Eligible Assignee (a "Replacement Bank"); provided that such
                                        ----------------    --------
Replacement Bank: (i) if it is not already a Bank, shall be reasonably acceptable to the Agent, (ii) shall unconditionally agree in writing (with a copy to the Agent) to purchase all of such Bank's rights hereunder and interest in the Loans owing to such Bank and the Note held by such Bank without recourse at the principal amount of such Note plus interest and fees accrued thereon to the date of such purchase on a date therein specified, and
(iii) shall, if such Replacement Bank is not already a Bank, execute and deliver to the Agent an Assignment and Acceptance substantially in the form of Exhibit N pursuant to which such Replacement Bank becomes a party hereto with
---------
a Commitment equal to that of the Bank being replaced.

                                      28.

        (c) Upon (i) satisfaction of the requirements set forth in Section 3.07(b), (ii) payment to such Bank by the Replacement Bank of the purchase price in immediately available funds, (iii) payment to such Bank by the Company of all requested increased costs or additional amounts accrued to the date of such purchase which the Company is obligated to pay under Article III (including any break funding costs under Section 3.04) and all other amounts owed by the Company to such Bank hereunder (other than the principal of and interest on the Loans of such Bank purchased by the Replacement Bank and interest and fees accrued thereon to the date of purchase), and (iv) payment to the Agent by the Replacement Bank or the Company of a non-refundable processing fee of $3,500, the Replacement Bank shall constitute a "Bank" hereunder with a Commitment as so specified and the Bank being so replaced shall no longer constitute a "Bank" hereunder (and this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Replacement Bank) and such Bank shall be relieved of its obligations hereunder; provided, however, that such Bank being replaced
                              --------  -------
shall not relinquish its rights under Article III or under Sections 10.04 and
10.05 to the extent such rights relate to the time prior to the effective date of such replacement as provided in this Section.

        (d) If, however, the conditions to replacement set forth in this Section are for any reason not satisfied, or the proposed Replacement Bank for any reason fails to purchase such rights and interest in accordance with the terms hereof, the Company shall continue to be obligated to pay the increased costs or additional amounts due to such Bank pursuant to Section 3.01 or 3.03, as applicable.

        (e) In no event shall the Agent or any Bank have any obligation to be a Replacement Bank or to assist the Company in finding a Replacement Bank.

        3.08    Survival.  The agreements and obligations of the Company in
                --------
Section 3.01 and 3.03 shall survive the payment of all other Obligations.



                       ARTICLE IV - CONDITIONS PRECEDENT
                       ---------------------------------


        4.01    Conditions to Effectiveness.  The effectiveness of this
                ---------------------------
Agreement is subject to the condition that (i) the Agent shall have received executed counterparts of this Agreement signed by the Agent, the Company and the Majority Banks, and (ii) the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and the Majority Banks, and in sufficient copies for each Bank:

        (a)  Credit Agreement, Guaranty and Notes.  This Agreement, the
             ------------------------------------
Guaranty and the Notes executed by each party thereto;

        (b)  Resolutions, Incumbency.
             -----------------------

                           (i) Copies of the resolutions of the board of directors of each Loan Party authorizing the transactions contemplated hereby and the performance of the Loan Documents, certified as of the Closing Date by the Secretary of such Loan Party; and

                                      29.

                           (ii) A certificate of the Secretary of each Loan Party certifying the names, titles and true signatures of the officers of such Loan Party authorized to execute, deliver and perform, as applicable, this Agreement and all other Loan Documents to be delivered by it hereunder;

        (c)  Good Standing.  Certificates as of a recent date for each Loan
             -------------
Party (i) as to good standing and tax good standing from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and (ii) as to good standing from the Secretary of State (or similar, applicable Governmental Authority) of the states of Idaho and Utah;

        (d)  Legal Opinions.  Opinions of (i) David A. Channer, Esq.,
             --------------
Assistant General Counsel to the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit J, dated the Closing Date; (ii)
                                    ---------
Wilson Sonsini Goodrich & Rosati PC, California counsel to the Loan Parties, addressed to the Agent and the Banks, substantially in the form of Exhibit K,
                                                                   ---------
dated the Closing Date; (iii) Hawley, Troxell, Ennis & Hawley LLP, Idaho counsel to the Loan Parties, addressed to the Agent and the Banks, substantially in the form of Exhibit L, dated the Closing Date; and (iv)
                             ---------
Parsons Behle & Latimer, Utah counsel to the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit M, dated the Closing Date;
                                            ---------

        (e)  Payment of Fees.  Evidence of payment by the Company of all
             ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable hereunder, under the Existing Facility or the fee letter referred to in
Section 2.09 on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date;

        (f)  Certificate.  A certificate signed by a Responsible Officer,
             -----------
dated as of the Closing Date, stating that: (i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date; (ii) no Default or Event of Default exists; and (iii) there has occurred since May 28, 1998, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, other than the material adverse changes, if any, as may have been disclosed in the written projections dated August 5, 1998 delivered to the Banks prior to the date hereof;

        (g)  Collateral Documents and Actions Relating to Collateral.  Fully
             -------------------------------------------------------
executed counterparts of the Environmental Indemnity, the Deeds of Trust and the Security Agreements, together with:

                    (i) evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of the Agent on behalf of the Banks, a perfected first priority Lien on the Collateral, including evidence of recordation of the Deeds of Trust (which may consist of a written or telephonic confirmation from the title insurance company), and filing of completed UCC-1 financing statements, in each case in the filing or recording offices described in Schedule 4.01 (the "Filing Offices");
                          -------------       --------------

                    (ii) written advice relating to such Lien and judgment searches as the Agent or any Bank shall have requested, and such termination statements or other


                                      30.

             documents as may be necessary, to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                    (iii) evidence that all other actions necessary or, in the opinion of the Agent and the Banks, desirable to perfect and protect the first priority security interest created by the Collateral Documents have been taken;

                    (iv) evidence that the Agent, for the ratable benefit of the Banks, has been named as loss payee under all policies of casualty insurance, and as additional insured under all policies of liability insurance, required by the Security Agreements and the Deeds of Trust; and

                    (v) such environmental site assessments, surveys, appraisals, consents of landlords, estoppels from landlords, tenant subordination agreements and other documents and instruments in connection with the Deeds of Trust as shall reasonably be deemed necessary by the Agent or the Banks; and

        (h)  Other Documents.  Such other approvals, opinions, documents or
             ---------------
materials as the Agent or any Bank may request.

        4.02    Conditions to All Borrowings.  The obligation of each Bank to
                ----------------------------
make any Loan to be made by it, or to continue or convert any Loan under
Section 2.04, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Conversion/Continuation Date:

        (a)  Notice of Borrowing or Conversion/Continuation.  The Agent shall
             ----------------------------------------------
have received a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable;

        (b)  Continuation of Representations and Warranties.  The
             ----------------------------------------------
representations and warranties in Article V shall be true and correct on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except (i) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) that this subsection (b) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representations and warranties made in subsections 5.11(a) and 5.11(b); and
(iii) the representations and warranties in Sections 5.05 and 5.14 shall be true and correct as of the Closing Date and the end of each fiscal quarter); and

        (c)  No Existing Default.  No Default or Event of Default shall exist
             -------------------
or shall result from such Borrowing.

Each Notice of Borrowing submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date that the conditions in this Section
4.02 are satisfied.

                                      31.

                  ARTICLE V - REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------


           The Company represents and warrants to the Agent and each Bank that:

        5.01    Corporate Existence and Power.  The Company and each of its
                -----------------------------
Semiconductor Operations Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business, (c) in the case of each Loan Party, has the power and authority to execute, deliver and perform its obligations under the Loan Documents, (d) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, and (e) is in compliance in all material respects with all Requirements of Law; except, in each case referred to in subsection
(b), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

        5.02    Corporate Authorization; No Contravention.  The execution,
                -----------------------------------------
delivery and performance by each Loan Party of this Agreement and each other Loan Document to which each Loan Party is party, have been duly authorized by all necessary corporate action, and do not: (a) contravene the terms of any of such Loan Party's Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject, or (c) violate any Requirement of Law.

        5.03    Governmental Authorization.  No approval, license, consent,
                --------------------------
exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of the Agreement or any other Loan Document except as required by this Agreement.

        5.04    Binding Effect.  This Agreement and each other Loan Document
                --------------
to which any Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party , enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        5.05    Litigation.  Except as set forth in the Forms 10K for the fiscal
                ----------
year ended August 28, 1997, and the Forms 10Q for the fiscal quarters ended November 27, 1997, February 26, 1998 and May 28, 1998, respectively, and in each case as filed or amended and filed with the SEC by the Company, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or any of its Semiconductor Operations Subsidiaries or any of their respective properties which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby, or (b) could reasonably be expected to have a Material Adverse

                                      32.

Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

        5.06    No Default.  No Default or Event of Default exists or would
                ----------
result from the incurring of any Obligations by the Loan Parties. Neither the Company nor any Semiconductor Operations Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would create an Event of Default under
Section 8.01(e).

        5.07    ERISA Compliance.  (a)  Each Plan is in compliance in all
                ----------------
material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

        (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

        (c) (i) No ERISA Event has occurred or is reasonably expected to occur, (ii) no Pension Plan has any Unfunded Pension Liability, (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan, and
(v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        5.08    Use of Proceeds; Margin Regulations.  The proceeds of the
                -----------------------------------
Loans are to be used solely for the purposes set forth in and permitted by
Section 6.12 and Section 7.08. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

        5.09    Title to Properties; Liens.  The Company and each
                --------------------------
Semiconductor Operations Subsidiary have good and marketable title to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to result in a

                                      33.

Material Adverse Effect. The property of the Company and the Semiconductor Operations Subsidiaries is subject to no Liens, other than Permitted Liens.

          5.10    Taxes.  The Company and the Semiconductor Operations
                  -----
Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no final tax assessment against the Company or any Semiconductor Operations Subsidiary that could reasonably be expected to result in a Material Adverse Effect.

          5.11    Financial Condition.
                  -------------------

        (a) The unaudited consolidated balance sheet of the Company and its Subsidiaries dated May 28, 1998 and the related consolidated statements of operations and cash flows for the interim periods then ended: (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year end adjustments, (ii) present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the date thereof and results of operations and cash flows for the period covered thereby, and (iii) include or disclose all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries on a consolidated basis as of the date thereof, including liabilities for taxes, material commitments and material Contingent Obligations.

        (b) The unaudited Semiconductor Operations Supplemental Schedules dated May 28, 1998, for the interim periods then ended: (i) include amounts based on estimates of annual amounts and are subject to changes in estimates and ordinary year-end adjustments, (ii) present fairly, in all material respects, the net assets and operations and cash flows of the Company and its Semiconductor Operations Subsidiaries (on a combined basis) for the periods covered thereby, on the basis specified and described in the notes to such schedules, and (iii) were prepared on a basis consistent with the basic consolidated financial statements of the Company and its Subsidiaries except as disclosed in the notes thereto.

        (c) Since May 28, 1998, there has been no Material Adverse Effect other than the material adverse changes, if any, as may have been disclosed in the written projections dated August 5, 1998 delivered to the Banks prior to the date hereof.

          5.12    Environmental Matters.  The Company conducts in the ordinary
                  ---------------------
course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that it is in material compliance with all such Environmental Laws and that any Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.13    Regulated Entities.  None of the Company, any Person
                  ------------------
controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment

                                      34.

Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         5.14    Intellectual Property.  Except as set forth in the Forms 10K
                 ---------------------
for the fiscal year ended August 28, 1997 and the Forms 10Q for the fiscal quarters ended November 27, 1997, February 26, 1998 and May 28, 1998, respectively, and in each case as filed or amended and filed with the SEC by the Company, (a) the Company and its Semiconductor Operations Subsidiaries own or are licensed to use or otherwise have the right to use (or could obtain such ownership or licenses or rights on terms not materially adverse to the Company and its Semiconductor Operations Subsidiaries, taken as a whole, and under circumstances that could not reasonably be expected to have a Material Adverse Effect) all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises and other rights that are reasonably necessary for the operation of their semiconductor operations business, and
(b) there are no pending or, to the best knowledge of Company, threatened claims that any slogan or other advertising device, product, process, method, substance, part or other material now employed by the Company or any Semiconductor Operations Subsidiary infringes upon any rights held by any other Person, except where the consequences of such infringement could not reasonably be expected to have a Material Adverse Effect.

         5.15    Subsidiaries; Minority Interests.  As of the Original Closing
                 --------------------------------
Date, the Company has no subsidiaries other than those specifically disclosed in part (a) of Schedule 5.15 to the Disclosure Letter and has no equity investments in any other Person in excess of $10,000,000, individually, other than those specifically disclosed in part (b) of Schedule 5.15 to the Disclosure Letter. No Material Semiconductor Operations are conducted, individually or in the aggregate, by Subsidiaries which are not Semiconductor Operations Subsidiaries. All Semiconductor Operations Subsidiaries are Wholly-Owned Subsidiaries, and all Wholly-Owned Subsidiaries which conduct any active semiconductor operations are Semiconductor Operations Subsidiaries.

         5.16    Insurance.  The properties of the Company and its
                 ---------
Semiconductor Operations Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Semiconductor Operations Subsidiaries operate.

         5.17    Swap Obligations.  Neither the Company nor any of its
                 ----------------
Semiconductor Operations Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

                                      35.

         5.18    Full Disclosure.  None of the representations or warranties
                 ---------------
made by the Company in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, written statement or certificate furnished by or on behalf of the Company or any Semiconductor Operations Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Original Closing Date, taken together with all such exhibits, reports, written statements and certificates filed or amended and filed by the Company with the SEC, but excluding the items listed in Section 5.19), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered. In addition, any factual information, forecasts and projections by industry analysts, including those set forth in the information memorandum distributed to the Banks prior to closing, have been developed solely by such analysts and are not adopted by the Company, notwithstanding their inclusion in such information memorandum, and the Company makes no representations or warranties concerning same, unless such representation or warranty is separately made by the Company.

         5.19    Projections.  All projections, forward-looking information or
                 -----------
other similar or related information furnished by or on behalf of the Company in connection with this Agreement were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of preparation of such forecasts, and represented, at the time of preparation, the Company's reasonable estimate of its future financial performance; provided, however, that such projections and
                                  --------  -------
other forward-looking information are not to be viewed as factual and actual results during the period or periods covered thereby may differ from the projected or forecasted results.

         5.20    Year 2000.  The Company and its Semiconductor Operations
                 ---------
Subsidiaries have a comprehensive program to address the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in manufacturing and other equipment, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999). The Company and its Semiconductor Operations Subsidiaries have implemented that program substantially in accordance with its timetable, and the Company reasonably anticipates that they will substantially avoid the Year 2000 problem as to all computers, as well as embedded microchips in manufacturing and other equipment, that are material to the Company's and its Semiconductor Operations Subsidiaries' business, properties or operations.

        5.21    Collateral Documents.
                --------------------

      (a) The provisions of each of the Security Agreements are effective to create in favor of the Agent for the benefit of the Banks, a legal, valid and enforceable first priority Lien in all right, title and interest of the Company and the Guarantor in the Collateral described therein, subject to Permitted Liens; and financing statements have been filed in the Filing Offices listed in Part 1 of Schedule 4.01.
                            -------------

      (b) Each Deed of Trust when executed and delivered will be effective to grant to the Agent for the benefit of the Banks a legal, valid and enforceable Lien on all the right, title and interest of the Company in the "Property" described therein. When each such Deed of Trust is

                                      36.

duly recorded in the applicable Filing Offices listed in Part 2 of Schedule
                                                                   --------
4.01 and the recording fees and taxes in respect thereof are paid and
----
compliance is otherwise had with the formal requirements of state law applicable to the recording of deeds of trust generally, such Property, subject to the encumbrances and exceptions to title set forth therein and except for any other Permitted Liens applicable thereto, is subject to a legal, valid, enforceable and perfected first priority Lien; and when Financing Statements have been filed in the applicable Filing Offices listed in Part 2 of Schedule 4.01, such Deed of Trust also creates a legal, valid,
             -------------
enforceable and perfected first priority Lien on all right, title and interest of the Company under such Deed of Trust in all personal property and fixtures which are covered by such Deed of Trust, subject to no other Liens, except the encumbrances and exceptions to title set forth therein and Permitted Liens.

        (c) All representations and warranties of the Company and the Guarantor contained in the Collateral Documents are true and correct.

                     ARTICLE VI - AFFIRMATIVE COVENANTS
                     ----------------------------------

               So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation (other than indemnity obligations which remain inchoate at such time) shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

          6.01    Financial Statements.  The Company shall deliver to the
                  --------------------
Agent, in form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

        (a) promptly after becoming available, but not later than 100 days after the end of each fiscal year (commencing with the fiscal year ended September 3, 1998), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of operations and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, together with the related Semiconductor Operations Supplemental Schedules, and accompanied by the opinion of PricewaterhouseCoopers LLP or another nationally-recognized independent public accounting firm ("Independent
                                                                   -----------
Auditor") which opinion shall state that (i) such consolidated financial
-------
statements present fairly in all material respects the financial position of the Company and its Subsidiaries on a consolidated basis as of the date thereof and the results of operations for the periods indicated in conformity with GAAP, except as otherwise indicated therein and (ii) such related Semiconductor Operations Supplemental Schedules were prepared on a basis consistent with the basic consolidated financial statements of the Company and its Subsidiaries except as disclosed in the notes thereto and the information therein is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole except as specifically noted therein. Such financial statements shall be accompanied by a certificate of a Responsible Officer which shall state that such Semiconductor Operations Supplemental Schedules present fairly, in all material respects, the net assets and operations and cash flows of the Company and its Semiconductor Operations Subsidiaries (on a combined basis) for the periods covered thereby, on the basis specified and described in the notes to such schedules. The Company will

                                      37.

not place restrictions on the examinations of the auditors or any material portion of the Company's or any Subsidiary's records; and

        (b) promptly after becoming available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended December 3, 1998), a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of operations for the period commencing on the first day and ending on the last day of such quarter, and statement of cash flows for the year to date, together with the related Semiconductor Operations Supplemental Schedules, accompanied by a certificate of a Responsible Officer which shall state that (i) such unaudited consolidated financial statements (A) fairly present in all material respects, in accordance with GAAP (subject to ordinary, good faith year-end adjustments, the financial position and the results of operations of the Company and its Subsidiaries on a consolidated basis, and (B) include or disclose all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries on a consolidated basis as of the date thereof, including liabilities for taxes, material commitments and material Contingent Obligations, and (ii) such related Semiconductor Operations Supplemental Schedules (A) include amounts based on estimates of annual amounts and are subject to changes in estimates and ordinary year-end adjustments, (B) present fairly, in all material respects, the net assets and operations and cash flows of the Company and its Semiconductor Operations Subsidiaries (on a combined basis) for the periods covered thereby, on the basis specified and described in the notes to such schedules, and (C) were prepared on a basis consistent with the basic consolidated financial statements of the Company and its Subsidiaries except as disclosed in the notes thereto.

          6.02    Certificates; Other Information.  The Company shall furnish
                  -------------------------------
to the Agent, with sufficient copies for each Bank:

        (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a Compliance Certificate executed by a Responsible Officer;

        (b) promptly after becoming available, but not later than 20 days after the filing thereof with the SEC or the delivery thereof to its Shareholders, as applicable, copies of all annual reports and proxy statements that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q, 8K, S-1 and S-3) that the Company or any Subsidiary may make to, or file with, the SEC; and

        (c) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Semiconductor Operations Subsidiary as the Agent, at the request of any Bank, may from time to time reasonably request in writing.

          6.03    Notices.  The Company shall promptly, after any Responsible
                  -------
Officer becomes aware thereof or should have become aware thereof, notify the Agent and each Bank:

        (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that could reasonably be expected to become a Default or Event of Default;

                                      38.

        (b) of the occurrence of any breach or termination of any material Contractual Obligation pursuant to which the Company or any of its Material Semiconductor Operations Subsidiaries is licensed or otherwise has the right to use any patented technology, trademarks, service marks, trade names, copyrights or contractual franchises that are reasonably necessary for the operation of their respective businesses ("Intellectual Property Licenses");
                                           ------------------------------
or the receipt of any written claim with respect to any Intellectual Property License in which the licensor, seller or grantor of such intellectual property rights states its intention (i) to terminate such Intellectual Property License, (ii) to require the Company or any Semiconductor Operations Subsidiary to cease using such intellectual property rights (or any material portion thereof), or to cease marketing or selling products developed based on intellectual property rights (or any material portion thereof) covered by such Intellectual Property License, or (iii) to cease performing its obligations thereunder, and which, in each of the cases set forth in clauses (i), (ii) and
(iii), could reasonably be expected to have a Material Adverse Effect;

        (c) of the commencement of, or any material development in, any litigation, arbitration or other similar proceeding affecting the Company or any Semiconductor Operations Subsidiary with respect to any Intellectual Property License, in which injunctive or similar relief (whether temporary or permanent) is sought and which could reasonably be expected to have a Material Adverse Effect;

        (d) of any other matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, which matters include, for example (but not by way of limitation): (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Semiconductor Operations Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Semiconductor Operations Subsidiary and any Governmental Authority, or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Semiconductor Operations Subsidiary, including pursuant to any applicable Environmental Laws;

        (e) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event: (i) an ERISA Event, (ii) a material increase in the Unfunded Pension Liability of any Pension Plan, (iii) the adoption of, or the commencement of contributions to, any Plan subject to
Section 412 of the Code by the Company or any ERISA Affiliate, or (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

        (f) of any material change in accounting policies or financial reporting practices by the Company and its Subsidiaries on a consolidated basis or the Company and its Semiconductor Operations Subsidiaries on a combined basis; provided that the description of any such changes set forth in
                --------
the Company's filings with the SEC, or the notes to any financial statements or Semiconductor Operations Supplemental Schedules included therein, when delivered to Agent and the Banks, shall constitute notice sufficient under this subsection (f);

                                      39.

        (g) of the issuance of any Permitted Subordinated Debt, together with a copy of any written instrument evidencing, or which is proposed to evidence, such Indebtedness; and

        (h) of any existing Subsidiary that is not a Wholly-Owned Subsidiary that conducts semiconductor operations (i) becoming a Wholly-Owned Subsidiary, or (ii) having Material Semiconductor Operations.

               Each notice under this Section (other than under subsections
(f) and (g)) shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under Section 6.03(a) shall describe with particularity any and all sections or clauses of this Agreement or other Loan Document that have been (or could reasonably be expected to be) breached or violated.

          6.04    Preservation of Corporate Existence, Etc.  The Company
                  ----------------------------------------
shall, and shall cause each Material Semiconductor Operations Subsidiary to:
(a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation, except, with respect to any Material Semiconductor Operations Subsidiary, in connection with transactions permitted by Section 7.03 or 7.04; (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in connection with transactions permitted by Section 7.03 or 7.04; (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill, except, with respect to any Material Semiconductor Operations Subsidiary, in connection with transactions permitted by Section 7.03 or 7.04; and (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, except where the non-preservation of which could not reasonably be expected to have a Material Adverse Effect.

          6.05    Maintenance of Property.  The Company shall maintain, and
                  -----------------------
shall cause each Material Semiconductor Operations Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all reasonably necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          6.06    Insurance.  The Company shall maintain, and shall cause each
                  ---------
Semiconductor Operations Subsidiary to maintain, with financially sound and reputable independent insurers or through self-insurance, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

          6.07    Payment of Obligations.  The Company shall, and shall cause
                  ----------------------
each Semiconductor Operations Subsidiary to, pay and discharge as the same shall become due and payable (or within any applicable grace period), all their respective material obligations and liabilities, which matters may include, for example (but not by way of limitation): (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets,

                                      40.

unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Semiconductor Operations Subsidiary, and (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, except for Permitted Liens.

          6.08    Compliance with Laws.  The Company shall comply, and shall
                  --------------------
cause each Material Semiconductor Operations Subsidiary to comply, in all material respects, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

          6.09    Compliance with ERISA.  The Company shall, and shall cause
                  ---------------------
each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law, (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification, and (c) make all required contributions to any Plan subject to Section 412 of the Code.

          6.10    Inspection of Property and Books and Records.  (a)  The
                  --------------------------------------------
Company shall maintain and shall cause each Semiconductor Operations Subsidiary to maintain financial books of record and account sufficient to permit the Company to prepare financial statements in accordance with GAAP.

        (b) The Company shall permit, and shall cause each Semiconductor Operations Subsidiary to permit, representatives and independent contractors of the Agent (i) to visit and inspect any of their respective material properties, (ii) to examine their respective financial records, and make copies thereof or abstracts therefrom, and (iii) to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Banks and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance written notice to the Company; provided, however, that when an Event of Default exists, the Agent or any Bank
--------  -------
may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance written notice. At any time when no Event of Default has occurred and is continuing, any such representative, independent contractor or independent public accountants (other than employees of the Agent) selected by the Agent to perform such inspections or audits, must be reasonably acceptable to the Company.

        (c) Notwithstanding the foregoing, while no Event of Default exists, neither the Company nor any of its Semiconductor Operations Subsidiaries will be required to disclose, permit the inspection, examination, copying or making extracts of, or discussions of, any document, information or other matter that
(i) constitutes non-financial trade secrets or non-financial proprietary information, or (ii) in respect to which disclosure to the Agent or any Bank (or designated representative) is then prohibited by law or any agreement binding upon the Company or such Semiconductor Operations Subsidiary that was not entered into by the Company or such Semiconductor Operations Subsidiary for the primary purpose of concealing information from Agent and the Banks or evading the provisions of this Agreement.

                                      41.

         6.11    Environmental Laws.  The Company shall, and shall cause each
                 ------------------
Material Semiconductor Operations Subsidiary to, conduct its operations and keep and maintain its property in compliance in all material respects with all Environmental Laws.

         6.12    Use of Proceeds.  The Company shall use the proceeds of the
                 ---------------
Loans for working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

         6.13    Ranking; Designated Senior Indebtedness.  The Company shall
                 ---------------------------------------
take, or cause to be taken, all actions necessary to ensure that the Obligations are and continue to rank at least pari passu in right of payment
                                              ---- -----
with all other unsecured Indebtedness of the Company. The Obligations shall be deemed "Designated Senior Debt" for purposes of Permitted Subordinated Debt issued under the Subordinated Note Indenture and any TI Subordinated Debt.

         6.14    New Semiconductor Operations Subsidiaries.  The Company shall
                 -----------------------------------------
cause each new Wholly-Owned Subsidiary which from time to time conducts any active semiconductor operations to be included as a Semiconductor Operations Subsidiary in the Semiconductor Operations Supplemental Schedules.

         6.15    Further Assurances.  Promptly upon request by the Agent or
                 ------------------
the Majority Banks, the Company shall (and shall cause the Guarantor to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent or such Banks, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect, protect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Banks the rights granted or now or hereafter intended to be granted to the Banks under any Loan Document or under any other document executed in connection therewith.



                       ARTICLE VII - NEGATIVE COVENANTS
                       --------------------------------

          So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation (other than indemnity obligations which remain inchoate at such time) shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

         7.01    Limitation on Liens.  The Company shall not, and shall not
                 -------------------
suffer or permit any Semiconductor Operations Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its properties, revenues or assets, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
                                                        ---------------

                                      42.

       (a)  Liens existing on the Original Closing Date and set forth in
Schedule 7.01 to the Disclosure Letter securing Indebtedness outstanding on such date (including any such Lien securing Indebtedness that is renewed, extended or refunded after the Original Closing Date, provided that the
                                                      --------
principal amount of such Indebtedness outstanding at the time of such renewal, extension or refunding is not increased and such Lien is not extended to any other property, other than replacements or substitutions for such property);

       (b)  Liens created under any Loan Document;

       (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.07;

       (d) Liens consisting of carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings are for the purpose of preventing the forfeiture or sale of the property subject thereto;

       (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

       (f) Liens securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations with respect to surety and appeal bonds, or letters of credit issued in lieu thereof, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate could not reasonably be expected to result (even if enforced) in a Material Adverse Effect;

       (g) Liens consisting of judgment or judicial attachment liens, arising in circumstances not constituting an Event of Default under Section 8.01(j);

       (h) Liens consisting of easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business (including the easements, rights-of-way, restrictions and other similar encumbrances incurred in connection with the interchange and new road to be located on the Company's headquarters property in Boise, Idaho) which, in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Semiconductor Operations Subsidiaries taken as a whole;

       (i) Liens on (i) assets of corporations which become Semiconductor Operations Subsidiaries after the date of this Agreement, (ii) assets which are acquired at the time a corporation merges with or into the Company or a Semiconductor Operations Subsidiary pursuant to Section 7.04, and (iii) assets acquired in connection with the TI Acquisition and any other assets acquired by the Company or a Semiconductor Operations Subsidiary pursuant to Section 7.05; provided, however, that such Liens existed at the time the respective
      --------  -------
corporations

                                      43.

became Semiconductor Operations Subsidiaries or at the time the assets were acquired and were not created in anticipation thereof;

       (j) purchase money and other security interests, and liens in the nature of capital leases, in personal or real property where the security interests do not extend beyond the property purchased or financed, any replacements, additions, attachments and accessions thereto, and the proceeds (including insurance proceeds) thereof and the amount of indebtedness secured thereby does not materially exceed the value of the property (except in connection with the Italian operations acquired in the TI Acquisition) and, in the aggregate, the amount of all indebtedness so secured does not at any time exceed (i) in the case of U.S. domestic net property, plant and equipment, 25% of the Company's and the Semiconductor Operations Subsidiaries' combined U.S. domestic net property, plant and equipment and (ii) in the case of total net property, plant and equipment, 30% of the Company's and the Semiconductor Operations Subsidiaries' combined total net property, plant and equipment (in each case as reflected on the Semiconductor Operations Supplemental Schedules) as of the last day of the fiscal quarter most recently ended prior thereto (including any such Lien securing any such indebtedness that is renewed, extended or refunded, provided that the principal amount of such indebtedness outstanding at the time of such renewal, extension or refunding is not materially increased and such Lien is not extended to any other property);

       (k) Liens arising solely by virtue of any statutory, common law or contractual provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not
                                 --------
a dedicated cash collateral account and is not subject to restrictions against access by the Company or any Semiconductor Operations Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Semiconductor Operations Subsidiary to provide collateral to the depository institution;

       (l) Liens securing extensions of credit made by the Company or another Semiconductor Operations Subsidiary to such Semiconductor Operations Subsidiaries, to the extent such extensions of credit are permitted by Section 7.06;

       (m) Liens on amounts owed to the Company by a joint venture, an interest in which is being acquired by the Company in the TI Acquisition, which amounts are held in an escrow account by the lenders to such joint venture and which amounts constitute Investments permitted under Section 7.05;

       (n) leases and subleases of, and licenses and sublicenses with respect to, property where the Company or a Semiconductor Operations Subsidiary is the lessor or licensor (or sublessor or sublicensor); provided that such leases,
                                                  --------
subleases, licenses and sublicenses do not in the aggregate materially interfere with the business of the Company and its Semiconductor Operations Subsidiaries taken as a whole;

       (o) Liens with respect to operating leases otherwise permitted by this Agreement; provided, that such Liens encumber only property financed or
           --------
leased, any replacements,

                                      44.

additions, attachments and accessions thereto, and the proceeds (including insurance proceeds) thereof;

       (p) Liens incurred in the ordinary course of business used to secure cash reserves that have been deposited with the Company or its Semiconductor Operations Subsidiaries by customers to obtain the rights to delivery of future goods or services;

       (q) Liens consisting of pledges of cash collateral or government securities to secure on a mark-to-market basis Permitted Swap Obligations only, provided that the counterparty to any Swap Contract relating to any such
      --------
Permitted Swap Obligation is under a similar requirement to deliver similar collateral from time to time to the Company or the Semiconductor Operations Subsidiary party thereto on a mark-to-market basis; provided, however, that,
                                                    --------  -------
as of any determination date, the amount of all such outstanding secured Permitted Swap Obligations, together with all outstanding secured Indebtedness permitted by subsection (r) below, shall not in the aggregate exceed 5% of Combined Tangible Assets;

       (r) Liens incurred in the ordinary course of business securing Indebtedness other than borrowed money; provided, however, that the amount of
                                        --------  -------
all such outstanding secured Indebtedness, together with all outstanding secured Permitted Swap Obligations permitted by subsection (q) above, shall not in the aggregate exceed 5% of Combined Tangible Assets as of the end of the most recent fiscal quarter;

       (s)  Liens securing Indebtedness permitted by Section 7.06(n); and

       (t) Liens in favor of a trustee granted pursuant to any Permitted Subordinated Debt of the type described in clause (vii) of the definition of Permitted Subordinated Debt.

                Notwithstanding the foregoing, no Liens securing Indebtedness may exist at any time with respect to the Intellectual Property (as such term is defined in the Company Security Agreement) of the Company and its Semiconductor Operations Subsidiaries.

         7.02    Exclusive Negative Pledge.  The Company shall not, and shall
                 -------------------------
not permit any of its Semiconductor Operations Subsidiaries to, enter into any Contractual Obligation (other than this Agreement) which prohibits the creation or assumption of any Lien upon or with respect to any part of such Persons properties or assets (including all Intellectual Property (as defined in the Company Security Agreement) and the capital stock of Semiconductor Operations Subsidiaries and Micron Electronics, Inc.) (such Contractual Obligation, a "Negative Pledge"), whether now owned or hereafter acquired,
               ---------------
other than:

       (a) Negative Pledges in favor of the Company or a Semiconductor Operations Subsidiary with respect to the assets of a Semiconductor Operations Subsidiary in connection with extensions of credit made by the Company or a Semiconductor Operations Subsidiary to such Semiconductor Operations Subsidiary, to the extent such extensions of credit are permitted by Section 7.07;

       (b) Negative Pledges granted in connection with extensions of credit (whether or not guaranteed by the Company or a Semiconductor Operations Subsidiary) made available by

                                      45.

Persons other than the Company to a Semiconductor Operations Subsidiary to the extent such extensions of credit are permitted by Sections 7.06(h);

       (c) Negative Pledges granted in connection with Permitted Subordinated Debt;

       (d) Negative Pledges granted in connection with real or personal property financing arrangements to the extent permitted by Section 7.01(j), in favor of the Person providing such financing, pursuant to which the Company or a Semiconductor Operations Subsidiary, as applicable, agrees not to create or assume any Lien upon or with respect to the real property and equipment being financed (together with replacements, additions, attachments, accessions and proceeds (including insurance proceeds) thereof and accessories thereto); and

       (e)  Negative Pledges in connection with Indebtedness permitted under
Section 7.06(p).

         7.03  Disposition of Assets.  The Company shall not, and shall not
               ---------------------
suffer or permit any Semiconductor Operations Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) (together, "Dispositions") or
                                                            ------------
enter into any agreement to do any of the foregoing, except for:

       (a) Dispositions by a Semiconductor Operations Subsidiary of all or substantially all of its assets (upon voluntary dissolution, liquidation or otherwise) to the Company or any other Person, provided that if such a
                                               --------
Disposition is to a Person other than the Company or another Semiconductor Operations Subsidiary (or a Wholly-Owned Subsidiary which, immediately following such dissolution or liquidation, will become a Semiconductor Operations Subsidiary), such Disposition would be a Distribution permitted under Section 7.09(d);

       (b) Dispositions of assets in the ordinary course of business (the parties hereby agreeing that Dispositions of inventory, or used, worn-out or surplus equipment, or equipment pursuant to Permitted Sale-Leaseback Transactions shall be considered to be Dispositions in the ordinary course of business);

       (c) Dispositions of immaterial ($1,000,000 or less individually) assets outside the ordinary course of business;

       (d) Dispositions of material (greater than $1,000,000 individually) assets outside the ordinary course of business (other than accounts and notes receivable); provided that, except to the extent Commitment reductions are
             --------
effected and any related prepayments made as contemplated by the last paragraph of this Section 7.03, the aggregate Net Proceeds of all material assets so sold, together with the aggregate Net Proceeds of any material (greater than $1,000,000 individually) assets disposed of pursuant to sale-leaseback transactions which do not constitute Permitted Sale-Leaseback Transactions since the Original Closing Date, shall not exceed $200,000,000 (the disposition of assets acquired in the TI Acquisition being excluded from the foregoing calculation);

       (e) Subject to Subsection 7.03(f), dispositions of non-semiconductor operations assets, including dispositions of the capital stock of Subsidiaries that are not Semiconductor Operations Subsidiaries;

                                      46.

       (f)  Disposition of shares of Micron Electronics, Inc. stock, provided
                                                                     --------
that, except to the extent Commitment reductions are effected and any related prepayments made as contemplated by the last paragraph of this Section 7.03, the aggregate Net Proceeds therefrom since the Original Closing Date shall not exceed $200,000,000; and

       (g)  Disposition of assets acquired in the TI Acquisition.

               Notwithstanding the foregoing, (i) subject to clause (ii) below, the aggregate amount of Dispositions under subsections (d) and (f) since the Original Closing Date shall not exceed $300,000,000 in the aggregate; and (ii) Dispositions described in subsections (d) and (f) which involve an amount exceeding the maximum amount permitted under this Section
7.03 will be permitted hereunder if the Commitments are reduced as contemplated by Section 2.05 and, if required by Section 2.06 as a result of such Commitment reductions, the Net Proceeds are paid over to the Agent for the account of the Banks as a prepayment of the Loans in accordance with the requirements of Section 2.06.

         7.04    Consolidations and Mergers.  The Company shall not, and shall
                 --------------------------
not suffer or permit any Semiconductor Operations Subsidiary to, liquidate, dissolve or reorganize, or merge or consolidate with or into any other Person, except that:

       (a) the Company or any Semiconductor Operations Subsidiary may merge, consolidate or reorganize with or into another Person (other than the Company or another Subsidiary) in connection with an Acquisition permitted pursuant to
Section 7.05(g) or (o), provided that (i) no Default or Event of Default has
                        --------
occurred or would occur as a result thereof on a pro forma basis, and (ii) in the case of a transaction involving the Company, the Company shall be the surviving corporation, and (iii) in the case of a transaction involving a Semiconductor Operations Subsidiary, the resulting Person shall be a Semiconductor Operations Subsidiary;

       (b) any Semiconductor Operations Subsidiary may merge, consolidate or reorganize with or into the Company or a Semiconductor Operations Subsidiary (or a Wholly-Owned Subsidiary which, immediately following such merger or consolidation, will become a Semiconductor Operations Subsidiary), provided
                                                                   --------
that the Company or such Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

       (c) any Semiconductor Operations Subsidiary may consolidate or merge with or into any other Semiconductor Operations Subsidiary; and

       (d) any Semiconductor Operations Subsidiary may liquidate or dissolve as permitted under Section 7.03(a).

         7.05   Loans and Investments.  The Company shall not purchase or
                ---------------------
acquire, or suffer or permit any Semiconductor Operations Subsidiary to purchase or acquire, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make any Acquisitions, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "Investments"), except for:
            -----------

                                      47.

       (a) Investments held by the Company or a Semiconductor Operations Subsidiary in the form of cash equivalents and liquid investments;

       (b) Investments in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services or licensing of property in the ordinary course of business;

       (c) Investments made by the Company to or in its Semiconductor Operations Subsidiaries, or by a Semiconductor Operations Subsidiary to or in the Company or another Semiconductor Operations Subsidiary, to the extent permitted by Section 7.07;

       (d)  Investments in Micron Electronics, Inc.; provided, however, that
                                                     --------  -------
the aggregate principal amount of all advances, loans and other extensions of credit to Micron Electronics, Inc. outstanding at any time plus the cumulative
                                                           ----
amount of all equity contributions in Micron Electronics, Inc. since the Original Closing Date shall not exceed $100,000,000 in the aggregate;

       (e)  [reserved];

       (f) incidental loans or advances to employees in the ordinary course of business or as part of their overall compensation package;

       (g) Investments incurred in order to consummate Acquisitions or to acquire equity minority interests in any Person that is not a Subsidiary; provided, however, that (i) the Investment is being made in a Person that is
--------  -------
engaged in a line of business that would be permitted under Section 7.12 if such Person were a Semiconductor Operations Subsidiary, (ii) no Default or Event of Default has occurred or would occur as a result of such Investment on a pro forma basis, (iii) such Investments are undertaken in accordance with all applicable Requirements of Law, (iv) if such Investment constitutes an Acquisition, the prior, effective written consent or approval to such Investment of the board of directors or equivalent governing body of the Person acquired or in which the Investment is being made is obtained, and (v) the cumulative aggregate consideration paid (including the assumption of debt), the aggregate principal amount of all outstanding advances, loans and other extension of credit, plus the cumulative amount of all equity
                           ----
contributions made since the Original Closing Date in connection with such Investments (excluding the consideration paid in the TI Acquisition, and Indebtedness assumed in connection therewith and any Contingent Obligations in respect thereof) shall not exceed an amount equal to 25% of Combined Tangible Assets as of the last day of the most recently ended fiscal quarter;

       (h) Investments consisting of guarantees by the Company and its Semiconductor Operations Subsidiaries of the obligations of vendors and suppliers of the Company or its Semiconductor Operations Subsidiaries entered into in the ordinary course of business;

       (i) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

       (j)  Investments existing on the Original Closing Date;

       (k) Investments received in settlement of delinquent obligations or disputes, including Investments received in connection with the bankruptcy or reorganization of third Persons;

                                      48.

       (l) Investments consisting of deposit accounts maintained in the ordinary course of business;

       (m) Investments accepted in connection with Dispositions of assets permitted under Section 7.03;

       (n)  any Investment made in connection with a transaction permitted under
Section 7.04;

       (o)  the TI Acquisition, provided that (i) no Default or Event of
                                --------
Default has occurred or would occur as a result of such Investment on a pro forma basis, and (ii) such Investment is undertaken in accordance with all applicable Requirements of Law; and

       (p) Investments in non-Semiconductor Operations Subsidiaries (other than Micron Electronics, Inc.), and other Investments not described or covered by any of the foregoing subsections (a) through (o) of this Section; provided
                                                                     --------
that (i) no Default or Event of Default has occurred or would occur as a result of such Investment on a pro forma basis, (ii) such Investments are undertaken in accordance with all applicable Requirements of Law, (iii) if such Investment constitutes an Acquisition, the prior, effective written consent or approval to such Investment of the board of directors or equivalent governing body of the Person acquired or in which the Investment is being made is obtained, and (iv) the cumulative aggregate consideration paid (including the assumption of debt), the aggregate principal amount of all outstanding advances, loans and other extension of credit, plus the cumulative amount of
                                               ----
all equity contributions made since the Original Closing Date in connection with such Investments shall not exceed an amount equal to 5% of Combined Tangible Assets as of the last day of the most recently ended fiscal quarter.

         7.06    Limitation on Indebtedness and Contingent Obligations.
                 -----------------------------------------------------
The Company shall not, and shall not suffer or permit any Semiconductor Operations Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness or Contingent Obligations, except, without duplication:

       (a)  Indebtedness incurred pursuant to this Agreement;

       (b) Indebtedness and Contingent Obligations existing on the Original Closing Date and set forth in Schedule 7.06 to the Disclosure Letter;

       (c) Contingent Obligations in the form of endorsements for collection or deposit in the ordinary course of business;

       (d) Indebtedness with respect to cash deposited by customers to obtain the rights to delivery of future goods or services;

       (e)  Permitted Swap Obligations;

       (f)  Indebtedness permitted by Section 7.01(j);

       (g)  Indebtedness incurred in connection with Investments permitted by
Section 7.05;

                                      49.

       (h) Indebtedness incurred by the Company or any of the Semiconductor Operations Subsidiaries from Persons other than the Company or another Semiconductor Operations Subsidiary up to a maximum aggregate principal amount outstanding of $50,000,000;

       (i) Indebtedness with respect to deferred compensation or employee benefit programs incurred in the ordinary course of business or in connection with the discontinuance or sale of businesses or facilities;

       (j) (A) Indebtedness under the Subordinated Note Indenture outstanding as of the Closing Date; and (B) Permitted Subordinated Debt incurred by the Company in respect of TI Subordinated Debt and, subject to Section 7.10, other Permitted Subordinated Debt incurred by the Company in an aggregate principal amount not to exceed at any time $600,000,000;

       (k)  [reserved];

       (l) Indebtedness or Contingent Obligations incurred in connection with the bonding requirements of Micron Construction, Inc.;

       (m) Indebtedness incurred in the ordinary course of business by the Company or any Semiconductor Operations Subsidiary in connection with the payment of foreign currency amounts owed to the Company or any Semiconductor Operations Subsidiary by a customer;

       (n) Indebtedness consisting of obligations with respect to standby letters of credit issued in the ordinary course of business;

       (o) Contingent Obligations of the Company with respect to Indebtedness of its Semiconductor Operations Subsidiaries to the extent such Indebtedness is otherwise permitted under this Section 7.06, and Contingent Obligations of the Company with respect to Indebtedness of the Company or another Semiconductor Operations Subsidiaries to the extent such Indebtedness is otherwise permitted under this Section 7.06;

       (p) Indebtedness of the Company and its Subsidiaries relating to or provided for in connection with the TI Acquisition;

       (q) Indebtedness and Contingent Obligations other than for borrowed money, to the extent not otherwise permitted by this Section 7.06, in an aggregate principal amount not exceeding $50,000,000 at any time; and

       (r) any extensions, renewals and refinancings of Indebtedness described in subsections (b), (j) and (p), provided that the principal amount
                                           --------
of such Indebtedness being extended, renewed or refinanced does not increase; and provided further that if any such Indebtedness being extended, renewed or
    -------- -------
refinanced is Permitted Subordinated Debt, the extended, renewed or refinanced Indebtedness shall constitute Permitted Subordinated Debt satisfying all the conditions in the definition thereof.

         7.07    Transactions with Affiliates.  The Company shall not, and
                 ----------------------------
shall not suffer or permit any Semiconductor Operations Subsidiary to, enter into any transaction with any Affiliate of the Company, except (a) with respect to any Affiliate which is not a Semiconductor

                                      50.

Operations Subsidiary, upon fair and reasonable terms no less favorable to the Company or such Semiconductor Operations Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Semiconductor Operations Subsidiary, and (b) with respect to any Affiliate which is a Semiconductor Operations Subsidiary, upon fair and reasonable terms.

         7.08    Use of Proceeds.  The Company shall not, and shall not suffer
                 ---------------
or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         7.09    Restricted Payments.  The Company shall not, and shall not
                 -------------------
suffer or permit any Semiconductor Operations Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock (in connection with a reclassification of such stock or otherwise), or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares or any Permitted Subordinated Debt, or make any voluntary payments on Permitted Subordinated Debt consisting of sinking fund payments, defeasances or redemptions thereof, now or hereafter outstanding (collectively "Restricted
                                                                 ----------
Payments"), except that, so long as no Default or Event of Default exists or
--------
would result therefrom:

       (a) the Company may make Restricted Payments payable solely in its capital stock, and may distribute rights under any stockholder rights plan;

       (b) the Company may make Restricted Payments with the proceeds received from the substantially concurrent issue of new shares of its capital stock and may redeem rights distributed under any stockholder rights plan;

       (c) any Semiconductor Operations Subsidiary may declare and make Restricted Payments on account of any shares of any class of its capital stock or redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, to or from the Company or to or from another Semiconductor Operations Subsidiary; and

       (d) the Company and its Semiconductor Operations Subsidiaries may make Restricted Payments from earnings available therefor; provided, that the
                                                      --------
aggregate amount of all such Restricted Payments paid during the then current fiscal quarter and the three fiscal quarters immediately preceding such quarter may not at any time exceed 25% of Combined Net Income for the most recently ended fiscal quarter and the three fiscal quarters immediately preceding such quarter.

         7.10    Permitted Subordinated Debt.  The Company shall not:
                 ---------------------------

       (a) (i) issue any Permitted Subordinated Debt if the aggregate issue price thereof (defined as the aggregate principal amount at maturity less the aggregate original issue discount) which, when aggregated with all other subordinated indebtedness, would exceed the amount permitted

                                      51.

under Section 7.06(j) immediately after giving effect to the issuance thereof; or (ii) issue or refinance any Permitted Subordinated Debt if a Default or Event of Default shall exist either immediately prior to, or after giving effect to, the incurrence of such Permitted Subordinated Debt;

       (b) except as permitted under Section 7.09, pay any principal (including sinking fund payments) or any other amount (including scheduled interest payments) with respect to any Permitted Subordinated Debt (including the payment of cash in connection with such a conversion thereof), or purchase or redeem (or offer to purchase or redeem) any Permitted Subordinated Debt, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Permitted Subordinated Debt will be paid when due or otherwise to provide for the defeasance of any Permitted Subordinated Debt; except, subject to the
                                                   ------
subordination provisions contained in any Permitted Subordinated Debt therein, the Company may: (i) pay scheduled interest payments on Permitted Subordinated Debt; (ii) make mandatory payments consisting of prepayments or redemptions of Permitted Subordinated Debt in each case scheduled at the time of issuance of Permitted Subordinated Debt; and (iii) deliver securities, cash and other property upon the conversion of the Permitted Subordinated Debt in accordance with the terms thereof (including the payment of cash in lieu of fractional shares in connection with such a conversion); or

       (c) amend, waive, supplement or otherwise modify any instrument relating to any Permitted Subordinated Debt (including any modifications to the Subordinated Note Indenture made pursuant to a supplemental indenture,
Section 301 of the Subordinated Note Indenture or otherwise) if, as a result thereof, such Permitted Subordinated Debt would no longer satisfy all the conditions set forth in the definition of "Permitted Subordinated Debt" or as otherwise approved by the Majority Banks.

         7.11    ERISA.  The Company shall not, and shall not suffer or permit
                 -----
any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could be reasonably expected to result in liability of the Company in an aggregate amount in excess of 5% of Combined Tangible Net Worth, or (b) engage in a transaction that could reasonably be expected to subject the Company to liability under Section 4069 or 4212(c) of ERISA.

         7.12    Business or Accounting Changes.  The Company shall not, and
                 ------------------------------
shall not suffer or permit any Semiconductor Operations Subsidiary to: (a) engage in any material line of business substantially different from those lines of business carried on by the Company and its Semiconductor Operations Subsidiaries on the date hereof, together with businesses which are appropriate extensions of or are reasonably related or incidental to the current businesses of the Company and its Semiconductor Operations Subsidiaries, or (b) make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the convention for determining the fiscal year of the Company or of any Semiconductor Operations Subsidiary.

         7.13    Minimum Cash and Equivalents.  The Company shall not permit
                 ----------------------------
the sum of its cash, cash equivalents and liquid investments as of the last day of any fiscal quarter

                                      52.

occurring (i) prior to the TI Acquisition to be less than $100,000,000, and
(ii) on or after the closing date of the TI Acquisition to be less than $200,000,000.

         7.14    Combined Tangible Net Worth.  The Company shall not permit,
                 ---------------------------
as of the last day of any fiscal quarter, Combined Tangible Net Worth to be less than an amount equal to $1,900,000,000, plus the sum of (a) 75% of
                                             ----
Combined Net Income (not reduced by Combined Net Loss for any period) earned in each fiscal quarterly accounting period commencing with the fiscal quarter ending September 3, 1998, and (b) 50% of the amount by which Combined Tangible Net Worth increases as a result of any secondary public or private offering of equity securities by the Company and its Semiconductor Operations Subsidiaries (not in connection with an Acquisition or employee stock option or purchase plans or the TI Acquisition) after the Closing Date.

         7.15    Leverage Ratio.  The Company shall not permit, as of the last
                 --------------
day of any fiscal quarter, the Leverage Ratio to exceed 1.00 to 1.00.

         7.16    Maximum Indebtedness to Capitalization.  The Company shall
                 --------------------------------------
not permit, as of the last day of any fiscal quarter, the aggregate amount of all Indebtedness of the Company and the Semiconductor Operations Subsidiaries on a combined basis to be an amount which exceeds 60% of Capitalization.

         7.17    [Reserved]

         7.18    Material Semiconductor Operations.  The Company shall not
                 ---------------------------------
permit any Material Semiconductor Operations to be conducted, individually or in the aggregate, by any Subsidiaries which are not Semiconductor Operations Subsidiaries. The Company shall not permit any Semiconductor Operations Subsidiary to be a non Wholly-Owned Subsidiary.



                       ARTICLE VIII - EVENTS OF DEFAULT
                       --------------------------------


         8.01    Event of Default.  Any of the following shall constitute an
                 ----------------
"Event of Default":
 ----------------

       (a)  Non-Payment. (i) The Company fails to pay, when and as required to
            -----------
be paid herein, (A) any amount of principal of any Loan, or (B) any amount of interest or commitment fee payable hereunder within five days after the same becomes due; or (ii) any Loan Party fails to pay any other amount payable hereunder or under any other Loan Document within 30 days after the same becomes due; or

       (b)  Representation or Warranty.  Any representation or warranty by any
            --------------------------
Loan Party or any Semiconductor Operations Subsidiary made or deemed made herein or in any other Loan Document is incorrect in any material respect on or as of the date made or deemed made; or

       (c)  Specific Defaults.  The Company fails to perform or observe any
            -----------------
term, covenant or agreement contained in Section 6.13 or in Article VII; or

                                      53.

       (d)  Other Defaults. (i) The Company fails to perform or observe any
            --------------
term, covenant or agreement contained in any of Sections 6.01, 6.02(a), 6.02(b), 6.03 or 6.10(b), and such default shall continue unremedied for a period of five days after the earlier of (a) the date upon which a Responsible Officer knew or reasonably should have known of such failure, and (b) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or (ii) any Loan Party fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of
(x) the date upon which a Responsible Officer knew or reasonably should have known of such failure, and (y) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

       (e)  Cross-Acceleration -- Indebtedness.  The Company or any
            ----------------------------------
Semiconductor Operations Subsidiary (i) fails to make any payment in respect of any individual item of Indebtedness having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000, or with respect to any multiple items of Indebtedness having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $20,000,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness described in Section 8.01(e)(i) hereof and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, if, in the case of clause (i) or clause (ii), the effect of such failure, event or condition results in the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) declaring such Indebtedness to be due and payable prior to its stated maturity; or

       (f)  Cross-Acceleration - Swap Obligations.  There occurs under any
            -------------------------------------
Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (i) any event of default under such Swap Contract as to which the Company or any Semiconductor Operations Subsidiary is the Defaulting Party (as defined in such Swap Contract), or (ii) any Termination Event (as defined in such Swap Contract) as to which the Company or any Semiconductor Operations Subsidiary is an Affected Party (as defined in such Swap Contract), and, in either event, the Swap Termination Value owed by the Company or such Semiconductor Operations Subsidiary as a result thereof is greater than $10,000,000; or

       (g)  Insolvency; Voluntary Proceedings.  The Company or any
            ---------------------------------
Semiconductor Operations Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise, (ii) voluntarily ceases to conduct its business in the ordinary course, except as may otherwise be permitted herein, (iii) voluntarily commences any Insolvency Proceeding with respect to itself, or
(iv) takes any action to effectuate or authorize any of the foregoing; or

                                      54.

       (h)  Involuntary Proceedings.  (i) Any involuntary Insolvency
            -----------------------
Proceeding is commenced or filed against the Company or any Semiconductor Operations Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Semiconductor Operations Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy,
(ii) the Company or any Semiconductor Operations Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding, or (iii) the Company or any Semiconductor Operations Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

       (i)  ERISA.  (i) An ERISA Event shall occur with respect to a Pension
            -----
Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of 5% of Combined Tangible Net Worth, (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds 5% of Combined Tangible Net Worth, or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of 5% of Combined Tangible Net Worth; or

       (j)  Monetary Judgments.  One or more non-interlocutory judgments, non-
            ------------------
interlocutory orders, decrees or arbitration awards is entered against the Company or any Semiconductor Operations Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $20,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 consecutive days after the entry thereof; or

       (k)  Non-Monetary Judgments.  Any non-monetary judgment, order or
            ----------------------
decree is entered against the Company or any Semiconductor Operations Subsidiary which could reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

       (l)  Change of Control.  If (i) any Person or two or more Persons
            -----------------
acting in concert, other than TI, J.R. Simplot, J.R. Simplot Company, Simplot Canada Limited, a member of J.R. Simplot's immediate family and any other Persons controlled by or under common control with any of the foregoing, shall either acquire beneficial ownership, directly or indirectly, of, or acquire by contract or otherwise, or enter into a contract or arrangement which upon consummation will result in its or their acquisition of, or control over, securities of the Company (or other securities convertible into such securities) representing 30% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors; or
(ii) during any period of up to 12 consecutive months, commencing after the Original Closing Date,

                                      55.

individuals who at the beginning of such 12-month period were directors of the Company shall cease for any reason to constitute a majority of the Board of Directors of the Company unless the persons replacing such individuals were nominated by the Board of Directors of the Company; or

       (m)  Loss of Governmental Licenses.  Any Governmental Authority revokes
            -----------------------------
or fails to renew any material license, permit or franchise of the Company or any Semiconductor Operations Subsidiary, or the Company or any Semiconductor Operations Subsidiary for any reason loses any material governmental license, permit or franchise, or the Company or any Semiconductor Operations Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material governmental license, permit or franchise and the effect of such revocation, failure to renew, loss or imposition could reasonably be expected to have a Material Adverse Effect; or

       (n)  Permitted Subordinated Debt; Loss of Subordination.  Any event
            --------------------------------------------------
occurs which gives the holder or holders of any Permitted Subordinated Debt (or an agent or trustee on its or their behalf) the right to declare such Permitted Subordinated Debt due before the date on which it otherwise would become due, or the right to require the issuer thereof to redeem or purchase, or offer to redeem or purchase, all or any portion of any Permitted Subordinated Debt; or a final unstayed judgment is entered by a court of competent jurisdiction that any Permitted Subordinated Debt is not subordinated in accordance with its terms to the Obligations.

       (o)  Guarantor Defaults.  The Guarantor fails in any material respect
            ------------------
to perform or observe any term, covenant or agreement in the Guaranty; or the Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or the Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

       (p)  Collateral.  (i) Any provision of any Collateral Document shall
            ----------
for any reason cease to be valid and binding on or enforceable against the Company or any Subsidiary party thereto or the Company or any Subsidiary party thereto shall so state in writing or bring an action to limit its obligations or liabilities thereunder; (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interests shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens; or (iii) any "Event of Default" (as defined) shall occur and be continuing under any Collateral Document.

       8.02  Remedies.  If any Event of Default occurs, the Agent shall, at
             --------
the request of, or may, with the consent of, the Majority Banks: (a) declare the obligation of each Bank to make Loans to be terminated, whereupon such obligation and such Bank's Commitment shall be terminated, (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company, and (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event
                --------  -------

                                      56.

specified in subsection (g) or (h) of Section 8.01 (in the case of clause (i) of subsection (h) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

         8.03    Rights Not Exclusive.  The rights provided for in this
                 --------------------
Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

         8.04    Certain Financial Covenant Defaults.  In the event that,
                 -----------------------------------
after taking into account any extraordinary charge to earnings taken or to be taken as of the end of any fiscal period of the Company (a "Charge"), and if
                                                            ------
solely by virtue of such Charge, there would exist an Event of Default due to the breach of any of Sections 7.13, 7.14, 7.15 or 7.16 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (a) the date after such fiscal period end date on which the Company announces publicly it will take, is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC) or, if such announcement is made prior to such fiscal period end date, the date that is such fiscal period end date, and (b) the date the Company delivers to the Agent its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken.



                           ARTICLE IX - THE AGENT
                           ----------------------


         9.01    Appointment and Authorization; "Agent".  Each Bank hereby
                 --------------------------------------
irrevocably (subject to Section 9.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         9.02    Delegation of Duties.  The Agent may execute any of its
                 --------------------
duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The

                                      57.

Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         9.03    Liability of Agent.  None of the Agent-Related Persons shall
                 ------------------
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         9.04    Reliance by Agent.  (a)  The Agent shall be entitled to rely,
                 -----------------
and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

       (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         9.05    Notice of Default.  The Agent shall not be deemed to have
                 -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be

                                      58.

requested by the Majority Banks in accordance with Article VIII; provided,
                                                                 --------
however, that unless and until the Agent has received any such request, the
-------
Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

         9.06    Credit Decision.  Each Bank acknowledges that none of the
                 ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and credit worthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and credit worthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or credit worthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         9.07    Indemnification of Agent.  Whether or not the transactions
                 ------------------------
contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however,
                                                            --------  -------
that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         9.08    Agent in Individual Capacity.  BofA (and any successor Agent
                 ----------------------------
pursuant to Section 9.09) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries

                                      59.

and Affiliates as though BofA (or such successor Agent) were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA (and any successor Agent pursuant to Section 9.09) or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA (and any successor Agent pursuant to Section 9.09) shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA (or such successor Agent) in its individual capacity.

       9.09      Successor Agent.  The Agent may, and at the request of the
                 ---------------
Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks, which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

         9.10    Withholding Tax.  (a)  If any Bank is a "foreign corporation,
                 ---------------
partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

                       (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest or fees in the first calendar year and before the payment of any interest or fees in each third succeeding calendar year during which interest or fees may be paid under this Agreement;

                       (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest or fees are due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest or fees may be paid under this Agreement; and

                                      60.

                       (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

       (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company owing to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

       (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company owing to such Bank, such Bank agrees to notify the Agent of the percentage amount which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 4224 as no longer valid.

       (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

       (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         9.11    Co-Agents.  None of the Banks identified on the facing page
                 ---------
or signature pages of this Agreement as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                      61.

         9.12    Collateral Matters.  (a)  The Agent is authorized on behalf
                 ------------------
of all the Banks to execute the Collateral Agreements and, without the necessity of any notice to or further consent from the Banks, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

       (b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter;
(iv) constituting property to be leased by the Company or the Guarantor or constituting security for Indebtedness to be incurred by the Company or the Guarantor, in each case in a transaction permitted under this Agreement; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Majority Banks (as specifically contemplated in the Loan Documents) or all the Banks, as the case may be, as provided in subsection 10.01(f). Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 9.12(b), provided that the absence of any such confirmation for whatever reason shall
--------
not affect the Agent's rights under this Section 9.12.



                          ARTICLE X - MISCELLANEOUS
                          -------------------------


         10.01   Amendments and Waivers.  No amendment or waiver of any
                 ----------------------
provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver,
                                  --------  -------
amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following: (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.02), (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document, (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document, (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder, (e) amend this Section, Section 2.13 or Section 2.14, or any provision herein providing for consent or other action by all Banks, or (f) discharge the Guarantor, or release any of the Collateral, except as otherwise may be provided herein or in the Collateral Documents or except where the consent of the Majority Banks only is

                                      62.

specifically provided for; and, provided further, that (i) no amendment,
                                -------- -------
waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (ii) the fee letter referred to in Section 2.09 may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto; and (iii) nothing herein shall be construed to prohibit deemed amendments from taking effect pursuant to Sections 3.07 or 10.08(c) hereof.

         10.02   Notices.  (a)  All notices, requests, consents, approvals,
                 -------
waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 10.02, and (ii) shall be followed promptly by delivery of a hard copy
-------- -----
original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.02; or, as directed to the Company
                                -------- -----
or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

       (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery; except that notices pursuant to Article II or IX to the Agent shall not be effective until actually received by the Agent.

       (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

         10.03   No Waiver; Cumulative Remedies.  No failure to exercise and
                 ------------------------------
no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         10.04   Costs and Expenses.  The Company shall:
                 ------------------

       (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent) and the Lead Arranger for all reasonable costs and expenses incurred by them in connection with the development, preparation, delivery,

                                      63.

administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, the consummation of the transactions contemplated hereby and thereby, and in connection with any borrowing base audit of the Company by the Agent, including Attorney Costs incurred by them with respect thereto, and including all title, appraisal (including the allocated cost of internal appraisal services), survey, audit, environmental inspection, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Agent or any of its Affiliates in connection with the Collateral Documents or the Collateral; and

       (b) pay or reimburse the Agent, the Lead Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding). The agreements in this Section shall survive the payment of all other Obligations.

         10.05   Company Indemnification.  Whether or not the transactions
                 -----------------------
contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
    ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall
                   -----------------------    --------
have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         10.06   Payments Set Aside.  To the extent that the Company makes a
                 ------------------
payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or

                                      64.

such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

         10.07   Successors and Assigns.  The provisions of this Agreement
                 ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

         10.08   Assignments, Participations, etc.  (a)  Any Bank may, with
                 ---------------------------------
the written consent of the Company (at all times other than during the existence of an Event of Default) and the Agent, which consents shall not unreasonably be withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank or to another Bank party hereto) (each an "Assignee") all, or any ratable part of all, of
                             --------
the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000, or such lesser amount which represents a Bank's entire Commitment (provided that no minimum amount
                                       --------
limitation shall apply in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank or to another Bank party hereto); provided, however, that the Company and the Agent may
                    --------  -------
continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance substantially in the form of Exhibit N ("Assignment and Acceptance"), together
                             ---------   -------------------------
with any Note or Notes subject to such assignment, and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500.

       (b) From and after the date that the Agent notifies the assignor Bank that the Agent and the Company have received (and provided their consent, if required, with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents; provided, however, that the assignor
                                      --------  -------
Bank shall not relinquish its rights under Article III or under Sections 10.04 and 10.05 to the extent such rights relate to the time prior to the effective date of the Assignment and Acceptance.

       (c) Within five Business Days after the Company's receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that the Company consents to such assignment in accordance with Section 10.08(a)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such

                                      65.

Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.
                                  ---------

       (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating
                                                -----------
interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations
           --------  -------
under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.01. In the case of
                              ----- -------
any such participation, the Participant shall be entitled to the benefit of Sections 3.01, 3.03 and 10.05 as though it were also a Bank hereunder (provided, however, that no Participant shall be entitled to greater benefits
 --------  -------
under any such Section than the Bank which sold such participation would have been entitled to), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

       (e) Notwithstanding any other provision in this Agreement, any Bank may at any time, without the consent of any Person, create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR
(S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         10.09   Confidentiality.  Each Bank agrees to take and to cause its
                 ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all confidential information provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (A)
          --------  -------
at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of

                                      66.

such Bank by any such authority; (B) pursuant to subpoena or other court process, provided, that the Bank shall use its reasonable, good faith efforts to provide prior written notice (unless prohibited from doing so by any applicable Requirement of Law) to the Company to allow the Company to seek a protective order; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding (except as set forth in clause
(E)) to which the Agent, any Bank or their respective Affiliates may be party, provided, that the Bank shall use its reasonable, good faith efforts to provide prior written notice (unless prohibited from doing so by any applicable Requirement of Law) to the Company to allow the Company to seek a protective order; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors, provided such persons have a need to know such information and agree to be bound by the terms of this Section 10.09 as so they were a party hereto; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates. Upon the execution hereof by all the parties, the confidentiality undertaking set forth in this Section shall replace and supersede the terms of any confidentiality agreement between the Company and any of the Agent or the Banks executed prior to the Original Closing Date and shall survive the termination of this Agreement for a period of 12 months.

         10.10   Set-off.  In addition to any rights and remedies of the Banks
                 -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, upon obtaining the prior written consent of the Agent, and without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall
              --------  -------
not affect the validity of such set-off and application.

         10.11   Notification of Addresses, Lending Offices, Etc.  Each Bank
                 -----------------------------------------------
shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         10.12   Counterparts.  This Agreement may be executed in any number
                 ------------
of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Agreement and any other Loan Document

                                      67.

may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

         10.13   Severability.  The illegality or unenforceability of any
                 ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required thereunder.

         10.14   No Third Parties Benefited.  This Agreement is made and
                 --------------------------
entered into for the sole protection and legal benefit of the Company, the Banks, the Agent, the Indemnified Persons, and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         10.15   Governing Law and Jurisdiction.  (a)  THIS AGREEMENT AND THE
                 ------------------------------
NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

       (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY
                                           --------------------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

         10.16   Waiver of Jury Trial.  THE COMPANY, THE BANKS AND THE AGENT
                 --------------------
EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY

                                      68.

OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         10.17   Entire Agreement.  This Agreement, together with the other
                 ----------------
Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         10.18   Amendment and Restatement of Existing Facility.  From and
                 ----------------------------------------------
after the Closing Date, this Agreement amends and restates the Existing
Facility.

                                      69.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                                   MICRON TECHNOLOGY, INC.

                                   By:
                                      ---------------------------------------
                                   Name:  Norman Schlachter
                                   Title:  Treasurer



                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                    as Agent

                                   By:
                                      ---------------------------------------
                                   Name:  Dietmar Schiel
                                   Title:  Vice President



                                   ABN AMRO BANK N.V., as Co-Agent and a Bank

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                    as a Bank

                                   By:
                                      ---------------------------------------
                                   Name:  Michael J. McCutchin
                                   Title:  Managing Director

                                   THE BANK OF NOVA SCOTIA, as Co-Agent
                                   and a Bank

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:



                                   FLEET NATIONAL BANK, as Co-Agent and a Bank

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Co-Agent and a Bank

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:


                                   U.S. BANK NATIONAL ASSOCIATION, as Co-Agent and a Bank

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:


                                   ROYAL BANK OF CANADA

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   BANQUE NATIONALE DE PARIS

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:




                                   KEYBANK NATIONAL ASSOCIATION


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:




                                   MELLON BANK, N.A.

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:




                                   THE DAI-ICHI KANGYO BANK, LIMITED,
                                   LOS ANGELES AGENCY

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   THE FUJI BANK, LIMITED, LOS ANGELES AGENCY

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:




                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   SAN FRANCISCO AGENCY

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:



                                   THE SUMITOMO BANK LIMITED

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:




                                   FIRST SECURITY BANK, N.A.

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:




                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                   THE SAKURA BANK, LIMITED

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:



                                   THE BANK OF NEW YORK

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:



                                   PARIBAS

                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      ---------------------------------------
                                   Name:
                                   Title:

                                                                        ANNEX I
                                                                        -------

                                  PRICING GRID
                                  ------------

-------------------------------------------------------------------------------------------------------------------------
                              INDEBTEDNESS TO CAPITALIZATION LESS THAN 40%                        INDEBTEDNESS TO
                                                                                            CAPITALIZATION GREATER THAN
                                                                                                  OR EQUAL TO 40%
LEVEL       EBITDA           LIBOR        Base Rate        Commitment          LIBOR         Base Rate       Commitment
                            Margin          Margin            Fee             Margin          Margin            Fee
-------------------------------------------------------------------------------------------------------------------------
 1       Greater than
           $2.0 BN          0.875%          0.000%           0.3500%           1.125%        0.1250%           0.3500%
 2       $1.6-$2.0 BN       1.000%          0.000%           0.3500%           1.250%        0.2500%           0.3750%
 3       $1.2-$1.6 BN       1.250%          0.250%           0.3750%           1.500%        0.5000%           0.4000%
 4       $0.8-$1.2 BN       1.500%          0.500%           0.4000%           1.750%        0.7500%           0.5000%
 5       $0.4-$0.8 BN       1.625%          0.625%           0.4375%           1.875%        0.8750%           0.5000%
 6       Less than $0.4 BN  1.750%          0.750%           0.5000%           2.000%        1.0000%           0.5000%
-------------------------------------------------------------------------------------------------------------------------

   EBITDA and Indebtedness to Capitalization used to compute the LIBOR Margin, the Base Rate Margin and the Commitment Fee set forth above shall be EBITDA and Indebtedness to Capitalization as set forth in the Compliance Certificate most recently delivered by the Company to the Agent pursuant to Section 6.02(a) of the Credit Agreement. EBITDA shall be determined (i) as of 9/3/98 by multiplying EBITDA for the fiscal quarter ending 9/3/98 by four; (ii) as of 12/3/98 by multiplying the sum of EBITDA for the fiscal quarters ending 9/3/98 and 12/3/98 by two; (iii) as of 3/4/99 by dividing the sum of EBITDA for the fiscal quarters ending 9/3/98, 12/3/98 and 3/4/99 by three, and then multiplying such amount by four; and (iv) and thereafter for the four consecutive fiscal quarters ending on the date of the financial statements referred to in the Compliance Certificate.

   The Applicable Fee Percentage shall be adjusted automatically as to the commitment fee then accruing effective as of the 100th day after the end of each fiscal year and the 60th day after the end of the first three fiscal quarters of each fiscal year based on EBITDA and Indebtedness to Capitalization set forth in the most recently delivered Compliance Certificate; provided, however, that for the period from the Closing Date
                --------  -------
   through the 100th day after the end of the Company's fiscal year ending 9/3/98, the Applicable Fee Percentage shall be 0.5000%.

   The Applicable Margin shall be adjusted automatically as to all Loans then outstanding effective as of the 100th day after the end of each fiscal year and the 60th day after the end of the first three fiscal quarters of each fiscal year based on EBITDA and Indebtedness to Capitalization as set forth in the most recently delivered Compliance Certificate; provided, however,
                                                          --------  -------
   that for the period from the Closing Date through the 100th day after the end of the Company's fiscal year ending 9/3/98, the Applicable Margin shall be 1.750% (LIBOR Margin) and 0.750% (Base Rate Margin).

   If the Company shall fail to deliver a Compliance Certificate within the number of days after the end of any fiscal quarter or fiscal year as required pursuant to Section 6.02(a) (without giving effect to any grace period), the Applicable Fee Percentage and the Applicable Margin from the first day after the date on which such Compliance Certificate was required to be delivered to the

                                 PRICING GRID
                                      1.

   Agent to the day the Company delivers to the Agent a Compliance Certificate shall conclusively equal the highest Applicable Fee Percentage and Applicable Margin set forth above.


                                 PRICING GRID
                                      2.

                                                                   SCHEDULE 2.01
                                                                   -------------

                        COMMITMENTS AND PRO RATA SHARES
                        -------------------------------


                                                                     Pro Rata
                     Bank                      Commitment             Share
                     ----                     ------------           --------

Bank of America National
 Trust and Savings Association                $ 35,200,000              8.8%

ABN AMRO Bank, N.V.                             28,000,000              7.0
The Bank of Nova Scotia                         28,000,000              7.0
Fleet National Bank                             28,000,000              7.0
PNC Bank, National Association                  28,000,000              7.0
U.S. Bank National Association                  28,000,000              7.0

Royal Bank of Canada                            24,000,000              6.0
Banque Nationale de Paris                       20,000,000              5.0
KeyBank National Association                    20,000,000              5.0
Mellon Bank, N.A.                               20,000,000              5.0
The Dai-Ichi Kangyo Bank, Limited,
 Los Angeles Agency                             20,000,000              5.0
The Fuji Bank, Limited,
 Los Angeles Agency                             20,000,000              5.0
The Industrial Bank of Japan, Limited,
 San Francisco Agency                           20,000,000              5.0
The Sumitomo Bank Limited                       20,000,000              5.0

First Security Bank, N.A.                       12,800,000              3.2
The Long-Term Credit Bank of Japan, Ltd.,
 Los Angeles Agency                             12,800,000              3.2
The Sakura Bank, Limited                        12,800,000              3.2

The Bank of New York                            11,200,000              2.8
Paribas                                         11,200,000              2.8
                                              ============            =====
                TOTAL                         $400,000,000            100.0

                       COMMITMENTS AND PRO RATA SHARES
                                      1.

                                                                   SCHEDULE 4.01
                                                                   -------------

                                 FILING OFFICES
                                 --------------

1.  FILING OFFICES AS TO COLLATERAL PROVIDED PURSUANT TO THE SECURITY
    AGREEMENTS.

    a)  Secretary of State of the State of Idaho (Company and Guarantor)

    b)  Office of the County Recorder of Ada County, Idaho (Company and
        Guarantor)

    c) Division of Corporations and Commercial Code, Utah Department of Commerce (Company and Guarantor)

    d)  Office of the County Recorder of Utah County, Utah (Company and
        Guarantor)

    e)  Secretary of State of the State of Texas (Company and Guarantor)

    f)  Secretary of State of California (Company and Guarantor)

    g)  Secretary of State of North Carolina, UCC Division (Company and
        Guarantor)

    h) Office of the County Recorder of Durham County, North Carolina (Company and Guarantor)

    i) Secretary of State of the State of South Dakota, UCC Division Central Filing (Company and Guarantor)

    j) State Corporation Commission of the State of Virginia (Company and Guarantor)

    k) Office of the County Recorder of Richmond County, Virginia (Company and Guarantor)

2.  FILING OFFICES AS TO COLLATERAL PROVIDED PURSUANT TO THE DEEDS OF TRUST

    a)  Office of the County Recorder of Ada County, Idaho (Company)

    b)  Office of the County Recorder of Utah County, Utah (Company)


                                FILING OFFICES
                                      1.

                                                                  SCHEDULE 10.02
                                                                  --------------

                     OFFSHORE AND DOMESTIC LENDING OFFICES,
                     --------------------------------------
                             ADDRESSES FOR NOTICES
                             ---------------------

MICRON TECHNOLOGY, INC.

Notices:

Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 157
Boise, Idaho 83716-9632
Attention:  Norman L. Schlachter
            Treasurer
            Telephone:  (208) 368-3766
            Facsimile:  (208) 368-4095

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS AGENT

Address for Notices of Borrowing and
Notices of Conversion/Continuation:

Bank of America National Trust
 and Savings Association
Agency Administrative Services #5596
1850 Gateway Boulevard
Concord, California 94520
Attention:  Blanca Vinje
            Sr. Associate Agency Officer
            Telephone:  (415) 675-8432
            Facsimile:  (415) 675-8500


                         LENDING OFFICES AND ADDRESSES
                                      1.

Notices (other than Notice of Borrowing
and Notices of Conversion/Continuation):

Bank of America National Trust
  and Savings Association
Agency Management #10831
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attention:  Wendy Young
            Vice President
            Telephone:  (415) 436-3420
            Facsimile:  (415) 436-3425


Payment Office:

Bank of America National Trust
  and Savings Association
ABA No. 121-000-358
1850 Gateway Boulevard, Fifth Floor
Concord, California  94520
Account No.:  12332-15032
Reference:    Micron Technology, Inc.
Attention:    Agency Administrative Services #5596


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as a Bank

Notices (other than Notice of Borrowing
and Notices of Conversion/Continuation):

Bank of America National Trust
  and Savings Association
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:  Michael J. McCutchin
            Managing Director
            Telephone: (415) 622-4589
            Facsimile: (415) 622-2514


                         LENDING OFFICES AND ADDRESSES
                                      2.

Domestic and Offshore Lending Office:

Bank of America National Trust
  and Savings Association
1850 Gateway Boulevard, Fourth Floor
Concord, California 94520
Reference: Micron Technology, Inc.
Attention: Marlene Clarine
           Telephone:  (925) 675-7335
           Facsimile:  (925) 603-7254

PNC BANK, NATIONAL ASSOCIATION

Notices:

PNC Bank, National Association
One PNC Plaza
249 5th Avenue, Mail Stop:  P-1-P0PP-02-4
Pittsburgh, PA 15222
Attention: Philip Liebscher
           Vice President
           Telephone: (412) 762-3202
           Facsimile: (412) 762-6484

Domestic and Offshore Lending Office:

PNC Bank, National Association
One PNC Plaza
249 5th Avenue, Mail Stop:  P-1-P0PP-02-4
Pittsburgh, PA  15222
Attention:  Sally Hunter
            Telephone: (412) 768-3807
            Facsimile: (412) 768-4586


                         LENDING OFFICES AND ADDRESSES
                                      3.

U.S. BANK NATIONAL ASSOCIATION

Notices:

U.S. Bank National Association
111 S.W. Fifth Avenue
Suite 400
Portland, OR  97204
Attention: Ross Beaton
           Treasury Director
           Telephone: (503) 275-5172
           Facsimile: (503) 275-5795

Domestic and Offshore Lending Office:

U.S. Bank National Association
Oregon Corporate Loan Servicing
555 S.W. Oak
Suite PL7
Portland, OR  97204
Attention: Lan Tran
           Telephone: (503) 275-3337
           Facsimile: (503) 275-4600

ABN AMRO BANK, N.V.

Notices:

ABN AMRO Bank, N.V.
135 S. LaSalle Street
Suite 2805
Chicago, IL  60603
Attention: Credit Administration
           Telephone: (312) 904-8835
           Facsimile: (312) 904-8840


                         LENDING OFFICES AND ADDRESSES
                                      4.

With a copy to:

ABN AMRO Bank, N.V.
600 University Street, Suite 2323
One Union Square
Suite 2323
Seattle, WA  98101
Attention:  Lee-Lee Miao
            Vice President
            Telephone: (206) 654-0362
            Facsimile: (206) 682-5641

Domestic and Offshore Lending Office:

ABN AMRO Bank, N.V.
135 S. LaSalle Street
Suite 625
Chicago, IL  60603
Attention: Loan Administration
           Telephone: (312) 904-8855
           Facsimile: (312) 904-1287

THE BANK OF NOVA SCOTIA

Notices:

The Bank of Nova Scotia
580 California Street
Suite 2100
San Francisco, CA 94104
Attention: Maarten Van Otterloo
           Senior Relationship Manager
           Telephone: (415) 616-4161
           Facsimile: (415) 397-0791

Domestic and Offshore Lending Office:

The Bank of Nova Scotia
580 California Street
Suite 2100
San Francisco, CA  94104
Attention: Maarten Van Otterloo
           Senior Relationship Manager
           Telephone: (415) 616-4161
           Facsimile: (415) 397-0791


                         LENDING OFFICES AND ADDRESSES
                                      5.

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
SAN FRANCISCO AGENCY

Notices:

The Industrial Bank of Japan, Limited,
San Francisco Agency
555 California Street
Suite 3110
San Francisco, CA  94104
Attention: Greg Stewart
           Vice President
           Telephone: (415) 693-1824
           Facsimile: (415) 982-1917

Domestic and Offshore Lending Office:

The Industrial Bank of Japan, Limited,
San Francisco Agency
555 California Street
Suite 3110
San Francisco, CA  94104
Attention: Jeannette O'Donnell
           Telephone: (415) 693-1831
           Facsimile: (415) 982-1917

KEYBANK NATIONAL ASSOCIATION

Notices:

KeyBank National Association
700 Fifth Avenue
48th Floor
Seattle, WA  98104
Attention: John H. Brock
           Senior Vice President and Manager
           Telephone: (206) 684-6031
           Facsimile: (206) 684-6035

Domestic and Offshore Lending Office:

KeyBank National Association
700 Fifth Avenue
48th Floor
Seattle, WA  98104


                         LENDING OFFICES AND ADDRESSES
                                      6.

ROYAL BANK OF CANADA

Notices:

Royal Bank of Canada
600 Wilshire Boulevard
Suite 800
Los Angeles, CA  90017
Attention:  Michael Cole
            Manager
            Telephone:  (213) 955-5328
            Facsimile:  (213) 955-5350

Domestic and Offshore Lending Office:

Royal Bank of Canada
600 Wilshire Boulevard
Suite 800
Los Angeles, CA  90017

BANQUE NATIONALE DE PARIS

Notices:

Banque Nationale de Paris
180 Montgomery Street
3rd Floor
San Francisco, CA 94104
Attention:  Michael McCorriston
            Vice President
            Telephone:  (415) 956-0707
            Facsimile:  (415) 296-8954

Domestic and Offshore Lending Office:

Banque Nationale de Paris, San Francisco Branch
180 Montgomery Street
San Francisco, CA  94104
            Telephone:  (415) 956-0707
            Facsimile:  (415) 989-9041


                         LENDING OFFICES AND ADDRESSES
                                      7.

THE FUJI BANK, LIMITED, LOS ANGELES AGENCY

Notices:

The Fuji Bank, Limited,
Los Angeles Agency
333 South Grand Avenue
25th Floor, Suite 3900
Los Angeles, CA  90071
Attention:  Steve Brennan
            Vice President and Manager
            Telephone: (213) 253-4174
            Facsimile: (213) 253-4198

Domestic and Offshore Lending Office:

The Fuji Bank, Limited,
Los Angeles Agency
333 South Grand Avenue
25th Floor, Suite 3900
Los Angeles, CA  90071
Attention:  Vivian Chang
            Telephone: (213) 253-4129
            Facsimile: (213) 253-4198

THE BANK OF NEW YORK

Notices:

The Bank of New York
10990 Wilshire Boulevard
Suite 1125
Los Angeles, CA  90024
Attention:  Robert Louk
            Vice President
            Telephone: (310) 996-8663
            Facsimile: (310) 996-8667



                         LENDING OFFICES AND ADDRESSES
                                      8.

Domestic and Offshore Lending Office:

The Bank of New York
One Wall Street
22nd Floor
New York, NY  10286
Attention:  Sandra Morgan
            Telephone: (212) 635-6743
            Facsimile: (212) 635-6877

THE DAI-ICHI KANGYO BANK, LIMITED,
LOS ANGELES AGENCY

Notices:

The Dai-Ichi Kangyo Bank, Limited,
San Francisco Agency
101 California Street
Suite 4000
San Francisco, CA  94111
Attention:  Virgilio N. Madrid
            Vice President
            Telephone: (415) 393-1811
            Facsimile: (415) 788-7868


Domestic and Offshore Lending Office:

The Dai-Ichi Kangyo Bank, Limited,
Los Angeles Agency
Credit Administration
555 W. Fifth Street
Los Angeles, CA  90013
Attention:  Matilda Chiriboga
            Telephone: (213) 243-4713
            Facsimile: (213) 243-4896





                         LENDING OFFICES AND ADDRESSES
                                      9.

FIRST SECURITY BANK, N.A.

Notices:

First Security Bank, N.A.
3276 Elder Street
Boise, ID 83705
Attention: Brian W. Cook
           Vice President
           Telephone: (208) 393-2162
           Facsimile: (208) 393-2472

Domestic and Offshore Lending Office:

First Security Bank, N.A.
3276 Elder Street
Boise, ID 83705
Attention: Rhonda Miller
           Telephone: (208) 393-4117
           Facsimile: (208) 393-4540

FLEET NATIONAL BANK

Notices:

Fleet National Bank
One Federal Street
Boston, MA  02211
Attention: Frank Benesh
           Vice President
           Telephone: (617) 346-0617
           Facsimile: (617) 346-0568

Domestic and Offshore Lending Office:

Fleet National Bank
One Federal Street
Boston, MA  02211
Attention: Pauline Kowalczyk
           Telephone: (617) 346-0622
           Facsimile: (617) 346-0595


                         LENDING OFFICES AND ADDRESSES
                                      10.

THE LONG-TERM CREDIT BANK OF JAPAN,
LTD., LOS ANGELES AGENCY

Notices:

The Long-Term Credit Bank of Japan,
Ltd., Los Angeles Agency
350 South Grand Avenue, Suite 3000
Los Angeles, CA  90071
Attention: Tamotsu Ukai
           Vice President
           Telephone: (213) 689-63345
           Facsimile: (213) 626-1067

Domestic and Offshore Lending Office:

The Long-Term Credit Bank of Japan,
Ltd., Los Angeles Agency
350 South Grand Avenue, Suite 3000
Los Angeles, CA  90071
Attention: Cindy Ly
           Telephone: (213) 689-6247
           Facsimile: (213) 626-1067

MELLON BANK, N.A.

Notices:

Mellon Bank, N.A.
Info Tech Group Rep Office
435 Tasso Street, Suite 100
Palo Alto, CA 93401
Attention: Edwin Wiest
           First Vice President
           Telephone: (415) 326-3005
           Facsimile: (415) 326-2382


                         LENDING OFFICES AND ADDRESSES
                                      11.

Domestic and Offshore Lending Office:

Mellon Bank, N.A.
3 Mellon Bank Center
Room 2304
Pittsburgh, PA  15259
Attention: D. Carr
           Telephone: (412) 234-1872
           Facsimile: (412) 234-5049

THE SUMITOMO BANK LIMITED

Notices:

The Sumitomo Bank Limited
1201 Third Avenue
Suite 5320
Seattle, WA  98101
Attention: Bob Granfelt
           Vice President
           Telephone: (206) 223-4050
           Facsimile: (206) 623-8551

Domestic and Offshore Lending Office:

The Sumitomo Bank Limited
777 S. Figueroa #2600
Los Angeles, CA 90017
Attention: Miriam Delgado
           Vice President
           Telephone: (213) 955-0867
           Facsimile: (213) 623-6832

THE SAKURA BANK, LIMITED

Notices:

The Sakura Bank, Limited
U.S. Corporate Finance Department
Los Angeles Agency
515 South Figueroa St., Suite 400
Los Angeles, CA 90071-3301
Attention: Jonathan R. Hainer
           Telephone: (213) 489-6479
           Facsimile: (213) 623-8692


                         LENDING OFFICES AND ADDRESSES
                                      12.

Domestic and Offshore Lending Office:

The Sakura Bank, Limited
New York Branch
Loan Administration Dept.
277 Park Avenue, 45th Floor
New York, NY  10172
Attention: Patricia L. Walsh
           Telephone: (212) 756-6788
           Facsimile: (212) 756-6781

PARIBAS

Notices:

Paribas
101 California Street, Suite 3150
San Francisco, CA  94111
Attention: Jonathan Leone
           Vice President
           Telephone: (415) 398-6811
           Facsimile: (415) 398-4240

Domestic and Offshore Lending Office:

Paribas
2029 Century Park East, Suite 3900
Los Angeles, CA 90067
Attention: Shirley Williams
           Telephone: (310) 551-7360
           Facsimile: (310) 553-1504 OR (310) 556-8759


                         LENDING OFFICES AND ADDRESSES
                                      13.

                                                                       EXHIBIT A
                                                                       ---------

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

                                                            Date:  _____________

To: Bank of America National Trust and Savings Association, as Agent for the Banks party to the Second Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Micron Technology, Inc.,
                               ----------------
       the several financial institutions from time to time party to the Credit Agreement (the "Banks"), and Bank of America National Trust and Savings
                       -----
       Association, as Agent

Ladies and Gentlemen:

     The undersigned, Micron Technology, Inc. (the "Company"), refers to the
                                                    -------
Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the Borrowing specified below:

          1. The Business Day of the proposed Borrowing is ______________.

          2. The aggregate amount of the proposed Borrowing is $_______________.

          3. The Borrowing is to be comprised of $___________ of [Base Rate] [Offshore Rate] Loans.

         [4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be _____ months.]

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) the representations and warranties of the Company contained in
     Article V of the Credit Agreement are true and correct as though made on and as of such date, except (i) to the extent such representations and warranties relate to an earlier date, in which case they were true and correct as of such earlier date, (ii) that this subparagraph (a) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representations and warranties made in subsections 5.11(a) and 5.11(b), and (iii) the representations and warranties contained in Sections 5.05 and
     5.14 shall be true and correct as of the Closing Date and as of the end of each fiscal quarter;

                              NOTICE OF BORROWING
                                      A-1.

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

          (c) the proposed Borrowing will not cause the aggregate principal amount of all outstanding Loans to exceed the combined Commitments of the Banks.


                                            MICRON TECHNOLOGY, INC.


                                            By:______________________________
                                            Title:


                              NOTICE OF BORROWING
                                      A-2.

                                                                       EXHIBIT B
                                                                       ---------

                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                   -----------------------------------------

                                                            Date:  _____________

To: Bank of America National Trust and Savings Association, as Agent for the Banks party to the Second Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Micron Technology, Inc.,
                               ----------------
       the several financial institutions from time to time party to the Credit Agreement (the "Banks"), and Bank of America National Trust and Savings
                       -----
       Association, as Agent

Ladies and Gentlemen:

          The undersigned, Micron Technology, Inc. (the "Company"), refers to
                                                         -------
the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

           1.  The Conversion/Continuation Date is ______________.

           2. The aggregate amount of the Loans to be [converted] [continued] is $_______________.

           3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

          [4. The duration of the Interest Period for the Offshore Rate Loans included in the [conversion] [continuation] shall be ___ months.]

                                           MICRON TECHNOLOGY, INC.


                                           By:________________________________
                                           Title:


                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                                      B-1.

                                                                       EXHIBIT C
                                                                       ---------

                         FORM OF MASTER PROMISSORY NOTE
                         ------------------------------

$____________________                                            _________, 1998


          FOR VALUE RECEIVED, the undersigned Micron Technology, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of
                           -------
______________________ (the "Bank"), at the Agent's Payment Office, the
                             ----
aggregate unpaid principal amount of all Loans made by the Bank to the Company from time to time pursuant to the Credit Agreement described below at the times and in the amounts specified in the Credit Agreement. The Company also promises to pay interest on such unpaid principal amount at the times and at the rates specified in the Credit Agreement.

          The Bank is hereby authorized to endorse the date, amount, and maturity of each Loan made by it and the amount and date of each payment of principal made by the Company with respect thereto on the schedule annexed to this Note and on continuations of such schedule, both schedule and continuations being hereby made a part of this Note; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Note.

          This Master Promissory Note is one of the Notes referred to in, and is issued under, the Second Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, the several financial
           ----------------
institutions from time to time party to the Credit Agreement (the "Banks"), and
                                                                   -----
Bank of America National Trust and Savings Association, as Agent, and amends and restates any prior promissory noted delivered to the holder under the Existing Facility.

          The holder of this Master Promissory Note shall be entitled to the benefits provided for in the Credit Agreement. Reference is made to the Credit Agreement for the provisions on (i) the obligation of the Bank to advance funds under this Master Promissory Note, (ii) the manner in which interest is computed and accrued, (iii) the Company's rights, if any, to prepay all or part of the Loans, (iv) the events upon which the maturity of this Master Promissory Note may be accelerated or shall be automatically accelerated, as the case may be,
(v) Attorneys Costs and other fees and expenses incurred in any enforcement of this Master Promissory Note, (vi) the Company's right to cure certain Events of Default, and (vii) the Bank's rights to assign all or part of this Master Promissory Note to Eligible Assignees and/or to sell participating interests in any Loans, as more fully set forth in the Credit Agreement. Terms defined in the Credit Agreement shall have the same meanings herein.

          This Master Promissory Note shall be governed by and construed and enforced in accordance with the laws of the State of California.


                            FORM OF PROMISSORY NOTE
                                     C-1.

          IN WITNESS WHEREOF, the undersigned has caused this Master Promissory Note to be executed by its officer thereunto duly authorized.

                                           MICRON TECHNOLOGY, INC.


                                           By:________________________________
                                           Title:


                            FORM OF PROMISSORY NOTE
                                     C-2.

                                    SCHEDULE

Date Loan             Amount of Loan        Maturity Date      Principal          Date Principal
Disbursed                                                       Payment                Paid
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

======================================================================================================

                            FORM OF PROMISSORY NOTE
                                     C-3.

                                                                       EXHIBIT D
                                                                       ---------

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

                            Micron Technology, Inc.
                   Financial Statement Date:  ______________

     Reference is made to that certain Second Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Micron Technology,
                                 ----------------
Inc. (the "Company"), the several financial institutions from time to time party
           -------
to this Credit Agreement (the "Banks"), and Bank of America National Trust and
                               -----
Savings Association, as agent for the Banks (in such capacity, the "Agent").
                                                                    -----
Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

     The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [Chief Financial Officer] [Treasurer] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 6.01(a) of the Credit Agreement.]

     1. Attached as Schedule 1 hereto are true and correct copies of the audited
                    ----------
consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended _______________, and the related consolidated statements of operations and cash flows for the year then ended, setting forth in each case in comparative form the figures for the previous fiscal year, together with the related Semiconductor Operations Supplemental Schedules, and accompanied by the report of the Independent Auditor, whose opinion (a) states (i) that such consolidated financial statements present fairly in all material respects the financial position of the Company and its Subsidiaries on a consolidated basis as of the date thereof and the results of operations for the periods indicated in conformity with GAAP, except as otherwise indicated therein, and (ii) such related Semiconductor Operations Supplemental Schedules were prepared on a basis consistent with the basic consolidated financial statements of the Company and its Subsidiaries except as disclosed in the notes thereto and the information therein is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole except as specifically noted therein. Such Semiconductor Operations Supplemental Schedules present fairly, in all material respects, the net assets and operations and cash flows of the Company and its Semiconductor Operations Subsidiaries (on a combined basis) for the periods covered thereby, on the basis specified and described in the notes to such schedules.

                         FORM OF COMPLIANCE CERTIFICATE
                                      D-1.

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 6.01(b) of the Credit Agreement.]

     1. Attached as Schedule 1 hereto are true and correct copies of the
                    ----------
unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended ______________ and the related consolidated statements of operations and cash flows for the interim periods then ended, together with the related Semiconductor Operations Supplemental Schedules. The unaudited consolidated financial statements of the Company and its Subsidiaries
(a) fairly present in all material respects, in accordance with GAAP (subject to ordinary, good faith year-end adjustments, the financial position and the results of operations of the Company and its Subsidiaries on a consolidated basis, and (b) include or disclose all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries on a consolidated basis as of the date thereof, including liabilities for taxes, material commitments and material Contingent Obligations. Such related Semiconductor Operations Supplemental Schedules (x) include amounts based on estimates of annual amounts and are subject to changes in estimates and ordinary year-end adjustments, (y) present fairly, in all material respects, the net assets and operations and cash flows of the Company and its Semiconductor Operations Subsidiaries (on a combined basis) for the periods covered thereby, on the basis specified and described in the notes to such schedules, and (z) were prepared on a basis consistent with the basic consolidated financial statements of the Company and its Subsidiaries except as disclosed in the notes thereto.

     2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

     3. The Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

     4. The representations and warranties of the Company contained in Article V of the Credit Agreement are true and correct as though made on and as of the date hereof (except (i) to the extent such representations and warranties relate to an earlier date, in which case they were true and correct as of such earlier date, (ii) that this paragraph (4) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representations and warranties made in subsections 5.11(a) and 5.11(b), and (iii) the representations and warranties contained in Sections 5.05 and 5.14 shall be true and correct as of the Closing Date and as of the end of each fiscal quarter.

     5. The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this
----------
Certificate.

                         FORM OF COMPLIANCE CERTIFICATE
                                      D-2.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
______________.

                              MICRON SEMICONDUCTOR PRODUCTS, INC.

                              By: __________________________
                              Title:


                         FORM OF COMPLIANCE CERTIFICATE
                                      D-3.

                                   SCHEDULE 2
                                   ----------
                         to the Compliance Certificate
                                  ($ in 000's)


                                                  Date: ___________________


                                                  For the fiscal quarter/year
                                                  ended ___________________

          (Unless otherwise noted, all calculations are to be made on basis of the Company and the Semiconductor Operations
                       Subsidiaries on a combined basis.)


A. Section 7.13:  Minimum Cash and Equivalents:
   --------------------------------------------

      1.  Sum of cash, cash equivalents and liquid
          investments:                                               $__________

          Line A.1 not to exceed $100,000,000 (prior to TI Acquisition) and $200,000,000 (on or after date of TI Acquisition)

B. Section 7.14:  Combined Tangible Net Worth.
   ------------------------------------------

      1.  Total net assets:/1/                                       $__________

      2.  Net book value of intangible assets:/1/                    $__________

      3.  Line B.1 less Line B.2:                                    $
                                                                      ==========
      4.  75% of Combined Net Income (not reduced
          by Combined Net Loss) commencing with
          FQ ending 9/3/98:                                          $__________

      5.  50% of increases in Combined Tangible Net
          Worth resulting from certain equity offerings
          after Original Closing Date:                               $__________

      6.  $1,900,000,000 + Line B.4 + B.5:                           $
                                                                      ==========
          Line B.3 not to be less than Line B.6

____________________

      /1/ Excluding non-semiconductor operations and assets otherwise included therein.



                      SCHEDULE TO COMPLIANCE CERTIFICATE
                                      1.

C.  Section 7.15:  Leverage Ratio.
    -----------------------------

      1.  Combined Adjusted Total Liabilities:

          a.  Total liabilities:
              (excluding operating leases)                        $_____________

          b.  Certain off-balance sheet obligations:              $_____________

          c.  Total liabilities (Lines C.1a + C.1b):              $_____________

          d.  Permitted Subordinated Debt                         $_____________

          e.  Adjusted total liabilities
              (line C.1c less line C.1d):                         $
                                                                   =============

      2.  Line B.3 (Combined Tangible Net Worth):                 $_____________

      3.  Leverage Ratio (Line C.1e divided by
          Line C.2):                                                ___ to 1.00

          Leverage Ratio not to exceed 1.0 to 1.0

D.  Section 7.16:  Maximum Indebtedness to Capitalization.
    -----------------------------------------------------

      1.  Combined Indebtedness:                                  $_____________

      2.  Capitalization:

          a.  Line D.1 (Combined Indebtedness)                    $_____________

          b.  Line B.3 (Combined Tangible Net Worth)              $_____________

          c.  Capitalization (lines D.2a + D.2b)                  $
                                                                   =============

      3.  60% of Line D.2c                                        $_____________

          Line D.1 not to exceed Line D.3

E.  Section 7.01(j):  Purchase Money Liens.
    ---------------------------------------

      1.  Indebtedness secured by purchase money and
          other security interests on combined U.S. net
          property, plant and equipment:                          $_____________

      2.  Combined U.S. net property, plant and
          equipment:                                              $_____________

      3.  25% of Line E.2:                                        $_____________


                      SCHEDULE TO COMPLIANCE CERTIFICATE
                                      2.

          Line E.1 not to exceed Line E.3

      4.  Indebtedness secured by purchase money and
          other security interests on combined total
          U.S. property, plant and equipment                      $_____________

      5.  Combined total net property, plant and
          equipment:                                              $_____________

      6.  30% of Line E.5                                         $_____________

          Line E.4 not to exceed Line E.6

F.  Sections 7.01(q), (r):  Secured Permitted Swap Obligations; Ordinary
    --------------------------------------------------------------------
Course Secured Indebtedness.
---------------------------

      1.  Permitted Swap Obligations secured by cash
          collateral or government securities:                    $_____________

      2.  Ordinary course secured Indebtedness for
          other than borrowed money:                              $_____________

      3.  Combined Tangible Assets:                               $_____________

          a.  Total assets:/2/                                    $_____________

          b.  Line B.2:                                           $_____________

          c.  Line F.3a less Line F.3b:                           $
                                                                   =============

      4.  5% of Line F.3c:                                        $_____________

          Lines F.1 + F.2 not to exceed Line F.4


G.  Sections 7.03(d), (f):  Certain Dispositions.
    --------------------------------------------

      1.  Aggregate Net Proceeds from all material
          (greater than $1,000,000 individually)
          assets sold outside ordinary course of
          business since Original Closing Date:                   $_____________

      2.  Aggregate Net Proceeds of all material
          (greater than $1,000,000 individually)
          assets disposed of pursuant to sale-leaseback
          transactions not constituting Permitted
          Sale-Leaseback Transactions since Original
          Closing Date:                                           $_____________

__________________________
      /2/ Excluding non-semiconductor operations and assets otherwise included therein.

                      SCHEDULE TO COMPLIANCE CERTIFICATE
                                      3.

      3.  Lines G.1 + G.2:                                         $
                                                                    ============

          Line G.3 not to exceed $200,000,000

      4.  Aggregate Net Proceeds of all Micron
          Electronics, Inc. stock sold since Original
          Closing Date:                                            $____________

          Line G.4 not to exceed $200,000,000

      5.  Lines G.3 + G.4                                          $____________

          Line G.5 not to exceed $300,000,000 (unless
          Commitment reductions and any related Loan prepayments effected under Sections 2.05 and 2.06)

H.  Section 7.05(d):  Investments in Micron Electronics, Inc.
    --------------------------------------------------------

      1.  Aggregate principal amount of all outstanding
          extensions of credit to, plus cumulative
          amount of all equity contributions made since
          Original Closing Date in, Micron Electronics,
          Inc:                                                     $____________

          Line H.1 not to exceed $100,000,000


I.  Section 7.05(g):  Acquisitions or Minority Interests.
    ----------------------------------------------------

          Cumulative aggregate consideration paid
          (including assumption of debt), aggregate
          principal amount of all outstanding extensions
          of credit, plus cumulative amount of all equity
          contributions made since Original Closing Date
          (excluding TI Acquisition) in connection with:           $____________

      1.  Acquisitions:                                            $____________

      2.  Acquisitions of minority interests:                      $____________

      3.  Lines I.1 + I.2:                                         $
                                                                    ============

      4.  25% of Line F.3c (Combined Tangible Assets):             $____________

          Line I.3 not to exceed Line I.4

J.  Section 7.05(p):  Other Investments.
    -----------------------------------

      1.  Cumulative aggregate consideration paid
          (including assumption of debt), aggregate principal amount of all


                      SCHEDULE TO COMPLIANCE CERTIFICATE
                                      4.

          outstanding extensions of credit,
          plus cumulative amount of all equity
          contributions made in non-Semiconductor
          Operations Subsidiaries (other than Micron
          Electronics, Inc.) since Original Closing
          Date not otherwise permitted by
          Section 7.05.                                            $____________

      2.  5% of Line F.3c (Combined Tangible Assets):              $____________

          Line J.1 not to exceed Line J.2

K.  Section 7.06(h):  Indebtedness Incurred from other than Company or
    ------------------------------------------------------------------
Semiconductor Operations Subsidiaries.
-------------------------------------

      1.  Indebtedness incurred by the Company or any
          Semiconductor Operations Subsidiaries from
          Persons other than Company or Semiconductor
          Operations Subsidiaries:                                 $____________

          Line K.1 not to exceed $50,000,000

L.  Sections 7.06(j) and 7.06(r):  Permitted Subordinated Debt.
    ----------------------------------------------------------

      1.  TI Subordinated Debt of Company (and/or any
          Indebtedness resulting from a refinancing
          thereof)                                                 $____________

          Line L.1 not to exceed $950,000,000

      2.  Other Permitted Subordinated Debt of Company:            $____________

          Line L.2 not to exceed $600,000,000


M.  Section 7.06(q): Other Indebtedness and Contingent Obligations for Other
    ------------------------------------------------------------------------
Than Borrowed Money.
-------------------

      1.  Other Indebtedness and Contingent Obligations
          other than for borrowed money:                           $____________

          Line M.1 not to exceed $50,000,000

N.  Section 7.09(d): Restricted Payments.
    ------------------------------------

      1.  Restricted Payments during Subject Period:               $____________

      2.  Combined Net Income for four consecutive
          quarters ending on date of above financial
          statements:                                              $____________

      3.  25% of Line O.2 (Combined Net Income):                   $
                                                                    ============


                      SCHEDULE TO COMPLIANCE CERTIFICATE
                                      5.

                      Line N.1 not to exceed Line N.3

O.  Section 1.01:  EBITDA.
    ---------------------

      1.  EBITDA for applicable period or periods
          (as set forth in the Annex I) ("Subject
          Period")

          Subject Period ______________:

          a.  Combined Net Income or
              Combined Net Loss:                                   $____________

          b.  Interest expense:/3/                                 $____________

          c.  Income tax expense:/3/                               $____________

          d.  Depreciation expense:/3/                             $____________

          e.  Amortization expense:/3/                             $____________

          f.  EBITDA (Lines O.1a + b +c + d + e):                  $
                                                                    ============

          (Repeat O.1a-f as required by Annex I)

________________________
      /3/ To the extent deducted in determining Combined Net Income or Combined
          Net Loss.


                      SCHEDULE TO COMPLIANCE CERTIFICATE
                                      6.

                                                                       EXHIBIT E
                                                                       ---------

                                FORM OF GUARANTY
                                ----------------


          THIS GUARANTY (this "Guaranty"), dated as of September 1, 1998, is
                               --------
made by Micron Semiconductor Products, Inc., an Idaho corporation (the

"Guarantor"), in favor of the Banks party to the Credit Agreement referred to
----------
below and Bank of America National Trust and Savings Association, as agent for itself and such Banks (in such capacity, the "Agent").
                                              -----

                                    RECITALS
                                    --------

          WHEREAS, Micron Technology, Inc., a Delaware corporation (the "Company"), certain financial institutions as lenders (the "Banks") and the
 -------                                                    -----
Agent are parties to a Second Amended and Restated Revolving Credit Agreement among the Company, the Banks and the Agent dated as of September 1, 1998 (as amended, modified, renewed or extended from time to time, the "Credit
                                                               ------
Agreement");

          WHEREAS, it is a condition precedent to the occurrence of the Closing Date under the Credit Agreement that the Guarantor guarantee the indebtedness and other obligations of the Company to the Agent and the Banks under or in connection with the Credit Agreement as set forth herein; and

          WHEREAS, the Guarantor, as a subsidiary of the Company, will derive substantial direct and indirect benefits from the credit extensions to the Company pursuant to the Credit Agreement and the amendments contemplated by the Credit Agreement (which benefits are hereby acknowledged by the Guarantor).

          NOW, THEREFORE, to induce the Banks to enter into the Credit Agreement and in consideration thereof, the Guarantor hereby agrees as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Guaranty and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Certain Defined Terms.  As used in this Guaranty, the following
              ---------------------
terms shall have the following meanings:

          "Guaranteed Obligations" has the meaning set forth in Section 2.
           ----------------------

          "Guarantor Documents" means this Guaranty, the Guarantor Security
           -------------------
Agreement and all other certificates, documents, agreements and instruments delivered to the Agent and the Banks under or in connection with this Guaranty.

                               FORM OF GUARANTY
                                     E-1.

          "Solvent" means, as to any Person at any time, that (a) the fair value
           -------
of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Subordinated Debt" has the meaning set forth in Section 7.
           -----------------

          (c) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.03 of the Credit Agreement shall be applicable to this Guaranty and are incorporated herein by this reference.

          SECTION 2  Guaranty.
                     --------

          (a) Guaranty.  The Guarantor hereby unconditionally and irrevocably
              --------
guarantees to the Agent and the Banks, and their respective successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of the Company to the Agent and the Banks under or in connection with the Credit Agreement, the Notes and the other Loan Documents, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Company to the Agent and the Banks thereunder or in connection therewith. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under the Bankruptcy Code or other applicable law. The foregoing indebtedness, liabilities and other obligations of the Company, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantor in connection with this Guaranty (including any and all amounts due under Section 15), shall hereinafter be collectively referred to as the "Guaranteed Obligations."
-----------------------

          (b) Limitation of Guaranty.  To the extent that any court of competent
              ----------------------
jurisdiction shall impose by final judgment under applicable law (including the California Uniform Fraudulent Transfer Act and (S)(S)544 and 548 of the Bankruptcy Code) any limitations on the amount of the Guarantor's liability with respect to the Guaranteed Obligations which the Agent or the Banks can enforce under this Guaranty, the Agent and the Banks by their acceptance hereof accept such limitation on the amount of the Guarantor's liability hereunder to

                               FORM OF GUARANTY
                                     E-2.

the extent needed to make this Guaranty and the Guarantor Documents fully enforceable and nonavoidable.

          SECTION 3  Liability of Guarantor.  The liability of the Guarantor
                     ----------------------
under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

          (i) the Guarantor's liability hereunder shall be the immediate, direct, and primary obligation of the Guarantor and shall not be contingent upon the Agent's or any Bank's exercise or enforcement of any remedy it may have against the Company or any other Person, or against any Collateral;

         (ii) this Guaranty is a guaranty of payment when due and not merely of collectibility;

        (iii) the Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guaranteed Obligations remaining unsatisfied; and

         (iv) the Guarantor's liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall the Guarantor be exonerated or discharged by, any of the following events:

               (A) any Insolvency Proceeding with respect to the Company, any other guarantor or any other Person;

               (B) any limitation, discharge, or cessation of the liability of the Company, any other guarantor or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations or the Loan Documents;

               (C) any merger, acquisition, consolidation or change in structure of the Company, the Guarantor or any other guarantor or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of the Company, the Guarantor, any other guarantor or other Person;

               (D) any assignment or other transfer, in whole or in part, of the Agent's or any Bank's interests in and rights under this Guaranty or the other Loan Documents, including the Agent's or any Bank's right to receive payment of the Guaranteed Obligations, or any assignment or other transfer, in whole or in part, of the Agent's or any Bank's interests in and to any of the Collateral;

               (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that the Company, the Guarantor, any other guarantor or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any of the Loan Documents;

                               FORM OF GUARANTY
                                     E-3.

               (F) the Agent's or any Bank's amendment, modification, renewal, extension, cancellation or surrender of any Loan Document, any Collateral, or the Agent's or any Bank's exchange, release, or waiver of any Collateral;

               (G) the Agent's or any Bank's exercise or nonexercise of any power, right or remedy with respect to any of the Collateral, including the Agent's or any Bank's compromise, release, settlement or waiver with or of the Company, any other guarantor or any other Person;

               (H) the Agent's or any Bank's vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to the Guaranteed Obligations;

               (I) any impairment or invalidity of any of the Collateral or any other collateral securing any of the Guaranteed Obligations or any failure to perfect any of the Liens of the Agent and the Banks thereon or therein; and

               (J) any other guaranty, whether by the Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of the Company to the Agent or the Banks.

          SECTION 4  Consents of Guarantor.  The Guarantor hereby
                     ---------------------
unconditionally consents and agrees that, without notice to or further assent from the Guarantor:

          (i) the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Company under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise;

         (ii) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise;

        (iii) the time for the Company's (or any other Person's) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Agent and the Banks may deem proper;

         (iv) the Agent or the Banks may discharge or release, in whole or in part, any other guarantor or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral or any other collateral, nor shall the Agent or the Banks be liable to the Guarantor for any failure to collect or enforce payment or performance of the Guaranteed Obligations from any Person or to realize on the Collateral or other collateral therefor;

                               FORM OF GUARANTY
                                     E-4.

          (v) in addition to the Collateral, the Agent and the Banks may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;

         (vi) the Agent and the Banks may request and accept other guaranties of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of the Company to the Agent or the Banks and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

        (vii) the Agent and the Banks may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Loan and any power of sale) granted by any Loan Document or other security document or agreement, or otherwise available to the Agent and the Banks, with respect to the Guaranteed Obligations or any of the Collateral, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of the Guarantor against the Company;

all as the Agent and the Banks may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

          SECTION 5  Guarantor's Waivers.
                     -------------------

          (a) Certain Waivers.  The Guarantor waives and agrees not to assert:
              ---------------

          (i) any right to require the Agent or any Bank to marshal assets in favor of the Company, the Guarantor, any other guarantor or any other Person, to proceed against the Company, any other guarantor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Guaranteed Obligations or comply with any other provisions of (S)9504 of the California UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Agent or any Bank whatsoever;

         (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

        (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of the Company, the Guarantor or any other Person;

         (iv) any defense based upon the Agent's or any Bank's errors or omissions in the administration of the Guaranteed Obligations;

          (v) any rights to set-offs and counterclaims;

                               FORM OF GUARANTY
                                     E-5.

         (vi) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against the Company or any other obligor of the Guaranteed Obligations for reimbursement; and

        (vii) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including any and all benefits that otherwise might be available to the Guarantor under California Civil Code (S)(S)1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure
(S)(S)580a, 580b, 580d and 726, and any similar laws in any states in which any real property Collateral is situated. Accordingly, the Guarantor waives all rights and defenses that the Guarantor may have because the Company's debt is secured by real property. This means, among other things: (A) the Agent and the Banks may collect from the Guarantor without first foreclosing on any real or personal property Collateral pledged by the Company; and (B) if the Agent forecloses on any real property Collateral pledged by the Company: (1) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price, and (2) the Agent and the Banks may collect from the Guarantor even if the Agent, by foreclosing on the real property Collateral, has destroyed any right the Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Company's debt is secured by real property. These rights and defenses include, but are not limited to, any rights of defenses based upon
Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure

          (b) Additional Waivers.  The Guarantor waives any and all notice of
              ------------------
the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Agent and the Banks upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. The Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Company, the Guarantor or any other Person with respect to the Guaranteed Obligations.

          (c) Independent Obligations.  The obligations of the Guarantor
              -----------------------
hereunder are independent of and separate from the obligations of the Company and any other guarantor and upon the occurrence and during the continuance of any Event of Default, a separate action or actions may be brought against the Guarantor, whether or not the Company or any such other guarantor is joined therein or a separate action or actions are brought against the Company or any such other guarantor.

          (d) Financial Condition of Company.  The Guarantor shall not have any
              ------------------------------
right to require the Agent or the Banks to obtain or disclose any information with respect to: (i) the financial condition or character of the Company or the ability of the Company to pay and perform the Guaranteed Obligations; (ii) the Guaranteed Obligations; (iii) the Collateral; (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed

                               FORM OF GUARANTY
                                     E-6.

Obligations; (v) any action or inaction on the part of the Agent or the Banks or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

          SECTION 6  Subrogation.  Until the Guaranteed Obligations shall be
                     -----------
satisfied in full and the Commitments shall be terminated, the Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Banks or the Agent as against the Company or other guarantors, whether in connection with this Guaranty, any of the other Loan Documents or otherwise. If any amount shall be paid to the Guarantor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

          SECTION 7  Subordination.
                     -------------

          (a) Subordination to Payment of Guaranteed Obligations.  All payments
              --------------------------------------------------
on account of all indebtedness, liabilities and other obligations of the Company to the Guarantor, whether created under, arising out of or in connection with any documents or instruments evidencing any credit extensions to Company or otherwise, including all principal on any such credit extensions, all interest accrued thereon, all fees and all other amounts payable by the Company to the Guarantor in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined (the "Subordinated Debt") shall be
                                               -----------------
subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Guaranteed Obligations.

          (b) No Payments.  As long as any of the Guaranteed Obligations shall
              -----------
remain outstanding and unpaid, the Guarantor shall not accept or receive any payment or distribution by or on behalf of the Company, directly or indirectly, of assets of the Company of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt ("Subordinated Debt Payments"), except that
                                      --------------------------
if no Event of Default exists and no notice described below has been received by the Guarantor, the Guarantor shall be entitled to accept and receive regularly scheduled payments and other payments in the ordinary course on the Subordinated Debt, in accordance with the terms of the documents and instruments governing the Subordinated Debt and other Subordinated Debt Payments in respect of Subordinated Debt not evidenced by documents or instruments (including in respect of Dispositions), in each case to the extent permitted under Article VII of the Credit Agreement. During the existence of an Event of Default (or if any Event of Default would exist immediately after the making of a Subordinated Debt Payment), and upon receipt by the Company of notice from the Agent or any Bank of such Default, and until such Event of Default is cured or waived,

                               FORM OF GUARANTY
                                     E-7.

the Company shall not make, accept or receive any Subordinated Debt Payment. In the event that, notwithstanding the provisions of this Section 7, any Subordinated Debt Payments shall be received in contravention of this Section 7 by the Guarantor before all Guaranteed Obligations are paid in full in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Agent and the Banks and shall be paid over or delivered to the Agent for application to the payment in full in cash or cash equivalents of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Section 7, after giving effect to any concurrent payments or distributions to the Agent and the Banks in respect of the Guaranteed Obligations.

          (c) Subordination of Remedies. As long as any Guaranteed Obligations
              -------------------------
shall remain outstanding and unpaid, the Guarantor shall not, without the prior written consent of the Agent:

          (i) accelerate or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Subordinated Debt;

         (ii) exercise any rights under or with respect to (A) any guaranties of the Subordinated Debt, or (B) any collateral held by it, including causing or compelling the pledge or delivery of any collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any collateral held by it, notifying any account debtors of the Company or asserting any claim or interest in any insurance with respect to any collateral, or attempt to do any of the foregoing;

        (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of the Guarantor to the Company against any of the Subordinated Debt; or

         (iv) commence, or cause to be commenced, or join with any creditor other than the Agent and the Banks in commencing, any Insolvency Proceeding.

          (d) Subordination Upon Any Distribution of Assets of the Company.  In
              ------------------------------------------------------------
the event of any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, upon any Insolvency Proceeding with respect to or involving the Company, (i) all amounts owing on account of the Guaranteed Obligations, including all interest accrued thereon at the contract rate both before and after the initiation of any such proceeding, whether or not an allowed claim in any such proceeding, shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Guarantor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Agent (on behalf of the Banks) for application to the payment of the Guaranteed Obligations in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Agent or the Banks in respect of such Guaranteed Obligations.

                               FORM OF GUARANTY
                                     E-8.

          (e) Authorization to Agent.  If, while any Subordinated Debt is
              ----------------------
outstanding, any Insolvency Proceeding is commenced by or against the Company or its property:

          (i) the Agent, when so instructed by the Majority Banks, is hereby irrevocably authorized and empowered (in the name of the Banks or in the name of the Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Banks; and

         (ii) the Guarantor shall promptly take such action as the Agent (on instruction from the Majority Banks) may reasonably request (A) to collect the Subordinated Debt for the account of the Banks and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Agent, such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

          SECTION 8  Continuing Guaranty; Reinstatement.
                     ----------------------------------

          (a) Continuing Guaranty.  This Guaranty is a continuing guaranty and
              -------------------
agreement of subordination and shall continue in effect and be binding upon the Guarantor until termination of the Commitments and payment and performance in full of the Guaranteed Obligations.

          (b) Reinstatement.  This Guaranty shall continue to be effective or
              -------------
shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of the Company (or receipt of any proceeds of Collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to the Company, its estate, trustee, receiver or any other Person (including under the Bankruptcy Code or other state or federal law), or must otherwise be restored by the Agent or any Bank, whether as a result of Insolvency Proceedings or otherwise. To the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived in full force and effect without reduction or discharge for such payment. All losses, damages, costs and expenses that the Agent or the Banks may suffer or incur as a result of any voided or otherwise set aside payments shall be specifically covered by the indemnity in favor of the Banks and the Agent contained in Section 16.

          SECTION 9  Payments.  The Guarantor hereby agrees, in furtherance of
                     --------
the foregoing provisions of this Guaranty and not in limitation of any other right which the Agent or any Bank or any other Person may have against the Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under (S)362(a) of the Bankruptcy Code), the Guarantor shall forthwith pay, or cause to be paid, in cash, to the Agent an amount equal to the amount of the Guaranteed Obligations then due as

                               FORM OF GUARANTY
                                     E-9.

aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to the Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Company for such interest in any such Insolvency Proceeding). The Guarantor shall make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, or deduction for any Taxes, on the day when due in Dollars and in same day or immediately available funds, to the Agent at such office of the Agent and to such account as are specified in the Credit Agreement. All such payments shall be promptly applied from time to time by the Agent as provided in the Credit Agreement.

          SECTION 10  Representations and Warranties.  The Guarantor represents
                      ------------------------------
and warrants to the Agent and each Bank that:

          (a) Organization and Powers.  The Guarantor is a corporation duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would have a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and, with respect to the Guarantor, to execute, deliver and perform its obligations under the Guarantor Documents.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
performance by the Guarantor of this Guaranty and any other Guarantor Documents have been duly authorized by all necessary corporate action of the Guarantor, and do not and will not: (i) contravene the terms of the Guarantor's organization documents or (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its property is subject, or (iii) violate any Requirement of Law.

          (c) Binding Obligation.  This Guaranty and the other Guarantor
              ------------------
Documents constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          (d) Governmental Consents.  No authorization, consent, approval,
              ---------------------
license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by, or enforcement against, the Guarantor of the Guarantor Documents.

          (e) No Prior Assignment.  The Guarantor has not previously assigned
              -------------------
any interest in the Subordinated Debt or any collateral relating thereto, no Person other than the Guarantor owns an interest in the Subordinated Debt or any such collateral (whether as joint holders of the Subordinated Debt, participants or otherwise), and the entire Subordinated Debt is owing only to the Guarantor.

          (f) Solvency.  Immediately prior to and after and giving effect to the
              --------
incurrence of the Guarantor's obligations under this Guaranty the Guarantor will be Solvent.

                               FORM OF GUARANTY
                                     E-10.

          (g) Consideration.  The Guarantor has received at least "reasonably
              -------------
equivalent value" (as such phrase is used in (S)548 of the Bankruptcy Code, in (S)3439.04 of the California Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations and under any of the Collateral Documents to which it is a party.

          (h) Independent Investigation.  The Guarantor hereby acknowledges that
              -------------------------
it has undertaken its own independent investigation of the financial condition of the Company and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Agent or any Bank with respect thereto. The Guarantor represents and warrants that it has received and reviewed copies of the Loan Documents and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company and any other matters pertinent hereto that the Guarantor may desire. The Guarantor is not relying upon or expecting the Agent or any Bank to furnish to the Guarantor any information now or hereafter in the Agent's or any such Bank's possession concerning the financial condition of the Company or any other matter.

          SECTION 11  Reporting Covenant.  So long as any Guaranteed Obligations
                      ------------------
shall remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that it shall furnish to the Agent such information respecting the operations, properties, business or condition (financial or otherwise) of the Guarantor or its Subsidiaries as the Agent, at the request of any Bank, may from time to time reasonably request.

          SECTION 12  Additional Covenants.  So long as any Guaranteed
                      --------------------
Obligations shall remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that:

          (a) Preservation of Existence, Etc.  The Guarantor shall, and shall
              ------------------------------
cause each of its Subsidiaries to, maintain and preserve (i) its legal existence and (ii) its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties, except in the case of this clause (ii) where the non-preservation could not reasonably be expected to have a Material Adverse Effect.

          (b) Further Assurances and Additional Acts.  The Guarantor shall
              --------------------------------------
execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Agent or the Majority Banks shall deem reasonably necessary or appropriate to effectuate the purposes of this Guaranty and the other Guarantor Documents, and promptly provide the Agent with evidence of the foregoing satisfactory in form and substance to the Agent and the Majority Banks.

          SECTION 13  Notices.  All notices, requests or other communications
                      -------
hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. Notices to the Guarantor shall be sent or delivered to the address set forth therein for the Company. All such notices, requested and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form

                               FORM OF GUARANTY
                                     E-11.

by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

          SECTION 14  No Waiver; Cumulative Remedies.  No failure on the part of
                      ------------------------------
the Agent or any Bank to exercise, and no delay in exercising on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder or under any other Guarantor Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 15  Costs and Expenses; Indemnification.
                      -----------------------------------

          (a) Costs and Expenses.  The Guarantor shall:
              ------------------

          (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Guaranty, any other Guaranty Document and any other documents prepared in connection herewith or therewith and the consummation of the transactions contemplated hereby and thereby; and

          (ii) pay or reimburse the Agent, the Lead Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty or any other Guaranty Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

          (b) Indemnification.  The Company shall indemnify, defend and hold the
              ---------------
Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
-------------------
obligations, losses, damages, penalties, actions, judgments, suites, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or relating to the Collateral, whether or not any Indemnified Person is a "Indemnified Liabilities"); provided that the Company shall have no
      -----------------------    --------
obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

                               FORM OF GUARANTY
                                     E-12.

          (c) Defense.  At the election of any Indemnified Person, the Guarantor
              -------
shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Guarantor.

          (d) Interest.  Any amounts payable to the Agent or any Bank under this
              --------
Section 15 if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.08 of the Credit Agreement.

          (e) Survival.  The agreements in this Section shall survive payment of
              --------
all other Secured Obligations.

          SECTION 16  Right of Set-Off.  In addition to any rights and remedies
                      ----------------
of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is hereby authorized at any time and from time to time, upon obtaining the prior written consent of the Agent, and without notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand upon the Company or the Guarantor under the Loan Documents and although such obligations may be contingent and unmatured. Each Bank shall promptly notify the Guarantor (through the Agent) after any such set-off and application made by it; provided, however, that the failure to give such notice shall not affect the
    --------  -------
validity of such setoff and application.  The rights of the Banks under this
Section 16 are in addition to other rights and remedies (including other rights of set-off) which the Banks may have.

          SECTION 17  Marshalling; Payments Set Aside.  Neither the Agent nor
                      -------------------------------
the Banks shall be under any obligation to marshal any assets in favor of the Guarantor or any other Person or against or in payment of any or all of the Guaranteed Obligations. To the extent that the Guarantor makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

          SECTION 18  Benefits of Guaranty.  This Guaranty is entered into for
                      --------------------
the sole protection and benefit of the Agent and each Bank and its successors and assigns, and no other Person (other than any Indemnified Person specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty. The Agent and the Banks, by their acceptance of this Guaranty, shall not have any obligations under this Guaranty to any Person other than the Guarantor, and such obligations shall be limited to those expressly stated herein.

                               FORM OF GUARANTY
                                     E-13.

          SECTION 19  Binding Effect; Assignment.
                      --------------------------

          (a) Successors and Assigns.  The provisions of this Guaranty shall be
              ----------------------
binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

          (b) Assignment.  The Guarantor shall not have the right to assign or
              ----------
transfer its rights and obligations hereunder or under any other Guarantor Documents without the prior written consent of the Majority Banks. Each Bank may, without notice to or consent by the Guarantor, sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder and under the other Guarantor Documents in connection with any sale, assignment, transfer or grant of a participation by such Bank in accordance with
Section 10.08 of the Credit Agreement of or in its rights and obligations thereunder and under the other Loan Documents. The Guarantor agrees that in connection with any such sale, assignment, transfer or grant by any Bank, such Bank may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Guarantor and its Subsidiaries.

          SECTION 20  Governing Law and Jurisdiction.
                      ------------------------------

          (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER GUARANTOR DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND THE GUARANTOR HEREBY CONSENTS, AND BY ACCEPTANCE OF THIS GUARANTY, EACH OF THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY IRREVOCABLY WAIVES, AND EACH OF THE AGENT AND THE BANKS BY ITS ACCEPTANCE HEREOF IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY GUARANTOR DOCUMENT. THE COMPANY WAIVES, AND EACH OF THE AGENT AND THE BANKS BY ITS ACCEPTANCE HEREOF WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

          SECTION 21  Waiver of Jury Trial.  THE GUARANTOR HEREBY AGREES TO
                      --------------------
WAIVE, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE TO WAIVE, THEIR RESPECTIVE RIGHTS TO A TRAIL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER GUARANTOR DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE

                               FORM OF GUARANTY
                                     E-14.

PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR HEREBY AGREES, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE, THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF FURTHER AGREE, THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER GUARANTOR DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER GUARANTOR DOCUMENTS.

          SECTION 22  Entire Agreement; Amendments.  This Guaranty, together
                      ----------------------------
with the other Guaranty Documents, embodies the entire agreement of the Guarantor with respect to the matters set forth herein, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by written agreement of the Guarantor, the Agent and the Majority Banks.

          SECTION 23  Severability.  The illegality or unenforceability of any
                      ------------
provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

          SECTION 24  Amendment and Restatement of Existing Guaranty.  From and
                      ----------------------------------------------
after the Closing Date, this Guaranty amends and restates the existing Guaranty of the Guarantor dated as of June 16, 1998.

          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty, as of the date first above written.

                                     MICRON SEMICONDUCTOR
                                     PRODUCTS, INC.

                                     By: __________________________
                                     Title:


                               FORM OF GUARANTY
                                     E-15.

                                                                       EXHIBIT F
                                                                       ---------

                       FORM OF COMPANY SECURITY AGREEMENT
                       ----------------------------------


          THIS SECURITY AGREEMENT (this "Agreement"), dated as of September 1,
                                         ---------
1998, is made between Micron Technology, Inc., a Delaware corporation (the "Company"), and Bank of America National Trust and Savings Association, as agent
--------
for itself and the Banks referred to below (in such capacity, the "Agent").
                                                                   -----

                                    RECITALS
                                    --------

          WHEREAS, the Company, certain financial institutions as lenders (the "Banks") and the Agent are parties to a Second Amended and Restated Revolving
------
Credit Agreement dated as of September 1, 1998 among the Company, the Banks and the Agent (as amended, modified, renewed or extended from time to time, the "Credit Agreement"); and
-----------------

          WHEREAS, it is a condition precedent to the occurrence of the Closing Date under the Credit Agreement that the Company enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Banks, the security interests hereinafter provided to secure the obligations of the Company described below.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Certain Defined Terms.  As used in this Agreement, the following
              ---------------------
terms shall have the following meanings:

          "Accounts" means any and all accounts receivable owed to the Company,
           --------
whether now existing or hereafter acquired or arising, arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

          "Books" means all books, records and other written, electronic or
           -----
other documentation in whatever form maintained now or hereafter by or for the Company in connection with the ownership of the Collateral or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Collateral), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-1.

whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Company and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Company's books or records or with credit reporting, including with regard to the Company's Accounts.

          "Collateral" has the meaning set forth in Section 2.
           ----------

          "Company Intellectual Property" means any Intellectual Property owned
           -----------------------------
or held by the Company or in which the Company otherwise has any interest that allows for transfer or sublicense to third parties, now existing or hereafter acquired or arising, whether or not relating to or arising out of or existing in connection with the Equipment.

          "Documents" means any and all documents of title, bills of lading,
           ---------
dock warrants, dock receipts, warehouse receipts and other documents of the Company relating to Collateral, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Company for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

          "Equipment" means all now existing or hereafter acquired equipment of
           ---------
the Company in all of its forms, located at the Idaho Facility and the Utah Facility, and including any and all machinery, furniture, equipment, furnishings and fixtures in which the Company now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, Vendor Intellectual Property, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

          "Excluded Collateral" means the Collateral set forth on Schedule 1.
           -------------------                                    ----------

          "Financing Statements" has the meaning set forth in Section 3.
           --------------------

          "General Intangibles" means all general intangibles of the Company in
           -------------------
any way relating to or arising out of or existing in connection with the Accounts, Inventory and Equipment constituting Collateral, now existing or hereafter acquired or arising and shall include Vendor Intellectual Property and exclude Company Intellectual Property.

          "Intellectual Property" means the following properties and assets:
           ---------------------
(i) all patents and patent applications, domestic or foreign and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights arising therefrom and pertaining thereto (collectively, "Patents"); (ii) all copyrights and
                                   -------
applications for copyright, domestic or

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-2.

foreign, together with the underlying works of authorship (including titles), and all rights of renewal and extension of copyright; (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof; (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and (v) the entire goodwill of or associated with the businesses now or hereafter conducted by the Company connected with and symbolized by any of the aforementioned properties and assets.

          "Inventory" means any and all of the Company's inventory in all of its
           ---------
forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Company's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Company by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Company, including "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Company from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

          "Rights to Payment" means all Accounts and any and all rights and
           -----------------
claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Documents, General Intangibles and Proceeds.

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-3.

          "Secured Obligations" means the indebtedness, liabilities and other
           -------------------
obligations of the Company to the Agent and the Banks under or in connection with the Credit Agreement and the Notes, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Company to the Agent and the Banks thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of California; provided, however, in the event
                                               --------  -------
that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Vendor Intellectual Property" means any Intellectual Property owned
           ----------------------------
by or originating with a vendor from whom Company purchased Equipment, where such Intellectual Property (i) accompanied the sale of such Equipment to Company, (ii) which Company utilized or accessed in the operation of such Equipment, (iii) to which Company was licensed, either expressly or by implication, and (iv) as to which Vendor placed no restrictions on transfer in connection with the resale of Equipment.

          (c) Terms Defined in UCC.  Where applicable and except as otherwise
              --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

          (d) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

          SECTION 2  Security Interest.
                     -----------------

          (a) Grant of Security Interest.  As security for the payment and
              --------------------------
performance of the Secured Obligations, the Company hereby pledges, assigns, transfers, hypothecates and sets over to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, and hereby grants to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, a security interest in all of the Company's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising but excluding the Company's right, title and interest in, to and under the Excluded Collateral (collectively, the "Collateral"): (i) all Accounts; (ii) all Documents; (iii) all Equipment; (iv)
 ----------
all General Intangibles; (v) all Inventory; (vi) all Books; and (vii) all products and Proceeds of any and all of the foregoing.


                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-4.

          (b) Continuing Security Interest.  The Company agrees that this
              ----------------------------
Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

          (c) Excluded General Intangibles.  Notwithstanding the foregoing
              ----------------------------
provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any General Intangibles of the Company (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the
                                                     --------  -------
foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any General Intangible which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account, or goods which are the subject of any Account, (B) any and all proceeds of any General Intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded General Intangibles, such General Intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          SECTION 3  Perfection Procedures.  The Company shall execute and
                     ---------------------
deliver at any time and from time to time after execution of this Agreement all other or additional financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Agent (the "Financing Statements"), and take all other
                                     --------------------
action, as the Agent may request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, (i) on or prior to the Closing Date the Company shall execute and deliver Financing Statements for filing in the Filing Offices, and (ii) after the Closing Date the Company shall execute and deliver Financing Statements for filing in the appropriate filing office or offices in any state identified by the Company in a notice delivered to the Agent pursuant to Section 5(e).

          SECTION 4  Representations and Warranties.  In addition to the
                     ------------------------------
representations and warranties of the Company set forth in the Credit Agreement, which are incorporated herein by this reference, the Company represents and warrants to each Bank and the Agent that:

          (a) Location of Chief Executive Office and Collateral.  The Company's
              -------------------------------------------------
chief executive office and principal place of business is located at the address set forth in Part 1 of Schedule 1.
                       ----------

          (b) Locations of Books.  All locations where Books pertaining to the
              ------------------
Rights to Payment are kept, including all equipment necessary for accessing such Books and the names

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-5.

and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Company, are set forth in Part 2 of Schedule 1.
                           ----------

          (c) Trade Names and Trade Styles.  All trade names and trade styles
              ----------------------------
under which the Company presently conducts its business operations are set forth in Part 3 of Schedule 1.
             ----------

          (d) Ownership of Collateral.  The Company is, and, except as permitted
              -----------------------
by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

          (e) Enforceability; Priority of Security Interest.  (i) This Agreement
              ---------------------------------------------
creates a security interest which is enforceable against the Collateral in which the Company now has rights and will create a security interest which is enforceable against the Collateral in which the Company hereafter acquires rights at the time the Company acquires any such rights; and (ii) the Agent has a perfected and first priority security interest in the Collateral covered by the Financing Statements filed in the Filing Offices and any other Financing Statements required hereunder, and will have a perfected security interest in the Collateral, subject only to Permitted Liens, referred to in the Financing Statements filed in the Filing Offices, and any other Financing Statements filed hereunder, in which the Company hereafter acquires rights at the time the Company acquires any such rights, in each case securing the payment and performance of the Secured Obligations, and free from any Lien other than Permitted Liens.

          (f) Rights to Payment.
              -----------------

          (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Company's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(k) or otherwise occurring in the ordinary course of business;

         (ii) all Rights to Payment comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

        (iii) the Company has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents; and

         (iv) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct in all material respects and in all material respects what they purport to be.

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-6.

          SECTION 5  Covenants.  In addition to the covenants of the Company set
                     ---------
forth in the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment, the Company agrees that:

          (a) Defense of Collateral.  The Company will appear in and defend any
              ---------------------
action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Agent's right or interest in, any material portion of Collateral.

          (b) Preservation of Collateral.  The Company will do and perform all
              --------------------------
reasonable acts that may be necessary and appropriate to maintain, preserve and protect any material Collateral.

          (c) Compliance with Laws, Etc.  The Company will comply with all laws,
              -------------------------
regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Collateral position of the Agent and the Banks.

          (d) Location of Books and Chief Executive Office.  The Company will
              --------------------------------------------
give at least 30 days' prior written notice to the Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining Books or collecting material Rights to Payment for the Company or (B) any change in the location of the Company's chief executive office or principal place of business.

          (e) Location of Collateral.  If any Inventory of the Company shall be
              ----------------------
relocated to, or otherwise be located in, a state of the United States in which a Financing Statement has not already been filed with respect to such Inventory, and the aggregate value of such Inventory equals or exceeds $5,000,000 (as determined by the Company using net book values as determined in accordance with
GAAP), the Company will give the Agent prompt notice thereof (and in any event not later than one Business Day after becoming aware thereof).

          (f) Change in Name, Identity or Structure.  The Company will give at
              -------------------------------------
least 30 days' prior written notice to the Agent of (i) any change in its name and (ii) any changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

          (g) Maintenance of Records.  The Company will keep Books with respect
              ----------------------
to the Collateral which are accurate in all material respects.

          (h) Invoicing of Sales.  The Company will invoice all of its sales and
              ------------------
maintain proof of delivery and customer acceptance of goods in accordance with past practices.

          (i) Liens.  The Company will keep the Collateral free of all Liens
              -----
except Permitted Liens.

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-7.

          (j) Expenses.  The Company will pay all expenses of protecting,
              --------
storing, warehousing, insuring, handling and shipping the Collateral.

          (k) Rights to Payment.  The Company will:
              -----------------

          (i) with such frequency as the Agent may require upon the occurrence and during the continuance of an Event of Default or after any acceleration of the Secured Obligations (but in no event more than once during any calendar month), furnish to the Agent full and complete reports, in form and substance reasonably satisfactory to the Agent, with respect to the Accounts, including information as to concentration, aging, identity of account debtors, letters of credit securing Accounts, disputed Accounts and other matters, as the Agent shall reasonably request;

         (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices, and enforce all Accounts and other Rights to Payment, and during the existence of an Event of Default, take all such action to such end as may from time to time be reasonably requested by the Agent, except that the Company may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices;

        (iii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Company, any dispute, setoff, claim, counterclaim or defense exists with respect to an Account or other Right to Payment, disclose such fact in the Books relating to such Account or other Right to Payment;

         (iv) to the extent required in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

          (v) upon the request of the Agent at any time that Loans are outstanding (A) upon the occurrence and during the continuance of an Event of Default, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Agent or to such other Person or location as the Agent shall specify; and

         (vi) upon the occurrence and during the continuance of any Event of Default, upon the request of Agent, at any time that Loans are outstanding, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Agent shall require.

          (l) Instruments, Etc.  Upon the request of the Agent, the Company will
              ----------------
(i) immediately deliver to the Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, Documents, all letters of credit relating to the Collateral, and all Rights to Payment at any time evidenced by promissory

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-8.

notes, trade acceptances or other instruments, (ii) mark all Documents with such legends as the Agent shall reasonably specify, and (iii) obtain consents from any letter of credit issuers with respect to the assignment to the Agent of any Letter of Credit Proceeds.

          (m) Inventory.  The Company will:
              ---------

          (i) at such times as the Agent shall request, prepare and deliver to the Agent a report of all Inventory, in form and substance reasonably satisfactory to the Agent; and

         (ii) upon the reasonable request of the Agent, take a physical listing of the Inventory (including specification of all locations thereof) and promptly deliver a copy of such physical listing to the Agent.

          (n) Notices, Reports and Information.  The Company will (i) notify the
              --------------------------------
Agent of any other modifications of or additions to the information contained in
Schedule 1; (ii) notify the Agent of any material claim made or asserted against
----------
the Collateral by any Person or other event other than market changes which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (iii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail; and (iv) upon the reasonable request of the Agent make such demands and requests for information and reports as the Company is entitled to make in respect of the Collateral.

          (o) [reserved]

          (p) Insurance.  All insurance maintained by the Company, as required
              ---------
under Section 6.06 of the Credit Agreement, with respect to Collateral as well as all "Property" referred to in the Deeds of Trust shall name the Agent as loss payee/mortgagee and/or as additional insured, for the benefit of the Banks, as their interests may appear. Upon request of the Agent or any Bank, the Company shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section or any other Collateral Documents. Additionally, the Company shall also furnish to the Agent at least once in each calendar year a certificate of the Company's insurance broker or other insurance specialist stating that all premiums then due on the policies relating to such insurance required hereunder and under the other Collateral Documents have been paid and that such policies are in full force and effect. All insurance policies required under this subsection shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed without at least 30 days' prior written notice to the Company and the Agent. Receipt of notice of termination or cancellation of any such insurance policies or material reduction of coverages or amounts thereunder shall entitle the Agent to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this subsection or otherwise to obtain similar insurance in place of such policies, in each case at the expense of the Company.

          SECTION 6  Rights to Payment.
                     -----------------

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-9.

          (a) Collection of Rights to Payment.  Until the Agent exercises its
              -------------------------------
rights hereunder to collect Rights to Payment, the Company shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment unless in its reasonable business judgment it decides not to collect a Right to Payment. At the request of the Agent, upon and after the occurrence and during the continuance of any Event of Default if Loans are outstanding, all remittances received by the Company shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

          SECTION 7  Authorization; Agent Appointed Attorney-in-Fact.  The Agent
                     -----------------------------------------------
shall have the right to, in the name of the Company, or in the name of the Agent or otherwise, without notice to or assent by the Company, and the Company hereby constitutes and appoints the Agent (and any of the Agent's officers or employees or agents designated by the Agent) as the Company's true and lawful attorney-in-fact, with full power and authority to:

          (i) if the Company fails to do so promptly, sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral;

         (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

        (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

         (iv) send requests for verification of Rights to Payment to the customers or other obligors of the Company;

          (v) contact, or direct the Company to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Agent;

         (vi) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

        (vii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Agent;

       (viii) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent may deem necessary or desirable to


                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-10.

maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

         (ix) execute any and all applications, documents, papers and instruments necessary for the Agent to use the Intellectual Property and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property in connection with the exercise of the Agent's rights and remedies under Section 10;

          (x) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

         (xi) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Company, which the Agent may deem necessary or advisable to (A) realize upon the Collateral, and (B) maintain, protect, and preserve the Collateral and the Agent's security interest therein and to accomplish the purposes of this Agreement.

The Agent agrees that, except upon and after the occurrence and during the continuance of an Event of Default and while Loans are outstanding, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (x) and (xi)(A). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. The Company hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

          SECTION 8  Agent Performance of Company Obligations.  If the Company
                     ----------------------------------------
fails to do so promptly after notice, the Agent may perform or pay any obligation which the Company has agreed to perform or pay under or in connection with this Agreement, and the Company shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 8.

          SECTION 9  Agent's Duties.  Notwithstanding any provision contained in
                     --------------
this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Company or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

          SECTION 10  Remedies.
                      --------

          (a) Remedies.  Upon the occurrence and during the continuance of an
              --------
Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement, the Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Company agrees that upon the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit


                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-11.

Agreement the Agent may exercise the following rights and remedies, in accordance with the direction or consent of the Majority Banks:

          (i) The Agent may peaceably and without notice enter any premises of the Company, and using reasonable care, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of the Company or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine.

         (ii) The Agent may require the Company to assemble all or any part of the Collateral and make it available to the Agent, at any place and time designated by the Agent.

        (iii) The Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

         (iv) The Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Company's assets, without charge or liability to the Agent therefor, except that Company Intellectual Property may only be used as provided in Subsection (b)) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that the Company shall be credited
                       --------  -------
with the net proceeds of sale only when such proceeds are finally collected by the Agent. The Agent and each of the Banks shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Company hereby releases, to the extent permitted by law. The Company hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Company set forth in the Credit Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent
                                                      --------
may provide the Company shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

          (b) License.  Solely for the purpose of enabling the Agent to exercise
              -------
its rights and remedies under this Section 10 or otherwise in connection with the disposition of Inventory in accordance with this Agreement, the Company hereby grants to the Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Company) of the Intellectual Property necessary to sell or otherwise dispose of Inventory, provided that such license to use such Intellectual Property does not include the right to manufacture Inventory.

          (c) Application of Proceeds.  The cash proceeds actually received from
              -----------------------
the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-12.

provided in the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Company or otherwise disposed of in accordance with the UCC or other applicable law. The Company shall remain liable to the Agent and the Banks for any deficiency which exists after any sale or other disposition or collection of Collateral.

          SECTION 11  Certain Waivers.  The Company waives, to the fullest
                      ---------------
extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent or the Banks (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's or any of the Banks' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent or the Banks arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral, other than any resulting from the gross negligence or willful misconduct of such Person.

          SECTION 12  Notices.  All notices, requests or other communications
                      -------
hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

          SECTION 13  No Waiver; Cumulative Remedies.  No failure to exercise
                      ------------------------------
and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 14  Costs and Expenses; Indemnification; Other Charges.
                      --------------------------------------------------

          (a) Costs and Expenses.  The Company shall:
              ------------------

          (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all reasonable costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby; and

         (ii) pay or reimburse the Agent, the Lead Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection


                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-13.

with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

          (b) Indemnification.  The Company shall indemnify, defend and hold the
              ---------------
Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
-------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or relating to the Collateral, whether or not any Indemnified Person is a party thereto (all of the foregoing, collectively, the "Indemnified
                                                             -----------
Liabilities"); provided, that the Company shall have no obligation hereunder to
-----------    --------
any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

          (c) Other Charges.  The Company agrees to indemnify the Agent and each
              -------------
of the Banks against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

          (d) Interest. Any amounts payable to the Agent or any Bank under this
              --------
Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.08(c) of the Credit Agreement.

          (e) Survival.  The agreements in this Section shall survive payment of
              --------
all other Secured Obligations.

          SECTION 15  Successors and Assigns.  The provisions of this Agreement
                      ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

          SECTION 16  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          SECTION 17  Entire Agreement; Amendment.  This Agreement, together
                      ---------------------------
with the other Loan Documents, embodies the entire agreement and understanding among the

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-14.

Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

          SECTION 18  Severability.  The illegality or unenforceability of any
                      ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          SECTION 19  Counterparts.  This Agreement may be executed in any
                      ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Agreement may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank of or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          SECTION 20  Incorporation of Provisions of the Credit Agreement.  To
                      ---------------------------------------------------
the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article X thereof, such provisions are incorporated herein by this reference.

          SECTION 21  No Inconsistent Requirements.  The Company acknowledges
                      ----------------------------
that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          SECTION 22  Termination.  Upon the termination of the Commitments of
                      -----------
the Banks and payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Agent shall promptly execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence termination of all security interests given by the Company to the Agent hereunder; provided, however, that the obligations of
                                    --------  -------
the Company under Section 14 shall survive such termination.

          SECTION 23  Amendment and Restatement of Existing Security Agreement.
                      --------------------------------------------------------
From and after the Closing Date, this Agreement amends and restates the existing Security Agreement dated as of June 16, 1998 between the Agent and the Company.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-15.

                                        THE COMPANY
                                        -----------

                                        MICRON TECHNOLOGY, INC.


                                        By  __________________________
                                            Title:


                                        THE AGENT
                                        ---------

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION


                                        By  __________________________
                                            Title:


                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-16.

                                   SCHEDULE 1
                           to the Security Agreement


1.  LOCATIONS OF CHIEF EXECUTIVE OFFICE AND OTHER LOCATIONS, INCLUDING OF
    ---------------------------------------------------------------------
    COLLATERAL
    ----------

          Chief Executive Office and Principal Place of Business:

                     8000 South Federal Way
                     Boise, Idaho 83707



2.  LOCATIONS OF BOOKS PERTAINING TO RIGHTS TO PAYMENT
    --------------------------------------------------


                     8000 South Federal Way
                     Boise, Idaho 83707



3.  TRADE NAMES AND TRADE STYLES; OTHER CORPORATE, TRADE OR FICTITIOUS NAMES;
    -------------------------------------------------------------------------
    ETC.
    ---

                       FORM OF COMPANY SECURITY AGREEMENT
                                     F-17.

                                                                       EXHIBIT G
                                                                       ---------

                      FORM OF GUARANTOR SECURITY AGREEMENT
                      ------------------------------------


          THIS SECURITY AGREEMENT (this "Agreement"), dated as of September 1,
                                         ---------
1998, is made between Micron Semiconductor Products, Inc., an Idaho corporation (the "Guarantor"), and Bank of America National Trust and Savings Association,
      ---------
as agent for itself and the Banks referred to below (in such capacity, the "Agent").
------

                                    RECITALS
                                    --------

          WHEREAS, Micron Technology, Inc. (the "Company"), certain financial
                                                 -------
institutions as lenders (the "Banks") and the Agent are parties to a Second
                              -----
Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 among the Company, the Banks and the Agent (as amended, modified, renewed or extended from time to time, the "Credit Agreement");
                                 ----------------

          WHEREAS, to guarantee the indebtedness and other obligations of the Company under the Credit Agreement, the Guarantor has made a Guaranty dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Guaranty") in favor of the Agent; and
     --------

          WHEREAS, it is a condition precedent to the occurrence of the Closing Date under the Credit Agreement that the Guarantor enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Banks, the security interests hereinafter provided to secure the obligations of the Guarantor under the Guaranty described below.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Certain Defined Terms.  As used in this Agreement, the following
              ---------------------
terms shall have the following meanings:

          "Accounts" means any and all accounts receivable owed to the
           --------
Guarantor, whether now existing or hereafter acquired or arising, arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-1.

          "Books" means all books, records and other written, electronic or
           -----
other documentation in whatever form maintained now or hereafter by or for the Guarantor in connection with the ownership of the Collateral or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Collateral), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Guarantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Guarantor's books or records or with credit reporting, including with regard to the Guarantor's Accounts.

          "Collateral" has the meaning set forth in Section 2.
           ----------

          "Documents" means any and all documents of title, bills of lading,
           ---------
dock warrants, dock receipts, warehouse receipts and other documents of the Guarantor relating to Collateral, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Guarantor for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

          "Equipment" means all now existing or hereafter acquired equipment of
           ---------
the Guarantor in all of its forms, located at the Idaho Facility and the Utah Facility, and including any and all machinery, furniture, equipment, furnishings and fixtures in which the Guarantor now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, Vendor Intellectual Property, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

          "Excluded Collateral" means the Collateral set forth on Schedule 1.
           -------------------                                    ----------

          "Financing Statements" has the meaning set forth in Section 3.
           --------------------

          "General Intangibles" means all general intangibles of the Guarantor
           -------------------
in any way relating to or arising out of or existing in connection with the Accounts, Inventory and Equipment constituting Collateral, now existing or hereafter acquired or arising and shall include Vendor Intellectual Property and exclude Guarantor Intellectual Property.

          "Guarantor Documents" has the meaning set forth in the Guaranty.
           -------------------

                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-2.

          "Guarantor Intellectual Property" means any Intellectual Property
           -------------------------------
owned or held by the Guarantor or in which the Guarantor otherwise has any interest that allows for transfer or sublicense to third parties, now existing or hereafter acquired or arising, whether or not relating to or arising out of or existing in connection with the Equipment.

          "Intellectual Property" means the following properties and assets:
           ---------------------
(i) all patents and patent applications, domestic or foreign, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights arising therefrom and pertaining thereto (collectively, "Patents"); (ii) all copyrights and
                                   -------
applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), and all rights of renewal and extension of copyright; (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof; (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and (v) the entire goodwill of or associated with the businesses now or hereafter conducted by the Guarantor connected with and symbolized by any of the aforementioned properties and assets.

          "Inventory" means any and all of the Guarantor's inventory in all of
           ---------
its forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Guarantor's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Guarantor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Guarantor, including "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Guarantor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Guarantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-3.

part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

          "Rights to Payment" means all Accounts and any and all rights and
           -----------------
claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Documents, General Intangibles and Proceeds.

          "Secured Obligations" means the "Guaranteed Obligations" of the
           -------------------
Guarantor as defined in the Guaranty.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of California; provided, however, in the event
                                               --------  -------
that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Vendor Intellectual Property" means any Intellectual Property owned
           ----------------------------
by or originating with a vendor from whom Guarantor purchased Equipment, where such Intellectual Property (i) accompanied the sale of such Equipment to Guarantor, (ii) which Guarantor utilized or accessed in the operation of such Equipment, (iii) to which Guarantor was licensed, either expressly or by implication, and (iv) as to which Vendor placed no restrictions on transfer in connection with the resale of Equipment.

          (c) Terms Defined in UCC.  Where applicable and except as otherwise
              --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

          (d) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

          SECTION 2  Security Interest.
                     -----------------

          (a) Grant of Security Interest.  As security for the payment and
              --------------------------
performance of the Secured Obligations, the Guarantor hereby pledges, assigns, transfers, hypothecates and sets over to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, and hereby grants to the Agent, for itself and on behalf of and for the ratable benefit of the Banks, a security interest in all of the Guarantor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising but excluding the Guarantor's right, title and interest in, to and under the Excluded Collateral (collectively, the "Collateral"): (i) all Accounts; (ii) all Documents; (iii) all Equipment; (iv)
 ----------
all

                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-4.

General Intangibles; (v) all Inventory; (vi) all Books; and (vii) all products and Proceeds of any and all of the foregoing.

          (b) Continuing Security Interest.  The Guarantor agrees that this
              ----------------------------
Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

          (c) Excluded General Intangibles.  Notwithstanding the foregoing
              ----------------------------
provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any General Intangibles of the Guarantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the
                                                     --------  -------
foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any General Intangible which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account, or goods which are the subject of any Account, (B) any and all proceeds of any General Intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded General Intangibles, such General Intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          SECTION 3  Perfection Procedures.  The Guarantor shall execute and
                     ---------------------
deliver to the Agent at any time and from time to time after execution of this Agreement all other or additional financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Agent (the "Financing Statements"), and
                                                     --------------------
take all other action, as the Agent may request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, (i) on or prior to the Closing Date the Guarantor shall execute and deliver Financing Statements for filing in the Filing Offices, and (ii) after the Closing Date the Guarantor shall execute and deliver Financing Statements for filing in the appropriate filing office or offices in any state identified by the Guarantor in a notice delivered to the Agent pursuant to Section 5(e).

          SECTION 4  Representations and Warranties.  In addition to the
                     ------------------------------
representations and warranties of the Guarantor set forth in the Guaranty, which are incorporated herein by this reference, the Guarantor represents and warrants to each Bank and the Agent that:


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-5.

          (a) Location of Chief Executive Office and Collateral.  The
              -------------------------------------------------
Guarantor's chief executive office and principal place of business is located at the address set forth in Part 1 of Schedule 1.
                                   ----------

          (b) Locations of Books.  All locations where Books pertaining to the
              ------------------
Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Guarantor, are set forth in Part 2 of Schedule 1.
                                                      ----------

          (c) Trade Names and Trade Styles.  All trade names and trade styles
              ----------------------------
under which the Guarantor presently conducts its business operations are set forth in Part 3 of Schedule 1.
                   ----------

          (d) Ownership of Collateral.  The Guarantor is, and, except as
              -----------------------
permitted by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Guarantor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

          (e) Enforceability; Priority of Security Interest.  (i) This Agreement
              ---------------------------------------------
creates a security interest which is enforceable against the Collateral in which the Guarantor now has rights and will create a security interest which is enforceable against the Collateral in which the Guarantor hereafter acquires rights at the time the Guarantor acquires any such rights; and (ii) the Agent has a perfected and first priority security interest in the Collateral covered by the Financing Statements filed in the Filing Offices and any other Financing Statements required hereunder, and will have a perfected security interest in the Collateral, subject only to Permitted Liens, referred to in the Financing Statements filed in the Filing Offices, and any other Financing Statements required hereunder, in which the Guarantor hereafter acquires rights at the time the Guarantor acquires any such rights, in each case securing the payment and performance of the Secured Obligations, and free from any Lien other than Permitted Liens.

          (f) Rights to Payment.
              -----------------

          (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Guarantor's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(k) or otherwise occurring in the ordinary course of business;


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-6.

         (ii) all Rights to Payment comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

        (iii) the Guarantor has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents; and

         (iv) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct in all material respects and in all material respects what they purport to be.

          SECTION 5  Covenants.  In addition to the covenants of the Guarantor
                     ---------
set forth in the Guaranty, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that:

          (a) Defense of Collateral.  The Guarantor will appear in and defend
              ---------------------
any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Agent's right or interest in, any material portion of Collateral.

          (b) Preservation of Collateral.  The Guarantor will do and perform all
              --------------------------
reasonable acts that may be necessary and appropriate to maintain, preserve and protect any material Collateral.

          (c) Compliance with Laws, Etc.  The Guarantor will comply with all
              -------------------------
laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Collateral position of the Agents and the Banks.

          (d) Location of Books and Chief Executive Office.  The Guarantor will
              --------------------------------------------
give at least 30 days' prior written notice to the Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining Books or collecting material Rights to Payment for the Guarantor or (B) any change in the location of the Guarantor's chief executive office or principal place of business.

          (e) Location of Collateral.  If any Inventory of the Guarantor shall
              ----------------------
be relocated to, or otherwise be located in, a state of the United States in which a Financing Statement has not already been filed with respect to such Inventory, and the aggregate value of such Inventory equals or exceeds $5,000,000 (as determined by the Guarantor using net book values as determined in accordance with GAAP), the Company will give the Agent prompt notice thereof (and in any event not later than one Business Day after becoming aware thereof).

          (f) Change in Name, Identity or Structure.  The Guarantor will give at
              -------------------------------------
least 30 days' prior written notice to the Agent of (i) any change in its name and (ii) any changes in its


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-7.

identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

          (g) Maintenance of Records.  The Guarantor will keep Books with
              ----------------------
respect to the Collateral which are accurate in all material respects.

          (h) Invoicing of Sales.  The Guarantor will invoice all of its sales
              ------------------
and maintain proof of delivery and customer acceptance of goods in accordance with past practices.

          (i) Liens.  The Guarantor will keep the Collateral free of all Liens
              -----
except Permitted Liens.

          (j) Expenses.  The Guarantor will pay all expenses of protecting,
              --------
storing, warehousing, insuring, handling and shipping the Collateral.

          (k) Rights to Payment.  The Guarantor will:
              -----------------

          (i) with such frequency as the Agent may require upon the occurrence and during the continuance of an Event of Default or after any acceleration of the Secured Obligations (but in no event more than once during any calendar month), furnish to the Agent full and complete reports, in form and substance reasonably satisfactory to the Agent, with respect to the Accounts, including information as to concentration, aging, identity of account debtors, letters of credit securing Accounts, disputed Accounts and other matters, as the Agent shall reasonably request;

         (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices, and enforce all Accounts and other Rights to Payment, and during the existence of an Event of Default, take all such action to such end as may from time to time be reasonably requested by the Agent, except that the Guarantor may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices;

        (iii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Guarantor, any dispute, setoff, claim, counterclaim or defense exists with respect to an Account or other Right to Payment, disclose such fact in the Books relating to such Account or other Right to Payment;

         (iv) to the extent required in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

          (v) upon the request of the Agent at any time that Loans are outstanding (A) upon the occurrence and during the continuance of an Event of Default, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-8.

Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Agent or to such other Person or location as the Agent shall specify; and

         (vi) upon the occurrence and during the continuance of any Event of Default, upon the request of Agent, at any time that Loans are outstanding, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Agent shall require.

          (l) Instruments, Etc.  Upon the request of the Agent, the Guarantor
              ----------------
will (i) immediately deliver to the Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, Documents, all letters of credit relating to the Collateral, and all Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) mark all Documents with such legends as the Agent shall reasonably specify, and (iii) obtain consents from any letter of credit issuers with respect to the assignment to the Agent of any Letter of Credit Proceeds.

          (m) Inventory.  The Guarantor will:
              ---------

          (i) at such times as the Agent shall request, prepare and deliver to the Agent a report of all Inventory, in form and substance reasonably satisfactory to the Agent; and

         (ii) upon the reasonable request of the Agent, take a physical listing of the Inventory (including specification of all locations thereof) and promptly deliver a copy of such physical listing to the Agent.

          (n) Notices, Reports and Information.  The Guarantor will (i) notify
              --------------------------------
the Agent of any other modifications of or additions to the information contained in Schedule 1; (ii) notify the Agent of any material claim made or
             ----------
asserted against the Collateral by any Person or other event other than market changes which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (iii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail; and (iv) upon the reasonable request of the Agent make such demands and requests for information and reports as the Guarantor is entitled to make in respect of the Collateral.

          (o) [reserved]
              ----------

          (p) Insurance.  All insurance maintained by the Guarantor, as required
              ---------
under Section 6.06 of the Credit Agreement, with respect to Collateral shall name the Agent as loss payee/mortgagee and/or as additional insured, for the benefit of the Banks, as their interests may appear. Upon request of the Agent or any Bank, the Guarantor shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Guarantor (and, if requested by the Agent, any insurance broker of the Guarantor) setting forth the nature and extent of all insurance maintained by the Guarantor and its Subsidiaries in accordance with this Section or any Collateral Documents.


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-9.

          SECTION 6  Rights to Payment.
                     -----------------

          (a) Collection of Rights to Payment.  Until the Agent exercises its
              -------------------------------
rights hereunder to collect Rights to Payment, the Guarantor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment unless in its reasonable business judgment it decides not to collect a Right to Payment. At the request of the Agent, upon and after the occurrence and during the continuance of any Event of Default, if Loans are outstanding, all remittances received by the Guarantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

          SECTION 7  Authorization; Agent Appointed Attorney-in-Fact.  The Agent
                     -----------------------------------------------
shall have the right to, in the name of the Guarantor, or in the name of the Agent or otherwise, without notice to or assent by the Guarantor, and the Guarantor hereby constitutes and appoints the Agent (and any of the Agent's officers or employees or agents designated by the Agent) as the Guarantor's true and lawful attorney-in-fact, with full power and authority to:

          (i) if the Guarantor fails to do so promptly, sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral;

         (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

        (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

         (iv) send requests for verification of Rights to Payment to the customers or other obligors of the Guarantor;

          (v) contact, or direct the Guarantor to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Agent;

         (vi) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

        (vii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Agent;

       (viii) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise

                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-10.

file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

         (ix) execute any and all applications, documents, papers and instruments necessary for the Agent to use the Intellectual Property and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property in connection with the exercise of the Agent's rights and remedies under Section 10;

          (x) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

         (xi) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Guarantor, which the Agent may deem necessary or advisable to (A) realize upon the Collateral, and (B) maintain, protect, and preserve the Collateral and the Agent's security interest therein and to accomplish the purposes of this Agreement.

The Agent agrees that, except upon and after the occurrence and during the continuance of an Event of Default and while Loans are outstanding, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (x) and (xi)(A). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. The Guarantor hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

          SECTION 8  Agent Performance of Guarantor Obligations.  If the
                     ------------------------------------------
Guarantor fails to do so promptly after notice, the Agent may perform or pay any obligation which the Guarantor has agreed to perform or pay under or in connection with this Agreement, and the Guarantor shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 8.

          SECTION 9  Agent's Duties.  Notwithstanding any provision contained in
                     --------------
this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Guarantor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

          SECTION 10  Remedies.
                      --------

          (a) Remedies.  Upon the occurrence and during the continuance of an
              --------
Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement, the Agent shall have, in addition to all other rights and remedies granted to it in this


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-11.

Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Guarantor agrees that upon the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations under Section 8.02 of the Credit Agreement the Agent may exercise the following rights and remedies, in accordance with the direction or consent of the Majority Banks:

          (i) The Agent may peaceably and without notice enter any premises of the Guarantor, and using reasonable care, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of the Guarantor or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine.

         (ii) The Agent may require the Guarantor to assemble all or any part of the Collateral and make it available to the Agent, at any place and time designated by the Agent.

        (iii) The Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

         (iv) The Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Guarantor's assets, without charge or liability to the Agent therefor, except that Guarantor Intellectual Property may only be used as provided in Subsection (b)) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that the Guarantor shall be credited
                       --------  -------
with the net proceeds of sale only when such proceeds are finally collected by the Agent. The Agent and each of the Banks shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Guarantor hereby releases, to the extent permitted by law. The Guarantor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Guarantor set forth in the Guaranty, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent may
                                                --------
provide the Guarantor shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

          (b) License.  Solely for the purpose of enabling the Agent to exercise
              -------
its rights and remedies under this Section 10 or otherwise in connection with the disposition of Inventory in accordance with this Agreement, the Guarantor hereby grants to the Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Guarantor) of the Intellectual Property necessary to sell or otherwise dispose


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-12.

of Inventory, provided that such license to use such Intellectual Property does not include the right to manufacture Inventory.

          (c) Application of Proceeds.  The cash proceeds actually received from
              -----------------------
the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Guarantor or otherwise disposed of in accordance with the UCC or other applicable law. The Guarantor shall remain liable to the Agent and the Banks for any deficiency which exists after any sale or other disposition or collection of Collateral.

          SECTION 11  Certain Waivers.  The Guarantor waives, to the fullest
                      ---------------
extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent or the Banks (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's or any of the Banks' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent or the Banks arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral, other than any resulting from the gross negligence or willful misconduct of such Person.

          SECTION 12  Notices.  All notices, requests or other communications
                      -------
hereunder shall be given in the manner and to the addresses specified in the Guaranty. All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

          SECTION 13  No Waiver; Cumulative Remedies.  No failure to exercise
                      ------------------------------
and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 14  Costs and Expenses; Indemnification; Other Charges.
                      --------------------------------------------------

          (a) Costs and Expenses.  The Guarantor shall:
              ------------------

          (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all reasonable costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated),


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-13.

this Agreement and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby; and

         (ii) pay or reimburse the Agent, the Lead Arranger and each Bank for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

          (b) Indemnification.  The Guarantor shall indemnify, defend and hold
              ---------------
the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
-------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or relating to the Collateral, whether or not any Indemnified Person is a party thereto (all of the foregoing, collectively, the "Indemnified
                                                             -----------
Liabilities"); provided, that the Guarantor shall have no obligation hereunder
-----------    --------
to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

          (c) Other Charges.  The Guarantor agrees to indemnify the Agent and
              -------------
each of the Banks against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

          (d) Interest. Any amounts payable to the Agent or any Bank under this
              --------
Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.08(c) of the Credit Agreement.

          (e) Survival.  The agreements in this Section shall survive payment of
              --------
all other Secured Obligations.

          SECTION 15  Successors and Assigns.  The provisions of this Agreement
                      ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Guarantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and the Majority Banks.


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-14.

          SECTION 16  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          SECTION 17  Entire Agreement; Amendment.  This Agreement, together
                      ---------------------------
with the other Loan Documents, embodies the entire agreement and understanding among the Guarantor, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

          SECTION 18  Severability.  The illegality or unenforceability of any
                      ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          SECTION 19  Counterparts.  This Agreement may be executed in any
                      ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Agreement may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank of or the Guarantor shall bind such Bank or the Guarantor, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          SECTION 20  Incorporation of Provisions of the Guaranty.  To the
                      -------------------------------------------
extent the Guaranty contains provisions of general applicability to the Guarantor Documents, such provisions are incorporated herein by this reference.

          SECTION 21  No Inconsistent Requirements.  The Guarantor acknowledges
                      ----------------------------
that this Agreement and the other Guarantor Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          SECTION 22  Termination.  Upon the termination of the Commitments of
                      -----------
the Banks and payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Agent shall promptly execute and deliver to the Guarantor such documents and instruments reasonably requested by the Guarantor as shall be necessary to evidence termination


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-15.

of all security interests given by the Guarantor to the Agent hereunder; provided, however, that the obligations of the Guarantor under Section 14 shall
--------  -------
survive such termination.

          SECTION 23  Amendment and Restatement of Existing Security Agreement.
                      --------------------------------------------------------
From and after the Closing Date, this Agreement amends and restates the existing Security Agreement dated as of June 16, 1998 between the Agent and the Guarantor.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                        THE GUARANTOR
                                        -------------

                                        MICRON SEMICONDUCTOR
                                        PRODUCTS, INC.


                                        By  __________________________
                                            Title:


                                        THE AGENT
                                        ---------

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION


                                        By  __________________________
                                            Title:


                      FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-16.

                                   SCHEDULE 1
                           to the Security Agreement


1.  LOCATIONS OF CHIEF EXECUTIVE OFFICE AND OTHER LOCATIONS, INCLUDING OF
    ---------------------------------------------------------------------
    COLLATERAL
    ----------

          Chief Executive Office and Principal Place of Business:

                     8000 South Federal Way
                     Boise, Idaho 83707



2.  LOCATIONS OF BOOKS PERTAINING TO RIGHTS TO PAYMENT
    --------------------------------------------------


                     8000 South Federal Way
                     Boise, Idaho 83707



3.  TRADE NAMES AND TRADE STYLES; OTHER CORPORATE, TRADE OR FICTITIOUS NAMES;
    -------------------------------------------------------------------------
    ETC.
    ---

                       FORM OF GUARANTOR SECURITY AGREEMENT
                                     G-17.

                                                                       EXHIBIT H
                                                                       ---------

                          FORM OF IDAHO DEED OF TRUST
                          ---------------------------

                             SEE ATTACHMENT HERETO

                          FORM OF IDAHO DEED OF TRUST
                                      H-1.

                                                                       EXHIBIT I
                                                                       ---------

                           FORM OF UTAH DEED OF TRUST
                           --------------------------

                             SEE ATTACHMENT HERETO



                          FORM OF UTAH DEED OF TRUST
                                      I-1.

                                                                       EXHIBIT J
                                                                       ---------

             FORM OF OPINION OF COMPANY'S ASSISTANT GENERAL COUNSEL
             ------------------------------------------------------

                             SEE ATTACHMENT HERETO.


             FORM OF OPINION OF COMPANY'S ASSISTANT GENERAL COUNSEL
                                      J-1.

                                                                       EXHIBIT K
                                                                       ---------

            FORM OF OPINION OF WILSON SONSINI GOODRICH & ROSATI, PC
            -------------------------------------------------------

                             SEE ATTACHMENT HERETO.


                 OPINION OF WILSON, SONSINI, GOODRICH & ROSATI
                                      K-1.

                                                                       EXHIBIT L
                                                                       ---------

             FORM OF OPINION OF HAWLEY, TROXELL, ENNIS & HAWLEY LLP
             ------------------------------------------------------

                             SEE ATTACHMENT HERETO.


                  OPINION OF HAWLEY, TROXELL, ENNIS & HAWLEY
                                      L-1.

                                                                       EXHIBIT M
                                                                       ---------

                   FORM OF OPINION OF PARSONS BEHLE & LATIMER
                   ------------------------------------------

                             SEE ATTACHMENT HERETO.


                      OPINION OF PARSONS BEHLE & LATIMER
                                     M-1.

                                                                       EXHIBIT N
                                                                       ---------

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------

          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
                                                          --------------
Acceptance") dated as of ____________, is made between __________________ (the
----------
"Assignor") and ________________ (the "Assignee").
---------                              --------

                                    RECITALS
                                    --------

          WHEREAS, the Assignor is party to that certain Second Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement")
                                                              ----------------
among Micron Technology, Inc. (the "Company"), the several financial
                                    -------
institutions from time to time party thereto (including the Assignor, the "Banks"), and Bank of America National Trust and Savings Association, as agent
 -----
for the Banks (the "Agent").  Any terms defined in the Credit Agreement and not
                    -----
defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

          WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Loans") to the Company in an aggregate amount
                                -----
not to exceed $__________ (the "Commitment");
                                ----------

          WHEREAS, [the Assignor has made Loans in the aggregate principal amount of $__________ to the Company] [no Loans are outstanding under the Credit Agreement]; and

          WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans], in an amount equal to $__________ (the "Assigned Amount"),
                                                            ---------------
on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions.

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          1.  Assignment and Acceptance.
              -------------------------

              (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ___% (the "Assignee's Percentage
                                                       ---------------------
Share") of (A) the Commitment [and the Loans] of the Assignor and (B) all
-----
related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

              (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                                      N-1.

be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that the Assignor shall not relinquish its rights under Sections 10.04 and 10.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

              (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

              (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

          2.  Payments.
              --------

              (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Loans.

              (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 10.08 of the Credit Agreement.

          3. Reallocation of Payments. Any interest, fees and other payments
             ------------------------
accrued to the Effective Date with respect to the Commitment [and Loans] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt. From and after the Effective Date, the Agent shall make all payments with respect to the Commitment [and the Loans] (including payments of interest, principal, fees and other amounts) to the Assignee.

          4. Independent Credit Decision. The Assignee (a) acknowledges that it
             ---------------------------
has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time,


                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                                      N-2.

continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

          5.  Effective Date; Notices.
              -----------------------

              (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be _____________ (the "Effective
                                                                ---------
Date"); provided that the following conditions precedent have been satisfied on
----
or before the Effective Date:

                  (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                 (ii) the consent of the Company and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 10.08 of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                 (iv) the Assignee shall have complied with Section 10.08 of the Credit Agreement (if applicable);

                  (v) the processing fee referred to in Section 2(b) hereof and in Section 10.08 of the Credit Agreement shall have been paid to the Agent; and

                  (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

              (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgement by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.
                   ----------

          6. Agent. The Assignee hereby appoints and authorizes the Assignor to
             -----
take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement. [The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

          7. Withholding Tax. The Assignee (a) represents and warrants to the
             ---------------
Bank, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service


                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                                      N-3.

Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          8.  Representations and Warranties.
              ------------------------------

              (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.


              (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

              (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium,

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                                      N-4.

reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

              9.  Further Assurances. The Assignor and the Assignee each hereby
                  ------------------
agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

              10. Miscellaneous.
                  -------------

                   (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                   (b) All payments made hereunder shall be made without any set-off or counterclaim.

                   (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                   (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                   (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.

                   (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

[Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                                      N-5.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]

                                             By: _____________________________
                                             Title:


                                             [ASSIGNEE]

                                             By: _____________________________
                                             Title:



                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                                      N-6.

                                   SCHEDULE 1


                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------

                                                                 _______________
Bank of America National Trust
 and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attn:  Agency Management Services #5596


Micron Technology, Inc.
Mail Stop 157
8000 South Federal Way
Boise, Idaho 83707-0006
Attention:  Norman L. Schlachter
            Treasurer

Ladies and Gentlemen:

          We refer to the Second Amended and Restated Revolving Credit Agreement dated as of September 1, 1998 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among Micron
                                               ----------------
Technology, Inc. (the "Company"), the several financial institutions from time
                       -------
to time party thereto (including the Assignor, the "Banks"), and Bank of America
                                                    -----
National Trust and Savings Association, as agent for the Banks (the "Agent").
                                                                     -----
Terms defined in the Credit Agreement are used herein as therein defined.

          1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
                                       --------
"Assignee") of _____% of the right, title and interest of the Assignor in and to
 --------
the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor [and all outstanding Loans made by the Assignor]) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before
                                           -------------------------
giving effect to such assignment the Assignor's Commitment is $ ___________ and the aggregate amount of its outstanding Loans is $_____________.

          2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Company to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                                      1.

          3.  The following administrative details apply to the Assignee:

              (A)  Notice Address:

                   Assignee name: _____________________________________________
                   Address: ___________________________________________________
                            ___________________________________________________
                            ___________________________________________________
                   Attention: _________________________________________________
                   Telephone:  (___) __________________________________________
                   Facsimile:  (___) __________________________________________

              (B)  Payment Instructions:

                   Account No.: _______________________________________________
                      At: _____________________________________________________
                          _____________________________________________________
                          _____________________________________________________
                   Reference: _________________________________________________
                   Attention: _________________________________________________


          4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                 Very truly yours,

                                 [NAME OF ASSIGNOR]


                                 By: _________________________________________
                                 Title:


                                 [NAME OF ASSIGNEE]


                                 By: _________________________________________
                                 Title:


                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                                      2.

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


MICRON TECHNOLOGY, INC.


By: ______________________________________
    Title:


BANK OF AMERICA NATIONAL TRUST AND
 SAVINGS ASSOCIATION, as Agent


By: _______________________________________
    Vice President


                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                                      3.